Exhibit 10.1

AGREEMENT OF SALE AND PURCHASE

THIS AGREEMENT OF SALE AND PURCHASE (“Agreement”) made this 24th day of February, 2014 by and between Talleyrand Realty Associates, L.L.C., a New York limited liability company, having an address c/o Mack-Cali Realty Corporation, 343 Thornall Street, Edison; New Jersey 08837-2206 (“Seller”) and H’Y2 Talleyrand, LLC, a Delaware limited liability company, having an address at c/o Keystone Property Group, One Presidential Boulevard, Suite 300, Bala Cynwyd, Pennsylvania 19004 (“Purchaser”).

In consideration of the mutual promises, covenants, and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1            Definitions.  For purposes of this Agreement, the following capitalized terms have the meanings set forth in this Section 1.1:

“Apex Agreement” means that certain Agreement for the management of rooftop transmitting sites dated July 6, 1998, as amended, between Mack-Cali Realty Corporation on behalf of Seller and Apex Site Management, Inc.

“Assignment” has the meaning ascribed to such term in Section 10.3(d) and shall be in the form attached hereto as Exhibit A.

“Assignment of Leases” has the meaning ascribed to such term in Section 10.3(c) and shall be in the form attached hereto as Exhibit B.

“Authorities” means the various federal, state and local governmental and quasigovernmental bodies or agencies having jurisdiction over the Real Property and Improvements, or any portion thereof.

“Bill of Sale” has the meaning ascribed to such term in Section 10.3(b) and shall be in the form attached hereto as Exhibit C.

“Business Day” means any day other than a Saturday, Sunday or a day on which national banking associations are authorized or required to close.

“Certificate as to Foreign Status” has the meaning ascribed to such term in Section 10.3(g) and shall be in the form attached hereto as Exhibit I.

“Certifying Person” has the meaning ascribed to such term in Section 4.3(a).

“Closing” means the consummation of the purchase and sale of the Property contemplated by this Agreement, as provided for in Article X.

“Closing Date” means the date on which the Closing of the transaction contemplated hereby actually occurs.

“Closing Statement” has the meaning ascribed to such term in Section 10.4(b).

“Closing Surviving Obligations” means the rights, liabilities and obligations set forth in Sections 5.3, 5.4, 7.5, 8.1 8.2, 8.3, 10.4, 10.6, 11.1, 11.2, 12.1, Article XIV, 16.1, 18.2 and 18.9, and any other provisions which pursuant to their terms survives the Closing hereunder.  If Purchaser or Seller consists of more than one entity, then the Closing Surviving Obligations of such Purchaser or Seller set forth in this Agreement shall only apply to such Purchaser or Seller as to the portion of the Property it sells or purchases.

“Code” has the meaning ascribed to such term in Section 4.3.

“Confidentiality Agreement” means that certain Confidentiality Agreement dated December 3, 2013 and amended December 13, 2013, by and between KPG Investments, LLC and Mack-Cali Realty Corporation.

“Deed” has the meaning ascribed to such term in Section 10.3(a).

“Delinquent Rental” has the meaning ascribed to such term in Section 10.4(c).

“Documents” has the meaning ascribed to such term in Section 5.2(a).

“Earnest Money Deposit” has the meaning ascribed to such term in Section 4.2.

“Effective Date” means the date of this Agreement first set forth above.

“Environmental Laws” means each and every federal, state, county and municipal statute, ordinance, rule, regulation, code, order, requirement, directive, binding written interpretation and binding written policy pertaining to Hazardous Substances issued by any Authorities and in effect as of the date of this Agreement with respect to or which otherwise pertains to or effects the Real Property or the Improvements, or any portion thereof, the use, ownership, occupancy or operation of the Real Property or the Improvements, or any portion thereof, or Purchaser, and as same have been amended, modified or supplemented from time to time prior to the Effective Date, including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. § 9601 et seq.), the Hazardous Substances Transportation Act (49 U.S.C. § 1802 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.), as amended by the Hazardous and Solid Wastes Amendments of 1984, the Water Pollution Control Act (33 U.S.C. § 1251 et seq.), the Safe Drinking Water Act (42 U.S.C. § 300f et seq.), the Clean Water Act (33 U.S.C. § 1321 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Solid Waste Disposal Act (42 U.S.C. § 6901 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. § 11001 et seq.), the Radon Gas and Indoor Air Quality Research Act of 1986 (42 U.S.C. § 7401 et seq.), the National Environmental Policy Act (42 U.S.C. § 4321 et seq.), the Superfund Amendment Reauthorization Act of 1986 (42 U.S.C. § 9601 et seq.), the Occupational Safety and Health Act (29 U.S.C. § 651 et seq.) (collectively, the “Environmental Statutes”), and any and all rules and regulations which have

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become effective prior to the date of this Agreement under any and all of the Environmental Statutes.

“Escrow Agent” means First American Title Insurance Company, having an address c/o Executive Realty Transfer, Inc., 1431 Sandy Circle, Narberth, PA 19072.

“Existing Survey” means Seller’s existing survey of the Real Property, dated February 11, 1997, prepared by Ward Carpenter Engineers, Inc., and certified to Talleyrand Realty Associates L.P., Cali Realty Corporation, and others.

“Evaluation Period” has the meaning ascribed to such term in Section 5.1.

“Governmental Regulations” means all laws, statutes, ordinances, rules and regulations of the Authorities applicable to Seller or the use or operation of the Real Property or the Improvements or any portion thereof including but not limited to the Environmental Laws.

“Hazardous Substances” means (a) asbestos, radon gas and urea formaldehyde foam insulation, (b) any solid, liquid, gaseous or thermal contaminant, including smoke vapor, soot, fumes, acids, alkalis, chemicals, petroleum products or byproducts, polychlorinated biphenyls, phosphates, lead or other heavy metals and chlorine, (c) any solid or liquid waste (including, without limitation, hazardous waste), hazardous air pollutant, hazardous substance, hazardous chemical substance and mixture, toxic substance, pollutant, pollution, regulated substance and contaminant, and (d) any other chemical, material or substance, the use or presence of which, or exposure to the use or presence of which, is prohibited, limited or regulated by any Environmental Laws.

“Improvements” means all buildings, structures, fixtures, parking areas and other improvements located on the Real Property.

“Lease Schedule” has the meaning ascribed to such term in Section 5.2(a) and is attached hereto as Exhibit F.

“Leases” means all of the leases and other agreements with Tenants with respect to the use and occupancy of the Real Property, together with all renewals and modifications thereof, if any, all guaranties thereof, if any, and any new leases and lease guaranties entered into after the Effective Date.

“Licensee Parties” has the meaning ascribed to such term in Section 5.1.

“Licenses and Permits” means, collectively, all of Seller’s right, title and interest, to the extent assignable, in and to licenses, permits, certificates of occupancy, approvals, dedications, subdivision maps and entitlements now or hereafter issued, approved or granted by the Authorities in connection with the Real Property and the Improvements, together with all renewals and modifications thereof.

“Major Tenant” means any Tenant leasing in excess of 10,000 square feet of space at the Real Property, in the aggregate, as listed on Exhibit J attached hereto.

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“New Tenant Costs” has the meaning ascribed to such term in Section 10.4(f).

“Operating Expenses” has the meaning ascribed to such term in Section 10.4(d).

“Permitted Exceptions” has the meaning ascribed to such term in Section 6.2(a).

“Permitted Outside Parties” has the meaning ascribed to such term in Section 5.2(b).

“Personal Property” means all of Seller’s right, title and interest in and to all equipment, appliances, tools, supplies, machinery, artwork, furnishings and other tangible personal property attached to, appurtenant to, located in and used exclusively in connection with the ownership or operation of the Improvements and situated at the Real Property at the time of Closing, but specifically excluding all personal property leased by Seller or owned by tenants or others.

“Property” has the meaning ascribed to such term in Section 2.1.

“Proration Items” has the meaning ascribed to such term in Section 10.4(a).

“Purchase Price” has the meaning ascribed to such term in Section 3.1.

“Purchaser’s Affiliates” means any past, present or future: (i) shareholder, partner, member, manager or owner of Purchaser; (ii) entity that, directly or indirectly, controls, is controlled by or is under common control with Purchaser and (iii) the heirs, executors, administrators, personal or legal representatives, successors and assigns of any or all of the foregoing.

“Purchaser’s Information” has the meaning ascribed to such term in Section 5.3(c).

“REA Party” means any entity that is a party to a reciprocal easement agreement, cost sharing agreement, association agreement, declaration or other similar agreement affecting the Property.

“Real Property” means those two certain parcels of land located at 200 and 220 White Plains Road, in the Village of Tarrytown, Town of Greenburgh, State of New York, as is more particularly described on the legal description attached hereto as Exhibit D, together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights.

“Rental” has the meaning ascribed to such term in Section 10.4(c).

“Scheduled Closing Date” means thirty (30) days after the expiration of the Evaluation Period, subject to Seller’s and Purchaser’s right to adjourn the Scheduled Closing Date for up to ten (10) days in accordance with the terms and conditions set forth in Section 10.1 below, or such earlier or later date to which Purchaser and Seller may hereafter agree in writing.

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“Security Deposits” means all Tenant security deposits in the form of cash and letters of credit, if any, held by Seller, as landlord (together with any interest which has accrued thereon, but only to the extent such interest has accrued for the account of the Tenant).

“Service Contracts” means all of Seller’s right, title and interest, to the extent assignable, in all service agreements, maintenance contracts, equipment leasing agreements, warranties, guarantees, bonds, open purchase orders and other contracts for the provision of labor, services, materials or supplies relating solely to the Real Property, Improvements or Personal Property and under which Seller is currently paying for services rendered in connection with the Property, as listed and described on Exhibit E attached hereto, together with all renewals, supplements, amendments and modifications thereof, and any new such agreements entered into after the Effective Date, to the extent permitted by Section 7.1.

“Seller’s Affiliates” means any past, present or future: (i) shareholder, partner, member, manager or owner of Seller; (ii) entity in which Seller or any past, present or future shareholder, partner, member, manager or owner of Seller has or had an interest; (iii) entity that, directly or indirectly, controls, is controlled by or is under common control with Seller and (iv) the heirs, executors, administrators, personal or legal representatives, successors and assigns of any or all of the foregoing.

“Significant Portion” means, for purposes of the casualty provisions set forth in Article XI hereof, damage by fire or other casualty to the Real Property and the Improvements or a portion thereof, the cost of which to repair would exceed ten percent (10%) of the Purchase Price.

“SNDA” has the meaning ascribed to such term in Section 7.3.

“Survey Objection” has the meaning ascribed to such term in Section 6.1.

“Tenants” means the tenants or users of the Real Property and Improvements who are parties to the Leases.

“Tenant Notice Letters” has the meaning ascribed to such term in Section 10.2(e), and are to be delivered by Purchaser to Tenants pursuant to Section 10.6.

“Termination Surviving Obligations” means the rights, liabilities and obligations set forth in Sections 5.2, 5.3, 5.4, 12.1, Articles XIII and XIV, 16.1, 18.2 and 18.8, and any other provisions which pursuant to their terms survive any termination of this Agreement.

“Title Commitment” has the meaning ascribed to such term in Section 6.2(a).

“Title Company” means First American Title Insurance Company, through its agent, Executive Realty Transfer, Inc.

“Title Objections” has the meaning ascribed to such term in Section 6.2(a).

“To Seller’s Knowledge” or “Seller’s Knowledge” means the present actual (as opposed to constructive or imputed) knowledge solely of Jeffrey Warner, Vice President, Leasing, and

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Dean Cingolani, First Vice President and regional property manager for this Property, without any independent investigation or inquiry whatsoever.

“Updated Survey” has the meaning ascribed to such term in Section 6.1.

Section 1.2            References; Exhibits and Schedules.  Except as otherwise specifically indicated, all references in this Agreement to Articles or Sections refer to Articles or Sections of this Agreement, and all references to Exhibits or Schedules refer to Exhibits or Schedules attached hereto, all of which Exhibits and Schedules are incorporated into, and made a part of, this Agreement by reference. The words “herein,” “hereof,” “hereinafter” and words and phrases of similar import refer to this Agreement as a whole and not to any particular Section or Article.

ARTICLE II
AGREEMENT OF PURCHASE AND SALE

Section 2.1            Agreement.  Seller hereby agrees to sell, convey and assign to Purchaser, and Purchaser hereby agrees to purchase and accept from Seller, on the Closing Date and subject to the terms and conditions of this Agreement, all of the following (collectively, the “Property”):

(a)           the Real Property;

(b)           the Improvements;

(c)           the Personal Property;

(d)           all of Seller’s right, title and interest as lessor in and to the Leases and, subject to the terms of the respective applicable Leases, the Security Deposits;

(e)           to the extent assignable, the Service Contracts and the Licenses and Permits; and

(f)            all of Seller’s right, title and interest, to the extent assignable or transferable, in and to all other intangible rights, titles, interests, privileges and appurtenances owned by Seller and related to or used exclusively in connection with the ownership, use or operation of the Real Property or the Improvements.

Section 2.2            Conversion.  Seller and Purchaser recognize that they may each benefit from converting this Agreement into an agreement of sale of the partnership or membership interests in the Seller.  During the Evaluation Period, Seller and Purchaser shall analyze whether such conversion is feasible and benefits both parties and, if both parties agree, Seller and Purchaser shall terminate this Agreement as to the Property and enter into an agreement of sale of partnership or membership interests of Seller with respect to the Property.

ARTICLE III
CONSIDERATION

Section 3.1            Purchase Price.  The purchase price for the Property (the “Purchase Price”) shall be Eighteen Million Dollars and NO/100 Cents ($18,000,000.00) in lawful currency

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of the United States of America. No portion of the Purchase Price shall be allocated to the Personal Property.

Section 3.2            Method of Payment of Purchase Price.  No later than 3:00 p.m. Eastern Time on the Closing Date, subject to the adjustments set forth in Section 10.4, Purchaser shall pay the Purchase Price (less the Earnest Money Deposit), together with all other costs and amounts to be paid by Purchaser at the Closing pursuant to the terms of this Agreement (“Purchaser’s Costs”), by Federal Reserve wire transfer of immediately available funds to the account of Escrow Agent. Escrow Agent, following authorization by the parties prior to 4:00 p.m. Eastern Time on the Closing Date, shall (i) pay to Seller by Federal Reserve wire transfer of immediately available funds to an account designated by Seller, the Purchase Price less any costs or other amounts to be paid by Seller at Closing pursuant to the terms of this Agreement, (ii) pay to the appropriate payees out of the proceeds of Closing payable to Seller all costs and amounts to be paid by Seller at Closing pursuant to the terms of this Agreement, and (iii) pay Purchaser’s Costs to the appropriate payees at Closing pursuant to the terms of this Agreement.

ARTICLE IV
EARNEST MONEY DEPOSIT
AND ESCROW INSTRUCTIONS

Section 4.1            The Initial Earnest Money Deposit. Within two (2) Business Days after the Effective Date, Purchaser shall deposit with the Escrow Agent, by Federal Reserve wire transfer of immediately available funds, the sum of One Hundred Fifty-Six Thousand Dollars and no/100 Cents ($156,000.00) as the initial earnest money deposit on account of the Purchase Price (the “Initial Earnest Money Deposit”). TIME IS OF THE ESSENCE with respect to the deposit of the Initial Earnest Money Deposit.

Section 4.2            Escrow Instructions and Additional Deposit. The Initial Earnest Money Deposit, the Additional Deposit (as defined below in this Section 4.2), and the Evaluation Period Extension Deposit (as hereinafter defined in Section 5.1(b)) shall be held in escrow by the Escrow Agent in an interest-bearing account, in accordance with the provisions of Article XVII. (The Initial Earnest Money Deposit, Additional Deposit and Evaluation Period Extension Deposit are hereinafter collectively and individually referred to as the “Earnest Money Deposit”.) In the event this Agreement is not terminated by Purchaser pursuant to the terms hereof by the end of the Evaluation Period in accordance with the provisions of Section 5.3(c) herein, then, (i) prior to the expiration of the Evaluation Period, Purchaser shall deposit with the Escrow Agent, by Federal Reserve wire transfer of immediately available funds, the additional sum of Six Hundred Twenty-Four Thousand Dollars and no/100 Cents ($624,000.00) as an additional earnest money deposit on account of the Purchase Price (the “Additional Deposit”), and (ii) the Earnest Money Deposit and the interest earned thereon shall become non-refundable to Purchaser except in accordance with Sections 6.3, 9.1, 11.1, 11.2 and 13.1 below. TIME IS OF THE ESSENCE with respect to the payment of the Additional Deposit. In the event this Agreement is terminated by Purchaser prior to the expiration of the Evaluation Period, then the Initial Earnest Money Deposit, together with all interest earned thereon, shall be refunded to Purchaser.

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Section 4.3            Designation of Certifying Person. In order to assure compliance with the requirements of Section 6045 of the Internal Revenue Code of 1986, as amended (the “Code”), and any related reporting requirements of the Code, the parties hereto agree as follows:

(a)           Provided the Escrow Agent shall execute a statement in writing (in form and substance reasonably acceptable to the parties hereunder) pursuant to which it agrees to assume all responsibilities for information reporting required under Section 6045(e) of the Code, Seller and Purchaser shall designate the Escrow Agent as the person to be responsible for all information reporting under Section 6045(e) of the Code (the “Certifying Person”). If the Escrow Agent refuses to execute a statement pursuant to which it agrees to be the Certifying Person, Seller and Purchaser shall agree to appoint another third party as the Certifying Person.

(b)           Seller and Purchaser each hereby agree:

(i)            to provide to the Certifying Person all information and certifications regarding such party, as reasonably requested by the Certifying Person or otherwise required to be provided by a party to the transaction described herein under Section 6045 of the Code; and

(ii)           to provide to the Certifying Person such party’s taxpayer identification number and a statement (on Internal Revenue Service Form W-9 or an acceptable substitute form, or on any other form the applicable current or future Code sections and regulations might require and/or any form requested by the Certifying Person), signed under penalties of perjury, stating that the taxpayer identification number supplied by such party to the Certifying Person is correct.

ARTICLE V
INSPECTION OF PROPERTY

Section 5.1            Evaluation Period.

(a)           For a period ending at 5:00 p.m. Eastern Time on March 31, 2014 (as may be extended as provided in 5.1(b) below, the “Evaluation Period”), Purchaser and its authorized agents and representatives (for purposes of this Article V, the “Licensee Parties”) shall have the right, subject to the right of any Tenants, to enter upon the Real Property and Improvements at all reasonable times during normal business hours to perform an inspection, including but not limited to a Phase I environmental assessment of the Property. At least 24 hours prior to such intended entry, Purchaser will provide e-mail notice to Seller, at the e-mail addresses set forth in Article XIV below, of the intention of Purchaser or the other Licensee Parties to enter the Real Property and Improvements, and such notice shall specify the intended purpose therefor and the inspections and examinations contemplated to be made and with whom any Licensee Party will communicate. At Seller’s option, Seller may be present for any such entry and inspection. Purchaser shall not communicate with or contact any of the Tenants without notifying Seller and giving Seller the opportunity to have a representative present. Purchaser shall not communicate with or contact any of the Authorities; provided, however, that Purchaser may communicate with the township in which the Real Property is located for the sole purpose of (i) confirming whether there are any existing municipal zoning or building code violations filed against the Property, (ii)

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without identifying the Property, to discuss real estate tax issues affecting the township generally, and (iii) to obtain copies of previously issued certificates of occupancy.  Notwithstanding the foregoing, Purchaser shall not take any action that would cause a municipal inspection to be made of the Property. During the Evaluation Period, Seller shall instruct its tax appeal counsel to answer any questions that Purchaser may have regarding the real estate taxes and the real estate tax appeals with respect to the Property. No physical testing or sampling shall be conducted during any entry by Purchaser or any Licensee Party upon the Real Property without Seller’s specific prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. TIME IS OF THE ESSENCE with respect to the provisions of this Section 5.1.

(b)           Only for the purpose of obtaining financing for the purchase of the Property, Purchaser shall have the option to extend the Evaluation Period for two (2) consecutive thirty-day periods by (i) providing notice to Seller at least one (1) Business Day prior to the expiration of the original Evaluation Period and any extended Evaluation Period that Purchaser is exercising such option; and (ii) prior to the expiration of the original Evaluation Period and prior to the expiration of the first extended Evaluation Period, delivering to Escrow Agent, via Federal Reserve wire transfer of immediately available funds, the sum of Nineteen Thousand Five Hundred Dollars and no/100 Cents ($19,500.00) as an additional earnest money deposit on account of the Purchase Price (each, an “Evaluation Period Extension Deposit”).  The Evaluation Period Extension Deposit shall be non-refundable to Purchaser except in accordance with Sections 6.3, 9.1, 11.1, 11.2 and 13.1 below but applicable to Purchase Price.  TIME IS OF THE ESSENCE with respect to the exercise of the option to extend the Evaluation Period and the payment of the Evaluation Period Extension Deposit.  Purchaser agrees and acknowledges that if it elects to exercise its option to extend the Evaluation Period as provided above, Purchaser shall have elected to proceed with the transaction as set forth in this Agreement, subject only to Purchaser obtaining unconditional acquisition financing on terms and conditions acceptable to Purchaser in its reasonable discretion for the Property and that notwithstanding anything to the contrary set forth in Subsection 5.3(c) below, Purchaser shall not have the further right to terminate this Agreement under Subsection 5.3(c) for any reason other than its inability to obtain such unconditional acquisition financing for the Property on terms and conditions acceptable to Purchaser in its reasonable discretion.

Section 5.2            Document Review.

(a)           During the Evaluation Period, Purchaser and the Licensee Parties shall have the right to review and inspect, at Purchaser’s sole cost and expense, all of the following which, to Seller’s Knowledge, are in Seller’s possession or control (collectively, the “Documents”): all existing environmental reports and studies of the Real Property, real estate tax bills, together with assessments (special or otherwise), ad valorem and personal property tax bills, covering the period of Seller’s ownership of the Property; Seller’s most current lease schedule in the form attached hereto as Exhibit F (the “Lease Schedule”); current operating statements; historical financial reports; the Leases, lease files, Service Contracts, Apex Agreement, and Licenses and Permits. Such inspections shall occur at a location selected by Seller, which may be at the office of Seller, Seller’s counsel, Seller’s property manager, at the Real Property, in an electronic “war room” or any of the above. Purchaser shall not have the right to review or inspect materials not directly related to the leasing, maintenance and/or

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management of the Property, including, without limitation, Seller’s internal e-mails and memoranda, financial projections, budgets, appraisals, proposals for work not actually undertaken, income tax records and similar proprietary, elective or confidential information, and engineering reports and studies.

(b)           Purchaser acknowledges that any and all of the Documents may be proprietary and confidential in nature and have been provided to Purchaser solely to assist Purchaser in determining the desirability of purchasing the Property. Subject only to the provisions of Article XII, Purchaser agrees not to disclose the contents of the Documents or any of the provisions, terms or conditions contained therein to any party outside of Purchaser’s organization other than its attorneys, partners, accountants, agents, consultants, lenders or investors (collectively, for purposes of this Section 5.2(b), the “Permitted Outside Parties”). Purchaser further agrees that within its organization, or as to the Permitted Outside Parties, the Documents will be disclosed and exhibited only to those persons within Purchaser’s organization or to those Permitted Outside Parties who are responsible for determining the desirability of Purchaser’s acquisition of the Property. Purchaser further acknowledges that the Documents and other information relating to the leasing arrangements between Seller and Tenants are proprietary and confidential in nature. Purchaser agrees not to divulge the contents of such Documents and other information except in strict accordance with the confidentiality standards set forth in this Section 5.2 and Article XII. In permitting Purchaser and the Permitted Outside Parties to review the Documents and other information to assist Purchaser, Seller has not waived any privilege or claim of confidentiality with respect thereto, and no third party benefits or relationships of any kind, either express or implied, have been offered, intended or created by Seller, and any such claims are expressly rejected by Seller and waived by Purchaser and the Permitted Outside Parties, for whom, by its execution of this Agreement, Purchaser is acting as an agent with regard to such waiver.

(c)           Purchaser acknowledges that some of the Documents may have been prepared by third parties and may have been prepared prior to Seller’s ownership of the Property. PURCHASER HEREBY ACKNOWLEDGES THAT, EXCEPT AS EXPRESSLY SET FORTH IN SECTION 8.1 BELOW, SELLER HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATION OR WARRANTY REGARDING THE TRUTH, ACCURACY OR COMPLETENESS OF THE DOCUMENTS OR THE SOURCES THEREOF. SELLER HAS NOT UNDERTAKEN ANY INDEPENDENT INVESTIGATION AS TO THE TRUTH, ACCURACY OR COMPLETENESS OF THE DOCUMENTS AND IS PROVIDING THE DOCUMENTS SOLELY AS AN ACCOMMODATION TO PURCHASER.

Section 5.3            Entry and Inspection Obligations Termination of Agreement.

(a)           Purchaser agrees that in entering upon and inspecting or examining the Property, Purchaser and the other Licensee Parties will not disturb the Tenants or interfere with the use of the Property pursuant to the Leases; interfere with the operation and maintenance of the Real Property or Improvements; damage any part of the Property or any personal property owned or held by Tenants or any other person or entity; injure or otherwise cause bodily harm to Seller or any Tenant, or to any of their respective agents, guests, invitees, contractors and employees, or to any other person or entity; permit any liens to attach to the Real Property by reason of the exercise of Purchaser’s rights under this Article V; or reveal or disclose any

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information obtained concerning the Property and the Documents to anyone outside Purchaser’s organization, except in accordance with the confidentiality standards set forth in Section 5.4(b)) and Article XII. Purchaser will (i) maintain comprehensive general liability (occurrence) insurance on terms and in amounts reasonably satisfactory to Seller, and Workers’ Compensation insurance in statutory limits, and, if Purchaser or any Licensee Party performs any physical inspection or sampling at the Real Property in accordance with Section 5.1, then Purchaser or such Licensee Party shall maintain errors and omissions insurance and contractor’s pollution liability insurance on terms and in amounts reasonably acceptable to Seller, and insuring Seller, Mack-Cali Realty, L.P., Mack-Cali Realty Corporation, Purchaser and such other parties as Seller shall request, covering any accident or event arising in connection with the presence of Purchaser or the other Licensee Parties on the Real Property or Improvements, and deliver evidence of insurance verifying such coverage to Seller prior to entry upon the Real Property or Improvements; (ii) promptly pay when due the costs of all entry and inspections and examinations done with regard to the Property; (iii) cause any inspection to be conducted in accordance with standards customarily employed in the industry and in compliance with all Governmental Regulations; (iv) at Seller’s request, furnish to Seller any studies, reports or test results received by Purchaser regarding the Property, promptly after such receipt, in connection with such inspection; and (v) restore the Real Property and Improvements to the condition in which the same were found before any such entry upon the Real Property and inspection or examination was undertaken.

(b)           Purchaser hereby indemnifies, defends and holds Seller and its partners, members, agents, directors, officers, employees, successors and assigns harmless from and against any and all liens, claims, causes of action, damages, liabilities, demands, suits, and obligations to third parties, together with all losses, penalties, costs and expenses relating to any of the foregoing (including but not limited to court costs and reasonable attorneys’ fees and expenses), arising out of any inspections, investigations, examinations, sampling or tests conducted by Purchaser or any of the Licensee Parties, whether prior to or after the Effective Date, with respect to the Property or any violation of the provisions of this Article V.

(c)           In the event that Purchaser determines, after its inspection of the Documents and Real Property and Improvements, that it wants to proceed with the transaction as set forth in this Agreement, Purchaser shall provide written notice to Seller that it elects to proceed with the transaction prior to the expiration of the Evaluation Period, WITH TIME BEING OF THE ESSENCE WITH RESPECT THERETO. In the event Purchaser does not provide such written notice or if Purchaser provides written notice of its election to terminate this Agreement, this Agreement shall automatically terminate. If this Agreement terminates under this Section 5.3(c), or under any other right of termination as set forth herein, Purchaser shall have the right to receive a refund of the Earnest Money Deposit, together with all interest which has accrued thereon, and except with respect to the Termination Surviving Obligations, this Agreement shall be null and void and the parties shall have no further obligation to each other hereunder. In the event this Agreement is terminated, Purchaser shall return to Seller all copies Purchaser has made of the Documents and all copies of any studies, reports or test results regarding any part of the Property obtained by Purchaser, before or after the execution of this Agreement, in connection with Purchaser’s inspection of the Property (collectively, “Purchaser’s Information”) promptly following the termination of this Agreement for any reason.

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Section 5.4            Sale “As Is”. THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT HAS BEEN NEGOTIATED BETWEEN SELLER AND PURCHASER, THIS AGREEMENT REFLECTS THE MUTUAL AGREEMENT OF SELLER AND PURCHASER, AND PURCHASER HAS THE RIGHT TO CONDUCT ITS OWN INDEPENDENT EXAMINATION OF THE PROPERTY PURSUANT TO THIS ARTICLE V. OTHER THAN THE MATTERS REPRESENTED IN SECTION 8.1 AND 16.1 HEREOF, BY WHICH ALL OF THE FOLLOWING PROVISIONS OF THIS SECTION 5.4 ARE LIMITED, PURCHASER HAS NOT RELIED UPON AND WILL NOT RELY UPON, EITHER DIRECTLY OR INDIRECTLY, ANY REPRESENTATION OR WARRANTY OF SELLER OR ANY OF SELLER’S AGENTS OR REPRESENTATIVES, AND PURCHASER HEREBY ACKNOWLEDGES THAT NO SUCH REPRESENTATIONS OR WARRANTIES HAVE BEEN MADE.

SELLER SPECIFICALLY DISCLAIMS, AND NEITHER SELLER NOR ANY OF SELLER’S AFFILIATES NOR ANY OTHER PERSON IS MAKING, ANY REPRESENTATION, WARRANTY OR ASSURANCE WHATSOEVER TO PURCHASER, AND NO WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EITHER EXPRESS OR IMPLIED, ARE MADE BY SELLER OR RELIED UPON BY PURCHASER WITH RESPECT TO THE STATUS OF TITLE TO OR THE MAINTENANCE, REPAIR, CONDITION, DESIGN OR MARKETABILITY OF THE PROPERTY, OR ANY PORTION THEREOF, INCLUDING BUT NOT LIMITED TO (a) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (b) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (c) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (d) ANY RIGHTS OF PURCHASER UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, (e) ANY CLAIM BY PURCHASER FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, WITH RESPECT TO THE IMPROVEMENTS OR THE PERSONAL PROPERTY, (f) THE FINANCIAL CONDITION OR PROSPECTS OF THE PROPERTY AND (g) THE COMPLIANCE OR LACK THEREOF OF THE REAL PROPERTY OR THE IMPROVEMENTS WITH GOVERNMENTAL REGULATIONS, INCLUDING WITHOUT LIMITATION ENVIRONMENTAL LAWS, NOW EXISTING OR HEREAFTER ENACTED OR PROMULGATED, IT BEING THE EXPRESS INTENTION OF SELLER AND PURCHASER THAT, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE PROPERTY WILL BE CONVEYED AND TRANSFERRED TO PURCHASER IN ITS PRESENT CONDITION AND STATE OF REPAIR, “AS IS” AND “WHERE IS,” WITH ALL FAULTS. PURCHASER REPRESENTS THAT IT IS A KNOWLEDGEABLE, EXPERIENCED AND SOPHISTICATED PURCHASER OF REAL ESTATE, AND THAT IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF PURCHASER’S CONSULTANTS IN PURCHASING THE PROPERTY. PURCHASER HAS BEEN GIVEN A SUFFICIENT OPPORTUNITY HEREIN TO CONDUCT AND HAS CONDUCTED OR WILL CONDUCT SUCH INSPECTIONS, INVESTIGATIONS AND OTHER INDEPENDENT EXAMINATIONS OF THE PROPERTY AND RELATED MATTERS AS PURCHASER DEEMS NECESSARY, INCLUDING BUT NOT LIMITED TO THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AND WILL RELY UPON SAME AND NOT UPON ANY STATEMENTS OF SELLER (EXCLUDING THE LIMITED MATTERS REPRESENTED BY SELLER IN SECTION 8.1 HEREOF) NOR OF ANY OFFICER, DIRECTOR, EMPLOYEE, AGENT OR ATTORNEY OF

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SELLER. PURCHASER ACKNOWLEDGES THAT ALL INFORMATION OBTAINED BY PURCHASER WAS OBTAINED FROM A VARIETY OF SOURCES, AND SELLER WILL NOT BE DEEMED TO HAVE REPRESENTED OR WARRANTED THE COMPLETENESS, TRUTH OR ACCURACY OF ANY OF THE DOCUMENTS OR OTHER SUCH INFORMATION HERETOFORE OR HEREAFTER FURNISHED TO PURCHASER. UPON CLOSING, PURCHASER WILL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO, ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER’S INSPECTIONS AND INVESTIGATIONS. PURCHASER ACKNOWLEDGES AND AGREES THAT, UPON CLOSING, SELLER WILL SELL AND CONVEY TO PURCHASER, AND PURCHASER WILL ACCEPT THE PROPERTY, “AS IS, WHERE IS,” WITH ALL FAULTS. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THERE ARE NO ORAL AGREEMENTS, WARRANTIES OR REPRESENTATIONS COLLATERAL TO OR AFFECTING THE PROPERTY BY SELLER, ANY AGENT OF SELLER OR ANY THIRD PARTY. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE OR OTHER PERSON, UNLESS THE SAME ARE SPECIFICALLY SET FORTH OR REFERRED TO HEREIN. PURCHASER ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS THE “AS IS, WHERE IS” NATURE OF THIS SALE AND ANY FAULTS, LIABILITIES, DEFECTS OR OTHER ADVERSE MATTERS THAT MAY BE ASSOCIATED WITH THE PROPERTY. PURCHASER, WITH PURCHASER’S COUNSEL, HAS FULLY REVIEWED THE DISCLAIMERS AND WAIVERS SET FORTH IN THIS AGREEMENT AND UNDERSTANDS THEIR SIGNIFICANCE AND AGREES THAT THE DISCLAIMERS AND OTHER AGREEMENTS SET FORTH HEREIN ARE AN INTEGRAL PART OF THIS AGREEMENT, AND THAT SELLER WOULD NOT HAVE AGREED TO SELL THE PROPERTY TO PURCHASER FOR THE PURCHASE PRICE WITHOUT THE DISCLAIMERS AND OTHER AGREEMENTS SET FORTH IN THIS AGREEMENT.

SUBJECT TO PURCHASER’S RIGHT TO BRING AN ACTION AGAINST SELLER PURSUANT TO SECTION 8.3 BELOW IN THE EVENT OF ANY BREACH BY SELLER OF THE REPRESENTATION AND WARRANTY PERTAINING TO ENVIRONMENTAL MATTERS SET FORTH IN SECTION 8.1 BELOW, PURCHASER AND PURCHASER’S AFFILIATES FURTHER COVENANT AND AGREE NOT TO SUE SELLER AND SELLER’S AFFILIATES AND HEREBY RELEASE SELLER AND SELLER’S AFFILIATES OF AND FROM AND WAIVE ANY CLAIM OR CAUSE OF ACTION, INCLUDING WITHOUT LIMITATION ANY STRICT LIABILITY CLAIM OR CAUSE OF ACTION, THAT PURCHASER OR PURCHASER’S AFFILIATES MAY HAVE AGAINST SELLER OR SELLER’S AFFILIATES UNDER ANY ENVIRONMENTAL LAW, NOW EXISTING OR HEREAFTER ENACTED OR PROMULGATED, RELATING TO ENVIRONMENTAL MATTERS OR ENVIRONMENTAL CONDITIONS IN, ON, UNDER, ABOUT OR MIGRATING FROM OR ONTO THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, OR BY VIRTUE OF ANY COMMON LAW RIGHT, NOW EXISTING OR HEREAFTER CREATED, RELATED TO ENVIRONMENTAL CONDITIONS OR ENVIRONMENTAL MATTERS IN, ON, UNDER, ABOUT OR MIGRATING FROM OR ONTO THE PROPERTY. THE TERMS AND CONDITIONS OF THIS SECTION 5.4 WILL

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EXPRESSLY SURVIVE THE TERMINATION OF THIS AGREEMENT OR THE CLOSING, AS THE CASE MAY BE, AND WILL NOT MERGE WITH THE PROVISIONS OF ANY CLOSING DOCUMENTS AND ARE HEREBY DEEMED INCORPORATED INTO THE DEED AS FULLY AS IF SET FORTH AT LENGTH THEREIN.

ARTICLE VI
TITLE AND SURVEY MATTERS

Section 6.1            Survey. Purchaser acknowledges receipt of the Existing Survey. Any modification, update or recertification of the Existing Survey shall be at Purchaser’s election and sole cost and expense. Any updated survey that Purchaser has elected to obtain, if any, is herein referred to as the “Updated Survey.” Purchaser shall have until March 24, 2014 to obtain an Updated Survey and to deliver a copy of same to Seller. Any gores, strips, overlaps or potential boundary line disputes and other survey defects, including but not limited to encroachments, legal description issues, easement locations that impede or interfere with use or occupancy and similar defects shall constitute a “Survey Objection” under this Agreement.

Section 6.2            Title Commitment.

(a)           Purchaser has ordered a title insurance commitment with respect to the Real Property issued, by the Title Company (the “Title Commitment”).  On or before March 12, 2014, Purchaser shall provide to Seller the Title Commitment, together with legible copies of the title exceptions listed thereon. On or before March 28, 2014 (the “Title Objection Date”), Purchaser shall notify Seller in writing, if there are (i) any monetary liens or other title exceptions that Purchaser objects to (“Title Objections”) or (ii) any Survey Objection. In the event Seller does not receive written notice of any Title Objections or Survey Objection by the Title Objection Date, TIME BEING OF THE ESSENCE, then Purchaser will be deemed to have accepted or waived such exceptions to title set forth on the Title Commitment as permitted exceptions (as accepted or waived by Purchaser, the “Permitted Exceptions”) and shall be deemed to have waived its right to object to any Survey Objection.

(b)           After the Title Objection Date, if the Title Company raises any new exception to title to the Real Property, Purchaser’s counsel shall have five (5) Business Days after he or she receives notice of such exception (the “New Objection Date”) (or as promptly as possible prior to the Closing if such notice is received with less than five (5) Business Days prior to the Closing), to provide Seller with written notice if such exception constitutes a Title Objection. In the event Seller does not receive notice of such Title Objection by the New Objection Date, Purchaser will be deemed to have accepted the exceptions to title set forth on any updates to the Title Commitment as Permitted Exceptions.

(c)           All taxes, water rates or charges, sewer rents and assessments, plus interest and penalties thereon, which on the Closing Date are liens against the Real Property and which Seller is obligated to pay and discharge will be credited against the Purchase Price (subject to the provision for apportionment of taxes, water rates and sewer rents herein contained) and shall not be deemed a Title Objection. If on the Closing Date there shall be security interests filed against the Real Property, such items shall not be Title Objections if (i) the personal property covered by such security interests are no longer in or on the Real Property, or (ii) such personal property is

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the property of a Tenant, and Seller executes and delivers an affidavit to such effect, or the security interest was filed more than five (5) year prior to the Closing Date and was not renewed.

(d)           If on the Closing Date the Real Property shall be affected by any lien which, pursuant to the provisions of this Agreement, is required to be discharged or satisfied by Seller, Seller shall not be required to discharge or satisfy the same of record provided the money necessary to satisfy the lien is retained by the Title Company at Closing, and the Title Company either omits the lien as an exception from the title insurance commitment or insures against collection thereof from out of the Real Property, and a credit is given to Purchaser for the recording charges for a satisfaction or discharge of such lien.

(e)           No franchise, transfer, inheritance, income, corporate or other tax open, levied or imposed against Seller or any former owner of the Property, that may be a lien against the Property on the Closing Date, shall be an objection to title if the Title Company insures against collection thereof from or out of the Real Property and/or the Improvements, and provided further that Seller deposits with the Title Company a sum of money or a parental guaranty reasonably acceptable to the Title Company and sufficient to secure a release of the Property from the lien thereof. If a search of title discloses judgments, bankruptcies, or other returns against other persons having names the same as or similar to that of Seller, Seller will deliver to Purchaser an affidavit stating that such judgments, bankruptcies or other returns do not apply to Seller, and such search results shall not be deemed Title Objections.

Section 6.3            Title Defect.

(a)           In the event Seller receives notice of any Survey Objection or Title Objection (collectively and individually a “Title Defect”) within the time periods required under Sections 6.1 and 6.2 above, Seller may elect (but shall not be obligated) to attempt to remove, or cause to be removed at its expense, any such Title Defect, and shall provide Purchaser with notice within five (5) days of its receipt of any such objection, of its intention to attempt to cure such any such Title Defect. If Seller elects to attempt to cure any Title Defect, the Scheduled Closing Date shall be extended for a period of twenty (20) days for the purpose of such removal.  In the event that (i) Seller elects not to attempt to cure any such Title Defect, or (ii) Seller is unable to cure any such Title Defect within such twenty (20) days from the Scheduled Closing Date, Seller shall so notify Purchaser and Purchaser shall have the right to terminate this Agreement pursuant to this Section 6.3(a) and receive a refund of the Earnest Money Deposit, together with all interest which has accrued thereon, or to waive such Title Defect and proceed to the Closing. Purchaser shall make such election by written notice to Seller within three (3) days after receipt of Seller’s notice. If Seller has elected to cure a Title Defect and thereafter fails to timely cure such Title Defect, and Purchaser elects to terminate this Agreement, then (i) Seller shall reimburse Purchaser for its reasonable out-of-pocket costs and expenses payable to third parties in connection with this transaction incurred after the date on which Seller informed Purchaser of its election to cure the Title Defect, not to exceed the Reimbursement Cap, and (ii) Purchaser shall promptly return Purchaser’s Information to Seller, after which neither party shall have any further obligation to the other under this Agreement except for the Termination Surviving Obligations. If Purchaser elects to proceed to the Closing, any Title Defects waived by Purchaser shall be deemed to constitute Permitted Exceptions, and there shall be no reduction in the Purchase Price. If, within the three-day period, Purchaser fails to notify Seller of Purchaser’s

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election to terminate, then Purchaser shall be deemed to have waived the Title Defect and to have elected to proceed to the Closing.

(b)           Notwithstanding any provision of this Article VI to the contrary, Seller shall be obligated to cure exceptions to title to the Property, in the manner described above, relating to liens and security interests securing any financings to Seller, any judgment liens, which are in existence on the Effective Date, or which come into existence after the Effective Date, and any mechanic’s liens resulting from work at the Property commissioned by Seller; provided, however, that any such mechanic’s lien may be cured by bonding in accordance with New York law. In addition, Seller shall be obligated to pay off any outstanding real estate taxes that were due and payable prior to the Closing (but subject to adjustment in accordance with Section 10.4 below).

ARTICLE VII
INTERIM OPERATING COVENANTS AND ESTOPPELS

Section 7.1            Interim Operating Covenants. Seller covenants to Purchaser that Seller will:

(a)           Operations and Leasing. From the Effective Date until Closing, continue to operate, manage and maintain the Property in the ordinary course of Seller’s business and substantially in accordance with Seller’s present practice, subject to ordinary wear and tear, and further subject to Article XI of this Agreement. From the Effective Date through the expiration of the Evaluation Period, Seller will notify Purchaser of any new Leases or amendments to existing Leases and provide copies thereof to Purchaser, along with notice of the anticipated expenditures in connection therewith to the extent known to Seller at such time, if such expenditures are not set forth in the amendment or new Lease, and will notify Purchaser of any real estate tax appeals initiated or settled during such period, but Purchaser shall have no right to approve any new Leases or Lease amendments or the initiation or settlement of any real estate tax appeals during such period (for the avoidance of doubt, Seller shall not be obligated to provide notice of tenant inducements that are set forth in a Lease amendment or new Lease, such as notice of the landlord’s tenant improvement or moving expense, obligations, even if the amendment or Lease does not set forth a specific dollar amount or maximum expenditure in connection with such inducement, unless Seller has already obtained a cost estimate for such item). Nothing herein shall require Seller to obtain written cost estimates for tenant improvements, but if Seller has them, it will deliver them to Purchaser along with the other new lease or lease amendment documents. After the expiration of the Evaluation Period and Purchaser’s posting of the Additional Deposit with the Escrow Agent, Seller shall not amend any existing Lease or enter into any new Lease, or initiate or settle any tax appeal, without Purchaser’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed.  It shall be reasonable for Purchaser to reject a proposed lease due to (i) rent amounts or free rent, (ii) tenant improvement allowances, (iii) term, (iv) creditworthiness of tenant, (v) landlord obligations such as requiring Purchaser to construct additional parking spaces at the Property and (vi) other reasonable underwriting criteria. From the expiration of the Evaluation Period and continuing through and after the Closing, Seller expressly reserves the right to prosecute and settle, subject to Purchaser’s prior written consent, which will not be unreasonably

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withheld, conditioned, or delayed, any tax appeals that pertain to tax years prior to the tax year in which the Closing occurs.

(b)           Compliance with Governmental Regulations. From the Effective Date until Closing, not knowingly take any action that Seller knows would result in a failure to comply in any material respects with any Governmental Regulations applicable to the Property, it being understood and agreed that prior to Closing, Seller will have the right to contest any such Governmental Regulations so long as there is no penalty or fine as a result thereof.

(c)           Service Contracts. From the expiration of the Evaluation Period until Closing, not enter into any service contract other than in the ordinary course of business, unless such service contract is terminable on thirty (30) days notice without penalty or unless Purchaser consents thereto in writing, which approval will not be unreasonably withheld, conditioned or delayed.

(d)           Notices. To the extent received by Seller, from the Effective Date until Closing, promptly deliver to Purchaser copies of written default notices, notices of lawsuits and notices of violations affecting the Property.

(e)           Representations and Warranties. Three (3) Business Days prior to the expiration of the Evaluation Period, Seller shall notify Purchaser in writing of any changes in the representations and warranties of Seller set forth in Section 8.1 below.

(f)            No New Liens and Encumbrances. After the Evaluation. Period, Seller shall not encumber the Property with any new lien or encumbrance.

Section 7.2            Estoppels. It will be a condition to Closing that Seller obtain from each Major Tenant an executed estoppel certificate in the form, or limited to the substance, prescribed by each Major Tenant’s Lease. Notwithstanding the foregoing, Seller agrees to request that each Major Tenant and other Tenants in the buildings and any REA Party execute an estoppel certificate in the form reasonably requested by Purchaser and annexed hereto as Exhibit G or such form as reasonably required by Purchaser’s lenders if such form is provided to Seller at least five (5) days prior to the end of the Evaluation Period. No later than five (5) Business Days after the end of the Evaluation Period, Seller will request each Major Tenant and other Tenants in the buildings and any REA Party to execute an estoppel certificate in the form of Exhibit G or such form as reasonably required by Purchaser’s lenders if such form is provided to Seller at least five (5) days prior to the end of the Evaluation Period and use good faith efforts to obtain same. Seller shall not be in default of its obligations hereunder if any Major Tenant or other Tenant or REA Party fails to deliver an estoppel certificate, or delivers an estoppel certificate which is not in accordance with this Agreement.

Section 7.3            SNDAs.  Upon Purchaser’s request, Seller shall deliver to each Major Tenant a subordination, non-disturbance and attornment agreement (“SNDA”) in the form, or limited to the substance, prescribed by each Major Tenant’s Lease, or if no form is required or substance prescribed, then in a commercially reasonable form required by Purchaser’s lender, provided such form is provided to Seller at least five (5) days prior to the expiration of the Evaluation Period.  Seller shall not be in default of its obligations hereunder if any Major Tenant

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fails to deliver an SNDA, or delivers a SNDA which is not in accordance with this Agreement and the delivery of any SNDA shall not be a condition precedent to Purchaser’s obligations to complete Closing.

Section 7.4            Rights of First Offer.  Seller has informed Purchaser that the third parties listed on Schedule 7.4 (each a “ROFO Party” and collectively, the “ROFO Parties”) possess rights of first offer to purchase the Property (collectively, the “ROFO Rights”).  Seller has further informed Purchaser that notice of the transaction contemplated hereunder has been given to each of the ROFO Parties in accordance with the ROFO Rights (the “ROFO Notice”).  Seller shall promptly provide notice to Purchaser of its receipt of any notice or other communication, written or oral, from any ROFO Party to exercise, or to decline to exercise, such ROFO Right, and, in the case of a written communication, copies thereof.  If any ROFO Party exercises its ROFO Rights (each, a “ROFO Election”), this Agreement shall automatically terminate.  If this Agreement is terminated pursuant to this Section 7.4, the Earnest Money Deposit shall be promptly returned to Purchaser, together with all interest which has accrued thereon and Purchaser shall be entitled to a reimbursement of its reasonable out of pocket costs and expenses payable to third parties in connection with this transaction, provided that the reimbursement by Seller to Purchaser under this Agreement shall not exceed the Reimbursement Cap (as hereinafter defined) and except with respect to the Termination Surviving Obligations, this Agreement shall be null and void and the parties shall have no further obligation to each other hereunder.

ARTICLE VIII
REPRESENTATIONS AND WARRANTIES

Section 8.1            Seller’s Representations and Warranties. The following constitute the sole representations and warranties of Seller, which representations and warranties shall be true in all material respects as of the Effective Date and the Closing Date (but subject to modifications as permitted by this Agreement). Subject to the limitations set forth in Section 8.3 of this Agreement, Seller represents and warrants to Purchaser the following:

(a)           Status. Seller is a limited liability company, duly organized and validly existing under the laws of the State of New York.

(b)           Authority. Subject to the ROFO Rights as provided in Section 7.4 above, the execution and delivery of this Agreement and the performance of Seller’s obligations hereunder have been or will be duly authorized by all necessary action on the part of Seller, and this Agreement constitutes the legal, valid and binding obligation of Seller.

(c)           Non-Contravention. The execution and delivery of this Agreement by Seller and the consummation by Seller of the transactions contemplated hereby will not violate any judgment, order, injunction, decree, regulation or ruling of any court or Authority or conflict with, result in a breach of, or constitute a default under the organizational documents of Seller, any note or other evidence of indebtedness, any mortgage, deed of trust or indenture, or any lease or, subject to the ROFO Rights, other material agreement or instrument to which Seller is a party or by which it is bound.

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(d)           Suits and Proceedings. To Seller’s Knowledge, except as listed in Exhibit H, there are no legal actions, suits or similar proceedings pending and served, or threatened in writing against Seller or the Property which (i) are not adequately covered by existing insurance and (ii) if adversely determined, would materially and adversely affect the value of the Property, the continued operations thereof, or Seller’s ability to consummate the transactions contemplated hereby.

(e)           Non-Foreign Entity. Seller is not a “foreign person” or “foreign corporation” as those terms are defined in the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

(f)            Tenants and Leases. As of the Effective Date, to Seller’s Knowledge, the only tenants of the Property are the Tenants set forth in the Lease Schedule on Exhibit F. To Seller’s Knowledge, the Documents made available to Purchaser pursuant to Section 5.2 hereof include true and correct copies of all of the Leases listed on Exhibit F. To Seller’s Knowledge, as of the Effective Date, no Tenant is in material non-monetary default, or in monetary default, under its Lease except as set forth on the arrearage schedule annexed hereto and made a part hereof as Exhibit K (the “Arrearage Schedule”). To Seller’s Knowledge, as of the Effective Date: (i) Seller has not received written notice in accordance with requirements of the applicable Lease from any Tenant that such Tenant is terminating its Lease, vacating its premises, or filing for bankruptcy, other than as listed on Schedule 8.1(f)(i); and (ii) Seller has paid all Tenant allowances and commissions for the current lease terms and demised premises under all Leases, other than as listed on Schedule 8.1(f)(ii). For the avoidance of doubt, Seller makes no representation or warranty with respect to any Tenant allowances or commissions that may be due and owing upon an extension, renewal or expansion of an existing Lease as stated in such Lease or in any extension, renewal or expansion amendment to such Lease.

(g)           Service Contracts. To Seller’s Knowledge, none of the service providers listed on Exhibit E is in default under any Service Contract. To Seller’s Knowledge, the Documents made available to Purchaser pursuant to Section 5.2 hereof include copies of all Service Contracts listed on Exhibit E under which Seller is currently paying for services rendered in connection with the Property.

(h)           Environmental Matters. To Seller’s Knowledge, (i) copies of all environmental assessments, reports and studies in Seller’s possession have been made available to Purchaser for Purchaser’s review, and (ii) Seller has not received written notice that the Property is currently in violation of any Environmental Laws.

(i)            Condemnation. To Seller’s Knowledge, there are no condemnation or eminent domain actions pending, or threatened in writing, against Seller or any part of the Property.

(j)            Bankruptcy. Seller is not insolvent or bankrupt within the meaning of United States federal law or State of New York law.

(k)           Anti-Terrorism. Neither Seller, nor any officer, director, shareholder, partner, investor or member of Seller is named by any Executive Order of the United States

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Treasury Department as a terrorist, a “Specially Designated National and Blocked Person;” or any other banned or blocked person, entity, nation or transaction pursuant to the law, order, rule or regulation that is enforced or administered by the Office of Foreign Assets Control (collectively, an “Identified Terrorist”). Seller is not engaging in this transaction on the behalf of, either directly or indirectly, any Identified Terrorist.

(l)            There are no rights of first refusal, rights of first offer or other rights, options or other agreements to purchase the Property binding on Seller other than the ROFO Rights, and true and correct copies of certain relevant provisions of the agreement in which such ROFO Rights are created have been provided to Purchaser and are attached hereto as Schedule 8.1(l).

(m)          Seller has no knowledge of any other person or entity having any rights or claims in or to the ROFO Rights other than the ROFO Parties.

(n)           Seller has given the ROFO Notice to the ROFO Parties in accordance and in compliance with the notice requirements relating to the ROFO Rights.

Section 8.2            Purchaser’s Representations and Warranties.  Purchaser represents and warrants to Seller the following:

(a)           Status. Purchaser is a duly organized and validly existing limited liability company under the laws of the State of Delaware.

(b)           Authority. The execution and delivery of this Agreement and the performance of Purchaser’s obligations hereunder have been duly authorized by all necessary action on the part of Purchaser, and this Agreement constitutes the legal, valid and binding obligation of Purchaser.

(c)           Non-Contravention. The execution and delivery of this Agreement by Purchaser and the consummation by Purchaser of the transactions contemplated hereby will not violate any judgment, order, injunction, decree, regulation or ruling of any court or Authority or conflict with, result in a breach of or constitute a default under the organizational documents of Purchaser, any note or other evidence of indebtedness, any mortgage, deed of trust or indenture, or any lease or other material agreement or instrument to which Purchaser is a party or by which it is bound.

(d)           Consents. No consent, waiver, approval or authorization is required from any person or entity (that has not already been obtained) in connection with the execution and delivery of this Agreement by Purchaser or the performance by Purchaser of the transactions contemplated hereby.

(e)           Anti-Terrorism. Neither Purchaser, nor any officer, director, shareholder, partner, investor or member of Purchaser is named by any Executive Order of the United States Treasury Department as Identified Terrorist. Purchaser is not engaging in this transaction on the behalf of, either directly or indirectly, any Identified Terrorist.

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Section 8.3                                    Survival of Representations, Warranties and Covenants. The representations and warranties of Seller set forth in Subsections 8.1(a) through (g), (i), (j), and (k) will survive the Closing for a period of six (6) months, after which time they will merge into the Deed. The representations and warranties of Seller set forth in Subsection 8.1 (h), (l), (m), and (n) will survive the Closing for a period of one (1) year, after which time they will merge into the Deed. Purchaser will not have any right to bring any action against Seller as a result of any untruth or inaccuracy of such representations, warranties or certifications, unless and until the aggregate amount of all liability and losses arising out of any such untruth or inaccuracy exceeds Two Hundred Fifty Thousand Dollars ($250,000.00); and then only to the extent of such excess.  In addition, in no event will the Seller’s liability for all such breaches exceed, in the aggregate, the sum of Four Hundred Seventy Thousand Dollars ($470,000.00).  Seller shall have no liability with respect to any of Seller’s representations, warranties or certifications herein if, prior to the Closing, Purchaser obtains knowledge (from whatever source, including, without limitation, any tenant estoppel certificates, as a result of Purchaser’s due diligence tests, investigations and inspections of the Property, or written disclosure by Seller or Seller’s agents and employees) that contradicts any of Seller’s representations, warranties or certifications, and Purchaser nevertheless consummates the transaction contemplated by this Agreement. In addition, with respect to any claim asserted or damage suffered by it with respect to any ROFO Rights, Purchaser shall first look to the issuer of its title insurance policy.  To that end, Purchaser will not have any right to pursue any action against Seller (other than the filing of notice required to preserve its claim) as a result of any untruth or inaccuracy of any of the representations or warranties made by Seller in Subsections 8.1(l), (m) or (n) until Purchaser has pursued and exhausted all actions and claims for coverage available to it under the title insurance policy issued to Purchaser in connection with Purchaser’s acquisition of the Property with respect to any claims or damages resulting or arising from any ROFO Rights.  The Closing Surviving Obligations and the Termination Surviving Obligations will survive Closing without limitation unless a specified period is otherwise provided in this Agreement.  All other representations, warranties, covenants and agreements made or undertaken by Seller under this Agreement, unless otherwise specifically provided herein, will not survive the Closing but will be merged into the Deed and other Closing documents delivered at the Closing.  Purchaser’s knowledge shall mean the present actual knowledge of William Glazer and Thomas Hartley.

ARTICLE IX
CONDITIONS PRECEDENT TO CLOSING

Section 9.1                                    Conditions Precedent to Obligation of Purchaser. The obligation of Purchaser to consummate the transaction hereunder shall be subject to the fulfillment on or before the Closing Date of all of the following conditions, any or all of which may be waived by Purchaser in its sole discretion:

(a)                                 Seller shall have delivered to Purchaser all of the items required to be delivered to Purchaser pursuant to the terms of this Agreement, including but not limited to the tenant estoppel certificates required under Section 7.2 and the documents and other items provided for in Section 10.3.

(b)                                 All of the representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects as of the Closing Date (with

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appropriate modifications permitted under this Agreement). For the avoidance of doubt, the representations and warranties contained in Subsections 8.1 (f) and (g) may be modified at Closing to reflect changes in the identity of the Tenants and the Leases (that are not in violation of the operating covenants set forth in Section 7.1 above), notices received from any Tenant that it is terminating its Lease, vacating its premises, or filing for bankruptcy, any Tenant defaults between the date hereof and Closing, and any changes in the Service Contracts (in accordance with the operating covenants set forth in Section 7.1 above), and any defaults by the service providers thereunder.

(c)                                  Seller shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Seller as of the Closing Date.

(d)                                 At or prior to Closing, the Title Company shall be prepared, or First American Title Insurance Company’s National Office shall be prepared if the Title Company is not so prepared, to irrevocably commit to issue to Purchaser a standard New York basic owner’s title insurance policy (without regard to any endorsements required by Purchaser or its lender) in the amount of the Purchase Price with respect to the Property pursuant to a marked-up title commitment or a pro-forma policy effective as of the Closing Date, subject only to Permitted Exceptions and the standard printed exceptions on such policy, upon the fulfillment by Seller and Purchaser of the Schedule B, Section I requirements, and the payment by Purchaser of the requisite premium.  Seller shall have the right to arrange for First American Title Insurance Company’s National Office to become involved in such title decisions.

If the conditions precedent to Closing under this Section 9.1 are not satisfied or waived by Purchaser on or before Closing, Purchaser shall have the right to terminate this Agreement and receive a refund of the Earnest Money Deposit and interest earned thereon and except with respect to the Termination Surviving Obligations, this Agreement shall be null and void and the parties shall have no further obligations to each other hereunder.

Section 9.2                                    Conditions Precedent to Obligation to Seller. The obligation of Seller to consummate the transaction hereunder shall be subject to the fulfillment on or before the Closing Date (or as otherwise provided) of all of the following conditions, any or all of which may be waived by Seller in it sole discretion:

(a)                                 Seller shall have received the Purchase Price as adjusted pursuant to, and payable in the manner provided for, in this Agreement.

(b)                                 Purchaser shall have delivered to Seller all of the items required to be delivered to Seller pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 10.2.

(c)                                  All of the representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the Closing Date.

(d)                                 Purchaser shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Purchaser as of the Closing Date.

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(e)                                  Seller shall have timely received evidence from Keystone Property Group of its offer of employment to all M-C Employees, as defined in, and the notices and certificates required under, that certain letter agreement dated of even date with this Agreement by and between Mack-Cali Realty Corporation and Keystone Property Group.

ARTICLE X
CLOSING

Section 10.1                             Closing.

(a)                                 The consummation of the transaction contemplated by this Agreement by delivery of documents and payments of money shall take place and be completed on or before 4:00 p.m. Eastern Time on the Scheduled Closing Date at the offices of the Escrow Agent.  Either of Purchaser and Seller may elect, one (1) time, to adjourn the Closing to a date no later than ten (10) days after the Scheduled Closing Date, or the next Business Day thereafter if such date is not a Business Day, by delivery of notice to the other, given at least one (1) day prior to the Scheduled Closing Date, TIME BEING OF THE ESSENCE with respect to each party’s respective obligation to close on such adjourned date.  Such adjourned date, if any, shall be the Closing Date.

(b)                                 At Closing, the events set forth in this Article X will occur, it being understood that the performance or tender of performance of all matters set forth in this Article X are mutually concurrent conditions which may be waived by the party for whose benefit they are intended. The acceptance of the Deed by Purchaser shall be deemed to be full performance and discharge of each and every agreement and obligation on the part of Seller to be performed hereunder unless otherwise specifically provided herein.

Section 10.2                             Purchaser’s Closing Obligations. On the Closing Date, Purchaser, at its sole cost and expense, will deliver to Seller the following items:

(a)                                 The Purchase Price, after all adjustments are made as herein provided, by Federal Reserve wire transfer of immediately available funds, in accordance with the timing and other requirements of Section 3.2;

(b)                                 A counterpart original of each Assignment of Leases, duly executed by Purchaser;

(c)                                  A counterpart original of each Assignment, duly executed by Purchaser;

(d)                                 Evidence reasonably satisfactory to Seller that the person executing the Assignment of Leases, the Assignment, and the Tenant Notice Letters on behalf of Purchaser has full right, power and authority to do so;

(e)                                  Form of written notice executed by Purchaser and to be addressed and delivered to the Tenants by Purchaser in accordance with Section 10.6 herein, (i) acknowledging the sale of the Property to Purchaser, (ii) acknowledging that Purchaser has received and that Purchaser is responsible for the Security Deposit (specifying the exact amount of the Security

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Deposit) and (iii) indicating that rent should thereafter be paid to Purchaser and giving instructions therefor (the “Tenant Notice Letters”);

(f)                                   A counterpart original of the Closing Statement, duly executed by Purchaser;

(g)                                  A certificate, dated as of the Closing Date, stating that the representations and warranties of Purchaser contained in Section 8.2 are true and correct in all material respects as of the Closing Date;

(h)                                 A counterpart original of the Operating Agreement (as defined in Section 10.3(k) below), duly executed by Purchaser;

(i)                                     Such other documents as, may be reasonably necessary or appropriate to effect the consummation of the transaction which is the subject of this Agreement; and

Section 10.3                             Seller’s Closing Obligations. On the Closing Date, Seller, at its sole cost and expense, will deliver to Purchaser the following items:

(a)                                 A bargain and sale deed with covenants against grantor’s acts, conveying the Property in fee simple to Purchaser, and containing the covenant required by Subdivision 5 of Section 13 of the Lien Law of the State of New York (the “Deed”), duly executed and acknowledged by Seller, conveying to Purchaser the Real Property and the Improvements, subject only to the Permitted Exceptions;

(b)                                 A bill of sale in the form attached hereto as Exhibit C (the “Bill of Sale”), duly executed by Seller, assigning and conveying to Purchaser, without representation or warranty, title to the Personal Property;

(c)                                  A counterpart original of an assignment and assumption of Seller’s interest, as lessor, in the Leases and Security Deposits in the form attached hereto as Exhibit B (the “Assignment of Leases”), duly executed by Seller, conveying and assigning to Purchaser all of Seller’s right, title and interest, as lessor, in the Leases and Security Deposits;

(d)                                 A counterpart original of an assignment and assumption of Seller’s interest in the Service Contracts (other than any Service Contracts as to which Purchaser has notified Seller prior to the expiration of the Evaluation Period that Purchaser elects not to assume at Closing) and the Licenses and Permits (and the Apex Agreement, it being agreed that Purchaser shall assume the Apex Agreement) in the form attached hereto as Exhibit A (the “Assignment”), duly executed by Seller, conveying and assigning to Purchaser all of Seller’s right, title, and interest, if any, in such Service Contracts and the Licenses and Permits;

(e)                                  The Tenant Notice Letters, duly executed by Seller, with respect to the Tenants;

(f)                                   Evidence reasonably satisfactory to Purchaser and the Title Company that the person executing the documents delivered by Seller pursuant to this Section 10.3 on behalf of Seller has full right, power, and authority to do so;

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(g)                                  A certificate in the form attached hereto as Exhibit I (“Certificate as to Foreign Status”) certifying that Seller is not a “foreign person” as defined in Section 1445 of the Internal Revenue Code of 1986, as amended;

(h)                                 All original Leases, to the extent in Seller’s possession, the original Major Tenant Estoppels and any other estoppels as described in Section 7.2, SNDAs as described in Section 7.3 and all original Licenses and Permits and Service Contracts in Seller’s possession bearing on the Property;

(i)                                     A certificate, dated as of the Closing Date, stating that the representations and warranties of Seller contained in Section 8.1 are true and correct in all material respects as of the Closing Date (with appropriate modifications to reflect any changes therein that are not prohibited by this Agreement, including but not limited to updates to the Lease Schedule, Schedule of Service Contracts and Arrearage Schedule as set forth in Section 9.1(b));

(j)                                    An Affidavit of Title in form and substance reasonably satisfactory to the Title Company;

(k)                                 A counterpart original of an operating agreement in the form of Exhibit L attached to this Agreement, duly executed by Seller or an affiliate of Seller (the “Operating Agreement”); and

(l)                                     Properly completed, signed and notarized copies of Forms T.P.-584 and RP-5217 of the New York State Tax Commission accompanied by a check payable either to the Title Company or to the order of the County Clerk in payment of the tax due upon the transfer of the Property.  Purchaser agrees to sign and to direct the Title Company to deliver such Forms and such check to the County Clerk with the deed promptly after the Closing.

Section 10.4                             Prorations and Adjustments.

(a)                                 Seller and Purchaser agree to prorate and/or adjust, as of 11:59 p.m. on the day preceding the Closing Date (the “Proration Time”), the following (collectively, the “Proration Items”):

(i)                                     Rents, in accordance with Section 10.4(c) below.

(ii)                                  Cash Security Deposits and any prepaid rents, together with any interest required to be paid thereon.

(iii)                               Utility charges payable by Seller, including, without limitation, electricity, water charges and sewer charges. If there are meters on the Real Property, final readings and final billings for utilities will be made if possible on the day before the Closing Date, in which event no proration will be made at the Closing with respect to utility bills. If meter readings on the day before the Closing Date are not possible, then Seller will cause readings of all said meters to be performed not more than five (5) days prior to the Closing Date, and a per diem adjustment shall be made for the days between the meter reading date and the Closing Date based on the most recent meter reading. Seller will be entitled to

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all deposits presently in effect with the utility providers, and Purchaser will be obligated to make its own arrangements for any deposits with the utility providers.  In addition, the parties shall prorate and adjust utility charges in accordance with local custom.

(iv)                              Amounts payable under the Apex Agreement, and under the Service Contracts other than those Service Contracts which Purchaser has elected not to assume by written notice to Seller prior to the expiration of the Evaluation Period.

(v)                                 Real estate taxes due and payable for the calendar year. If the Closing Date shall occur before the tax rate is fixed, the apportionment of real estate taxes shall be upon the basis of the tax rate for the preceding year applied to the latest assessed valuation. If, subsequent to the Closing Date, real estate taxes (by reason of change in either assessment or rate or for any other reason other than as a result of the final determination or settlement of any tax appeal) for the Real Property should be determined to be higher or lower than those that are apportioned, a new computation shall be made, and Seller agrees to pay Purchaser any increase shown by such recomputation and vice versa; provided, however, that if any increase in the assessed value of the Property results from improvements made to the Property by Purchaser, then Purchaser shall be solely responsible for any increase in taxes attributable thereto. With respect to tax appeals, any tax refunds or credits attributable to tax years prior to the tax year in which the Closing occurs shall belong solely to Seller, regardless of whether such refunds are paid or credits are given before or after Closing. Any tax refunds or credits attributable to the tax year in which the Closing occurs shall be apportioned between Seller and Purchaser based on their respective periods of ownership in such tax year. The expenses of any tax appeals shall be apportioned between the parties in the same manner as the refunds and/or credits. The provisions of this Section 10.4(a)(v) shall survive the Closing.

(vi)                              The value of fuel stored at the Real Property, at Seller’s most recent cost, including taxes, on the basis of a reading made within ten (10) days prior to the Closing by Seller’s supplier.

(b)                                 Seller will be charged and credited for the amounts of all of the Proration Items relating to the period up to and including the Proration Time, and Purchaser will be charged and credited for all of the Proration Items relating to the period after the Proration Time. The estimated Closing prorations shall be set forth on a preliminary closing statement to be prepared by Seller and submitted to Purchaser prior to the Closing Date (the “Closing Statement”). The Closing Statement, once agreed upon, shall be signed by Purchaser and Seller. The proration shall be paid at Closing by Purchaser to Seller (if the prorations result in a net credit to Seller) or by Seller to Purchaser (if the prorations result in a net credit to Purchaser) by increasing or reducing the cash to be delivered by Purchaser in payment of the Purchase Price at the Closing. If the actual amounts of the Proration Items are not known as of the Closing Date, the prorations will be made at Closing on the basis of the best evidence then available; thereafter, when actual figures are received, re-prorations will be made on the basis of the actual figures,

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and a final cash settlement will be made between Seller and Purchaser. No prorations will be made in relation to insurance premiums, and Seller’s insurance policies will not be assigned to Purchaser. The provisions of this Section 10.4(b) will survive the Closing for twelve (12) months.

(c)                                  Purchaser will receive a credit on the Closing Statement for the prorated amount (as of the Proration Time) of all Rental previously paid to or collected by Seller and attributable to any period following the Proration Time. After the Closing, Seller will cause to be paid or turned over to Purchaser all Rental, if any, received by Seller after Closing and attributable to any period following the Proration Time. “Rental” as used herein includes fixed monthly rentals, additional rentals, percentage rentals, escalation rentals (which include each Tenant’s proration share of building operation and maintenance costs and expenses as provided for under the Lease, to the extent the same exceeds any expense stop specified in such Lease), retroactive rentals, all administrative charges, utility charges, tenant or real property association dues, storage rentals, special event proceeds, temporary rents, telephone receipts, locker rentals, vending machine receipts and other sums and charges payable by Tenants under the Leases or from other occupants or users of the Property. Rental is “Delinquent” when it was due prior to the Closing Date, and payment thereof has not been made on or before the Proration Time. Delinquent Rental will not be prorated. Purchaser agrees to use good faith collection procedures with respect to the collection of any Delinquent Rental. All sums collected by Purchaser in the month of Closing shall be applied to the month of Closing. All sums collected by Purchaser thereafter from each Tenant (excluding tenant specific billings for tenant work orders and other specific services as described in and governed by Section 10.4(e) below) will be applied first to current amounts owed by such Tenant to Purchaser, and then delinquencies owed by such Tenant to Seller. Any sums due Seller will be promptly remitted to Seller.  Purchaser shall not modify, amend or terminate any existing agreements with Tenants relating to past rent due.

(d)                                 At the Closing, Seller shall deliver to Purchaser a list of additional rent, however characterized, under each Lease, including without limitation, real estate taxes, electrical charges, utility costs, easement charges and operating expenses (collectively, “Operating Expenses”) billed to Tenants for the calendar year in which the Closing occurs (both on a monthly basis and in the aggregate), the basis on which the monthly amounts are being billed and the amounts actually incurred by Seller on account of the components of Operating Expenses for such calendar year. Upon the reconciliation by Purchaser of the estimated Operating Expenses billed to Tenants, and the amounts actually incurred for such calendar year, Seller and Purchaser shall be liable to Tenants for the refund of any overpayments of Operating Expenses, and shall be entitled to payments from Tenants in the event of underpayments, as the case may be, on a prorata basis based upon each party’s period of ownership during such calendar year.

(e)                                  With respect to specific tenant billings for work orders, special items performed or provided at the request of a Tenant or other specific services, which are collected by Purchaser after the Closing Date but relate to the foregoing specific services rendered by Seller prior to the Proration Time, then notwithstanding anything to the contrary contained herein, Purchaser shall cause the first amounts collected from such Tenant to be paid to Seller on account thereof.

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(f)                                   Notwithstanding any provision of this Section 10.4 to the contrary, Purchaser will be solely responsible for any leasing commissions, tenant improvement costs or other expenditures due with respect to any Lease amendments, renewals and/or expansions entered into or, if pursuant to options, exercised after the Effective Date.  Purchaser further agrees to be solely responsible for all leasing commissions, tenant improvement costs and other expenditures (for purposes of this Section 10.4(f), “New Tenant Costs”) incurred or to be incurred in connection with any new lease executed on or after the Effective Date in accordance with Section 7.1 above, and Purchaser will pay to Seller at Closing as an addition to the Purchase Price an amount equal to any New Tenant Costs paid by Seller.

Section 10.5                             Costs of Title Company and Closing Costs. Costs of the Title Company and other Closing costs incurred in connection with the Closing will be allocated as follows:

(a)                                 Seller shall pay (i) Seller’s attorney’s fees; (ii) one-half (1/2) of escrow fees, if any; (iii) the cost of recording any discharges or satisfactions of liens that are the Seller’s responsibility to cure at Closing; and (iv) the realty transfer tax.

(b)                                 Purchaser shall pay (i) the costs of recording the Deed to the Property and all other documents; (ii) the premium for an owner’s title insurance policy, the cost of customary title searches, the cost of any additional coverage under the title insurance policy or endorsements; (iii) all premiums and other costs for any mortgagee policy of title insurance, including but not limited to any additional coverage or endorsements required by the mortgage lender; (iv) Purchaser’s attorney’s fees; (v) one-half (1/2) of escrow fees, if any; and (vi) the costs of the Updated Survey, as provided for in Section 6.1.

(c)                                  Any other costs and expenses of Closing not provided for in this Section 10.5 shall be allocated between Purchaser and Seller in accordance with the custom in the area in which the Property is located.

Section 10.6                             Post-Closing Delivery of Tenant Notice Letters. Immediately following Closing, Purchaser will deliver to each Tenant a Tenant Notice Letter, as described in Section 10.2(e).

Section 10.7                             Like-Kind Exchange. Purchaser hereby acknowledges that Seller may now or hereafter desire to enter into a partially or completely nontaxable exchange (a “Section 1031 Exchange”) involving the Property (and/or any one or more of the properties comprising the Property) under Section 1031 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder. In connection therewith, and notwithstanding anything herein to the contrary, Purchaser shall cooperate with Seller and shall take, and consent to Seller taking, any action in furtherance of effectuating a Section 1031 Exchange (including, without limitation, any action undertaken pursuant to Revenue Procedure 2000-37, 2000-40. IRB, as may hereafter be amended or revised (the “Revenue Procedure”)), including, without limitation, (a) permitting Seller or an “exchange accommodation titleholder” (within the meaning of the Revenue Procedure) (“EAT”) to assign, or cause the assignment of, this Agreement and all of Seller’s rights hereunder with respect to any or all of the Property to a “qualified intermediary” (as defined in Treasury Regulations Section 1.1031(k)-1(g)(4)(iii)) (a “QI”); (b) permitting Seller to assign this Agreement and all of Seller’s rights and obligations hereunder with respect to any or

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all of the Property and/or to convey, transfer or sell any or all of the Property, to (i) an EAT; (ii) any one or more limited liability companies (“LLCs”) that are wholly-owned by an EAT; or (iii) any one or more LLCs that are wholly-owned by Seller and/or any affiliate of Seller and to thereafter permit Seller to assign its interest in such one or more LLCs to an EAT; and (c) pursuant to the terms of this Agreement, having any or all of the Property conveyed by an EAT or any one or more of the LLCs referred to in (b)(ii) or (b)(iii) above, and allowing for the consideration therefor to be paid by an EAT, any such LLC or a QI; provided, however, that Purchaser shall not be required to delay the Closing; and provided further that Seller shall provide whatever safeguards are reasonably requested by Purchaser, and not inconsistent with Seller’s desire to effectuate a Section 1031 Exchange involving any of the Property, to ensure that all of Seller’s obligations under this Agreement shall be satisfied in accordance with the terms thereof.

ARTICLE XI
CONDEMNATION AND CASUALTY

Section 11.1                             Casualty. If, prior to the Closing Date, all or a Significant Portion of the Property is destroyed or damaged by fire or other casualty, Seller will notify Purchaser of such casualty. Purchaser will have the option to terminate this Agreement upon notice to Seller given not later than fifteen (15) days after receipt of Seller’s notice. If this Agreement is terminated, the Earnest Money Deposit and all interest accrued thereon will be returned to Purchaser and thereafter neither Seller nor Purchaser will have any further rights or obligations to the other hereunder except with respect to the Termination Surviving Obligations. If Purchaser does not elect to terminate this Agreement or less than a Significant Portion of the Property is destroyed or damaged as aforesaid, Seller will not be obligated to repair such damage or destruction but (a) Seller will assign and turn over to Purchaser the insurance proceeds net of reasonable collection costs (or if such have not been awarded, all of its right, title and interest therein) payable with respect to such fire or other casualty up to the amount of the Purchase Price and (b) the parties will proceed to Closing pursuant to the terms hereof without abatement of the Purchase Price, except that Purchaser will receive a credit for any insurance deductible amount. In the event Seller elects to perform any repairs as a result of a casualty, Seller will be entitled to deduct its costs and expenses from any amount to which Purchaser is entitled under this Section 11.1, which right shall survive the Closing; provided, however, that if the casualty occurs after the expiration of the Evaluation Period, then Seller’s right to make such repairs shall be subject to the prior written approval of Purchaser, which will not be unreasonably withheld, conditioned or delayed.

Section 11.2                             Condemnation of Property. In the event of (a) any condemnation or sale in lieu of condemnation of all of the Property; or (b) any condemnation or sale in lieu of condemnation of greater than ten percent (10%) of the fair market value of the Property prior to the Closing, Purchaser will have the option, to be exercised within fifteen (15) days after receipt of notice of such condemnation or sale, of terminating Purchaser’s obligations under this Agreement, or electing to have this Agreement remain in full force and effect. In the event that either (i) any condemnation or sale in lieu of condemnation of the Property is for less than ten percent (10%) of the fair market value of the Property, or (ii) Purchaser does not terminate this Agreement pursuant to the preceding sentence, Seller will assign to Purchaser any and all claims for the proceeds of such condemnation or sale to the extent the same are applicable to the Property, and Purchaser will take title to the Property with the assignment of such proceeds and subject to such condemnation and without reduction of the Purchase Price. Should Purchaser elect

29

to terminate Purchaser’s obligations under this Agreement under the provisions of this Section 11.2, the Earnest Money Deposit and any interest thereon will be returned to Purchaser and neither Seller nor Purchaser will have any further obligation under this Agreement, except for the Termination Surviving Obligations. Notwithstanding anything to the contrary herein, if any eminent domain or condemnation proceeding is instituted (or notice of same is given) solely for the taking of any subsurface rights for utility easements or for any right-of-way easement, and the surface may, after such taking, be used in substantially the same manner as though such rights have not been taken, Purchaser will not be entitled to terminate this Agreement as to any part of the Property, but any award resulting therefrom will be assigned to Purchaser at Closing and will be the exclusive property of Purchaser upon Closing.

ARTICLE XII
CONFIDENTIALITY

Section 12.1                             Confidentiality. Seller and Purchaser each expressly acknowledge and agree that the transactions contemplated by this Agreement and the terms, conditions, and negotiations concerning the same will be held in the strictest confidence by each of them and will not be disclosed by either of them except to their respective legal counsel, accountants, consultants, officers, partners, directors, and shareholders, and except and only to the extent that such disclosure may be necessary for their respective performances hereunder. Purchaser further acknowledges and agrees that, unless and until the Closing occurs, all information obtained by Purchaser in connection with the Property will not be disclosed by Purchaser to any third persons without the prior written consent of Seller. Nothing contained in this Article XII will preclude or limit either party to this Agreement from disclosing or accessing any information otherwise deemed confidential under this Article XII in response to lawful process or subpoena or other valid or enforceable order of a court of competent jurisdiction or any filings with governmental authorities or stock exchange required by reason of the transactions provided for herein pursuant to advice of counsel. Nothing in this Article XII will negate, supersede or otherwise affect the obligations of the parties under the Confidentiality Agreement.  In addition, prior to, at or after the Closing, any release to the public of information with respect to the sale contemplated herein or any matters set forth in this Agreement will be made only in a form approved by Purchaser and Seller and their respective counsel, which approval shall not be unreasonably withheld, conditioned or delayed. The provisions of this Article XII will survive the Closing or any termination of this Agreement.

ARTICLE XIII
REMEDIES

Section 13.1                             Default by Seller. In the event the Closing and the transactions contemplated hereby do not occur as herein provided by reason of any default of Seller, Purchaser may, as Purchaser’s sole and exclusive remedy, elect by notice to Seller within ten (10) Business Days following the Scheduled Closing Date, either of the following: (a) terminate this Agreement, in which event Purchaser will receive from the Escrow Agent the Earnest Money Deposit, together with all interest accrued thereon, and reimbursement from Seller of Purchaser’s reasonable out of pocket costs and expenses payable to third parties in connection with this transaction; provided, however, that the reimbursement by Seller to Purchaser under this Agreement shall not exceed Fifty-Eight Thousand Four Hundred Ninety-One Dollars and no/100

30

Cents ($58,491.00) (the “Reimbursement Cap”); whereupon Seller and Purchaser will have no further rights or obligations under this Agreement, except with respect to the Termination Surviving Obligations; or (b) seek to enforce specific performance of Seller’s obligation to execute the documents required to convey the Property to Purchaser, it being understood and agreed that the remedy of specific performance shall not be available to enforce any other obligation of Seller hereunder. Purchaser expressly waives its rights to seek damages in the event of Seller’s default hereunder. Purchaser shall be deemed to have elected to terminate this Agreement and receive back the Earnest Money Deposit if Purchaser fails to file suit for specific performance against Seller in a court having jurisdiction in the county and state in which the Property is located on or before thirty (30) days following the Scheduled Closing Date. Notwithstanding the foregoing, nothing contained in this Section 13.1 will limit Purchaser’s remedies at law, in equity or as herein provided in pursuing remedies of a breach by Seller of any of the Termination Surviving Obligations.

Section 13.2                             Default by Purchaser. In the event the Closing and the consummation of the transactions contemplated herein do not occur as provided herein, and if the Closing does not occur by reason of any default of Purchaser, Purchaser and Seller agree it would be impractical and extremely difficult to fix the damages which Seller may suffer. Purchaser and Seller hereby agree that (a) an amount equal to the Earnest Money Deposit, together with all interest accrued thereon, is a reasonable estimate of the total net detriment Seller would suffer in the event Purchaser defaults and fails to complete the purchase of the Property, and (b) such amount will be the full, agreed and liquidated damages for Purchaser’s default and failure to complete the purchase of the Property, and will be Seller’s sole and exclusive remedy (whether at law or in equity) for any default by Purchaser resulting in the failure of consummation of the Closing, whereupon this Agreement will terminate and Seller and Purchaser will have no further rights or obligations hereunder, except with respect to the Termination Surviving Obligations. The  payment of such amount as liquidated damages is not intended as a forfeiture or penalty but is intended to constitute liquidated damages to Seller. Notwithstanding the foregoing, nothing contained herein will limit Seller’s remedies at law, in equity or as herein provided in the event of a breach by Purchaser of any of the Termination Surviving Obligations.

ARTICLE XIV
NOTICES

Section 14.1                             Notices.

(a)                                 All notices or other communications required or permitted hereunder shall be in writing, and shall be given by any nationally recognized overnight delivery service with proof of delivery, or by electronic mail (provided that such electronic mail is confirmed by the sender by expedited delivery service in the manner previously described), sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee will have designated by written notice sent in accordance herewith. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement will be as follows:

If to Purchaser:	c/o Keystone Property Group
One Presidential Boulevard, Suite 300

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Bala Cynwyd, Pennsylvania 19004
Attn.: William Glazer
(610) 980-7000 (tele.)
bglazer@keystonepropertygroup.com (email)

with a copy to:	Bradley A. Krouse, Esq.
Klehr Harrison Harvey Branzburg LLP
1835 Market Street
Philadelphia, PA 19103
(215) 568-6060 (tele.)
bkrouse@klehr.com (email)

If to Seller:	c/o Mack-Cali Realty Corporation
343 Thornall Street
Edison, New Jersey 08837-2206

with separate notices
to the attention of:	Mr. Mitchell E. Hersh
(732) 590-1040 (tele.)
mhersh@mack-cali.com (email)

and

Roger W. Thomas, Esq.
(732) 590-1010 (tele.)
rthomas@mack-cali.com (email)

and

Stephan K. Pahides
McCausland Keen & Buckman
Suite 160, Radnor Court
259 N. Radnor-Chester Road
Radnor, PA 19087
(610) 341-1075 (tele.)
spahides@mkbattorneys.com (email)

If to Escrow Agent:	c/o Executive Realty Transfer, Inc.
1431 Sandy Circle
Narberth, PA 19072
(610) 668-9301 (tele.)
beth@ert-title.com (email)

(b)                                 Notices given by (i) overnight delivery service as aforesaid shall be deemed received and effective on the first business day following such dispatch and (ii) electronic mail as aforesaid shall be deemed given at the time and on the date of machine transmittal provided same is sent and confirmation of receipt is received by the sender prior to

32

4:00 p.m. (EST) on a Business Day (if sent later, then notice shall be deemed given on the next Business Day). Notices may be given by counsel for the parties described above, and such notices shall be deemed given by said party for all purposes hereunder.

ARTICLE XV
ASSIGNMENT

Section 15.1                             Assignment: Binding Effect. Purchaser shall not have the right to assign this Agreement except with the prior written consent of Seller, which such consent may be withheld in Seller’s sole discretion.  In the event that Seller consents to any such assignment, Purchaser shall be solely responsible and shall pay any transfer tax levied or due in connection with such assignment and shall indemnify Seller from any such transfer tax liability and Purchaser shall remain liable under this Agreement.  The provisions of this Section 15.1 shall survive Closing.

ARTICLE XVI
BROKERAGE.

Section 16.1                             Brokers. Purchaser and Seller represent that they have not dealt with any brokers, finders or salesmen, in connection with this transaction. Purchaser and Seller agree to indemnify, defend and hold each other harmless from and against any and all loss, cost, damage, liability or expense, including reasonable attorneys’ fees, which either party may sustain, incur or be exposed to by reason of any claim for fees or commissions made through the other party. The provisions of this Article XVI will survive any Closing or termination of this Agreement.

ARTICLE XVII
ESCROW AGENT

Section 17.1                             Escrow.

(a)                                 Escrow Agent will hold the Earnest Money Deposit in escrow in an interest-bearing account of the type generally used by Escrow Agent for the holding of escrow funds until the earlier of (i) the Closing, or (ii) the termination of this Agreement in accordance with any right hereunder. In the event Purchaser has not terminated this Agreement by the end of the Evaluation Period, the Earnest Money Deposit shall be non-refundable to Purchaser, but shall be credited against the Purchase Price at the Closing. All interest earned on the Earnest Money Deposit shall be paid to the party entitled to the Earnest Money Deposit. In the event this Agreement is terminated prior to the expiration of the Evaluation Period, the Earnest Money Deposit and all interest accrued thereon will be returned by the Escrow Agent to Purchaser. In the event the Closing occurs, the Earnest Money Deposit and all interest accrued thereon will be released to Seller, and Purchaser shall receive a credit against the Purchase Price in the amount of the Earnest Money Deposit, without the interest. In all other instances, Escrow Agent shall not release the Earnest Money Deposit to either party until Escrow Agent has been requested by Seller or Purchaser to release the Earnest Money Deposit and has given the other party five (5) Business Days to object to the release of the Earnest Money Deposit by giving written notice of such objection to the requesting party and Escrow Agent. Purchaser represents that its tax identification number, for purposes of reporting the interest earnings, is 46-4848012. Seller

33

represents that its tax identification number, for purposes of reporting the interest earnings, is 22-3623160.

(b)                                 Escrow Agent shall not be liable to any party for any act or omission,  except for bad faith, gross negligence or willful misconduct, and the parties agree to indemnify Escrow Agent and hold Escrow Agent harmless from any and all claims, damages, losses or expenses arising in connection herewith. The parties acknowledge that Escrow Agent is acting solely as stakeholder for their mutual convenience. In the event Escrow Agent receives written notice of a dispute between the parties with respect to the Earnest Money Deposit and the interest earned thereon (the “Escrowed Funds”), Escrow Agent shall not be bound to release and deliver the Escrowed Funds to either party but may either (i) continue to hold the Escrowed Funds until otherwise directed in a writing signed by all parties hereto or (ii) deposit the Escrowed Funds with the clerk of any court of competent jurisdiction. Upon such deposit, Escrow Agent will be released from all duties and responsibilities hereunder. Escrow Agent shall have the right to consult with separate counsel of its own choosing (if it deems such consultation advisable) and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

(c)                                  Escrow Agent shall not be required to defend any legal proceeding which may be instituted against it with respect to the Escrowed Funds, the Property or the subject matter of this Agreement unless requested to do so by Purchaser or Seller, and Escrow Agent is indemnified to its satisfaction against the cost and expense of such defense. Escrow Agent shall not be required to institute legal proceedings of any kind and shall have no responsibility for the genuineness or validity of any document or other item deposited with it or the collectability of any check delivered in connection with this Agreement. Escrow Agent shall be fully protected in acting in accordance with any written instructions given to it hereunder and believed by it to have been signed by the proper parties.

ARTICLE XVIII
MISCELLANEOUS

Section 18.1                             Waivers. No waiver of any breach of any covenant or provisions contained herein will be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision contained herein. No extension of time for performance of any obligation or act will be deemed an extension of the time for performance of any other obligation or act.

Section 18.2                             Recovery of Certain Fees. In the event a party hereto files any action or suit against another party hereto alleging any breach of any of the covenants, agreements or provisions contained in this Agreement, then in that event the prevailing party will be entitled to have and recover certain fees from the other party including all reasonable attorneys’ fees and costs resulting therefrom. For purposes of this Agreement, the term “attorneys’ fees” or “attorneys’ fees and costs” shall mean the fees and expenses of counsel to the parties hereto, which may include printing, photocopying, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals and other persons not admitted to the bar but performing services under the supervision of an attorney, and the costs and fees incurred in connection with the enforcement or collection of any judgment obtained in any such proceeding. The provisions of

34

this Section 18.2 shall survive the entry of any judgment, and shall not merge, or be deemed to have merged, into any judgment.

Section 18.3                             Construction. Headings at the beginning of each Article and Section of this Agreement are solely for the convenience of the parties and are not a part of this Agreement. Whenever required by the context of this Agreement, the singular will include the plural and the masculine will include the feminine and vice versa. This Agreement will not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. All exhibits and schedules referred to in this Agreement are attached and incorporated by this reference, and any capitalized term used in any exhibit or schedule which is not defined in such exhibit or schedule will have the meaning attributable to such term in the body of this Agreement. In the event the date on which Purchaser or Seller is required to take any action under the terms of this Agreement is not a Business Day, the action will be taken on the next succeeding Business Day.

Section 18.4                             Counterparts. This Agreement may be executed in multiple counterparts, each of which, when assembled to include a signature for each party contemplated to sign this Agreement, will constitute a complete and fully executed contract. All such fully executed counterparts will collectively constitute a single agreement. The delivery of a signed counterpart of this Agreement via e-mail or other electronic means by a party to this Agreement or legal counsel for such party shall be legally binding on such party, as fully as the delivery of a counterpart bearing an original signature of such party.

Section 18.5                             Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all of the other conditions and provisions of this Agreement will nevertheless remain in full force and effect, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to either party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to reflect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

Section 18.6                             Entire Agreement. This Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof, and supersedes all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument, signed by the party to be charged or by its agent duly authorized in writing, or as otherwise expressly permitted herein.

Section 18.7                             Governing Law. THIS AGREEMENT WILL BE CONSTRUED, PERFORMED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SELLER AND PURCHASER HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT

35

OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN A STATE OR FEDERAL COURT SITTING IN THE STATE OF NEW YORK.

Section 18.8                             No Recording. The parties hereto agree that neither this Agreement nor any affidavit or memorandum concerning it will be recorded, and any recording of this Agreement or any such affidavit or memorandum by Purchaser will be deemed a default by Purchaser hereunder.

Section 18.9                             Further Actions. The parties agree to execute such instructions to the Title Company and such other instruments and to do such further acts as may be reasonably necessary to carry out the provisions of this Agreement.

Section 18.10                      Exhibits and Schedules. The following sets forth a list of Exhibits and Schedules to the Agreement:

Exhibit A -                                      Assignment

Exhibit B -                                      Assignment of Leases

Exhibit C -                                      Bill of Sale

Exhibit D -                                      Legal Description of Real Property

Exhibit E -                                       Service Contracts

Exhibit F -                                        Lease Schedule

Exhibit G -                                      Tenant Estoppel

Exhibit H -                                     Suits and Proceedings

Exhibit I -                                          Certificate as to Foreign Status

Exhibit J -                                          Major Tenants

Exhibit K -                                     Arrearage Schedule

Exhibit L -                                       Operating Agreement

Schedule 7.4 - ROFO Parties

Schedule 8.1(f)(i) -   Termination Notices

Schedule 8.1(f)(ii) -  Tenant Allowances and Leasing Commissions

Schedule 8.1(l) - ROFO Rights

Section 18.11                      No Partnership. Notwithstanding anything to the contrary contained herein, this Agreement shall not be deemed or construed to make the parties hereto partners or joint venturers, it being the intention of the parties to merely create the relationship of Seller and Purchaser with respect to the Property to be conveyed as contemplated hereby.

Section 18.12                      Limitations on Benefits. It is the explicit intention of Purchaser and Seller that no person or entity other than Purchaser, Seller and Seller’s Affiliates and their permitted successors and assigns is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, Purchaser, Seller and Seller’s Affiliates or their respective successors and assigns as permitted hereunder. Except as set forth in this Section 18.12, nothing contained in this Agreement shall under any circumstances whatsoever be deemed or construed, or be interpreted, as making any third party (including, without limitation, Broker) a beneficiary of any term or provision of this Agreement or any instrument or document delivered pursuant hereto, and

36

Purchaser and Seller expressly reject any such intent, construction or interpretation of this Agreement.

Section 18.13                      Discharge of Obligations. The acceptance of the Deed by Purchaser shall be deemed to be a full performance and discharge of every representation and warranty made by Seller herein and every agreement and obligation on the part of Seller to be performed pursuant to the provisions of this Agreement, except those which are herein specifically stated to survive the Closing.

Section 18.14                      Waiver of Formal Requirements. The parties waive the formal requirements for tender of payment and deed.

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IN WITNESS WHEREOF, Seller and Purchaser have respectively executed this Agreement as of the Effective Date.

PURCHASER:

H’Y2 Talleyrand, LLC

By:	/s/ William H. Glazer
William H. Glazer
President

SELLER:

Talleyrand Realty Associates, L.L.C.

By:	Mack-Cali Realty L.P., sole member

By:	Mack-Cali Realty Corporation, general
partner

By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh,
President and Chief Executive Officer

As to Article XVII only:

ESCROW AGENT:

First American Title Insurance Company,
through its agent, Executive Realty Transfer, Inc.

By:	/s/ Beth H. Krouse
Name:	Beth H. Krouse
Title:	President

38

EXHIBIT A

ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS,

LICENSES AND PERMITS

THIS ASSIGNMENT AND ASSUMPTION (this “Assignment”) is made as of                      20         by and between [                                                          ] under the laws of the [                                                          ], having an office located at c/o Mack-Cali Realty Corporation, 343 Thornall Street, Edison, New Jersey 08837 (“Assignor”), and                                           , a                                                       , having an office located at                                                           (“Assignee”).

W I T N E S S E T H:

WHEREAS, Assignor is the owner of real property commonly known as [                                                          ], more particularly described in Exhibit A attached hereto and made a part hereof (the “Property”), which Property is affected by certain service agreements, maintenance contracts, equipment leasing agreements, warranties, guarantees, bonds, open purchase orders and other contracts for the provision of labor, services, materials or supplies relating solely to the Property, together with all renewals, supplements, amendments and modifications thereof, which are set forth on Exhibit B attached hereto and made a part hereof (hereinafter collectively referred to as the “Contracts”);

WHEREAS, Assignor has entered into that certain Agreement of Sale and Purchase (the “Sale Agreement”), dated                   , 20        , with Assignee, wherein Assignor has agreed to convey to Assignee all of Assignor’s right, title and interest in and to the Property;

WHEREAS, Assignor desires to assign to Assignee, to the extent assignable, all of Assignor’s right, title and interest in and to: (i) the Contracts and (ii) all licenses, permits, certificates of occupancy, approvals, dedications, subdivision maps and entitlements in connection with the Property now or hereafter issued, approved or granted by any governmental or quasi-governmental bodies or agencies having jurisdiction over the Property or any portion thereof, together with all renewals and modifications thereof (collectively, the “Licenses and Permits”), and Assignee desires to accept the assignment of such right, title and interest in and to the Contracts and Licenses and Permits and to assume all of Assignor’s rights and obligations thereunder.

NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained and for other good and valuable consideration, the parties, intending to be legally bound, do hereby agree as follows:

1.                                      Assignor hereby assigns, sells, transfers, and sets over to Assignee, its successors and assigns, to the extent assignable, all of Assignor’s right, title and interest in and to (i) the Contracts and (ii) the Licenses and Permits.

2.                                      Assignee hereby accepts the foregoing assignment and transfer and agrees to assume, fulfill, perform and discharge all the various commitments, obligations and liabilities of

Assignor under and by virtue of the Contracts and Licenses and Permits accruing or obligated to be performed from and after the date hereof.

3.                                      Assignor hereby agrees to indemnify, defend and hold harmless Assignee from and against any and all obligations, claims, liabilities, losses, damages, causes of action, costs and expenses (including, without limitation, court costs through all appeals and reasonable attorneys’ fees and disbursements) incurred in connection with claims arising with respect to the Contracts and/or Licenses and Permits before the date hereof.

4.                                      Assignee hereby agrees to indemnify, defend and hold harmless Assignor from and against any and all obligations, claims, liabilities, losses, damages, causes of action, costs and expenses (including, without limitation, court costs through all appeals and reasonable attorneys’ fees and disbursements) incurred in connection with claims arising with respect to the Contracts and/or Licenses and Permits on and after the date hereof.

5.                                      This Assignment is made without representation, warranty (express or implied) or recourse of any kind, except as may be expressly provided herein or in the Sale Agreement.

6.                                      This Assignment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.  This Agreement shall be governed by, and construed under, the laws of the State of New York.

7.                                      This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original Assignment, but all of which shall constitute but one and the same Assignment.

IN WITNESS WHEREOF, Assignor and Assignee do hereby execute and deliver this Assignment as of the date and year first above written.

ASSIGNOR:

[ ]

By:	[ ]

By	[ ]

By:
Name:
Title:

ASSIGNEE:

By:
Name:
Title:

EXHIBIT A

Legal Description

EXHIBIT B

Contracts

EXHIBIT B

ASSIGNMENT AND ASSUMPTION OF LEASES

THIS ASSIGNMENT AND ASSUMPTION (this “Assignment”) is made as of                      20       by and between [                                                          ] organized under the laws of the [                                                          ], having an office located at c/o Mack-Cali Realty Corporation, 343 Thornall Street, Edison, New Jersey 08837 (“Assignor”), and                                           , a                                                       , having an office located at                                                           (“Assignee”).

W I T N E S S E T H:

WHEREAS, the property commonly known as [                                                          ], further described in Exhibit A attached hereto (the “Property”) is affected by certain leases and other agreements with respect to the use and occupancy of the Property, which leases and other agreements are listed on Exhibit B annexed hereto and made a part hereof (the “Leases”);

WHEREAS, Assignor has entered into that certain Agreement of Sale and Purchase (“Agreement”) dated                                 , 20       with Assignee, wherein Assignor has agreed to assign and transfer to Assignee all of Assignor’s right, title and interest in and to the Leases and all security deposits paid to Assignor, as landlord (together with any interest which has accrued thereon, but only to the extent such interest has accrued for the benefit of a tenant), to the extent such security deposits have not yet been applied toward the obligations of any tenant under the Leases (“Security Deposits”);

WHEREAS, Assignor desires to assign to Assignee all of Assignor’s right, title and interest in and to the Leases and Security Deposits, and Assignee desires to accept the assignment of such right, title and interest in and to the Leases and Security Deposits and to assume all of Assignor’s rights and obligations under the Leases and with respect to the Security Deposits.

NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, and for other good and valuable consideration, the parties, intending to be legally bound, do hereby agree as follows:

1.                                      Assignor hereby assigns, sells, transfers, sets over and conveys to Assignee, its successors and assigns, all of Assignor’s right, title and interest in and to (i) the Leases and (ii) Security Deposits.  Assignee hereby accepts this assignment and transfer and agrees to assume, fulfill, perform and discharge all the various commitments, obligations and liabilities of Assignor under and by virtue of the Leases, accruing or obligated to be performed from and after the date hereof, including the return of Security Deposits in accordance with the terms of the Leases.

2.                                      Assignor hereby agrees to indemnify, defend and hold harmless Assignee from and against any and all obligations, claims, liabilities, losses, damages, causes of action, costs and expenses (including, without limitation, court costs through all appeals and reasonable attorneys’ fees and disbursements) incurred in connection with claims arising with respect to (i) the obligations of the landlord under the Leases required to be performed prior to the date hereof; and (ii) the failure of Assignor to deliver or credit to Assignee the Security Deposits.

3.                                      Assignee hereby agrees to indemnify, defend and hold harmless Assignor from and against any and all obligations, claims, liabilities, losses, damages, causes of action, costs and expenses (including, without limitation, court costs through all appeals and reasonable attorneys’ fees and disbursements) incurred in connection with claims arising with respect to (i) the obligations of the landlord under the Leases from and after the date hereof and (ii) the failure of Assignee to properly maintain, apply and return any of the Security Deposits in accordance with terms of the Leases.

4.                                      This Assignment is made without representation, warranty (express or implied) or recourse of any kind, except as may be expressly provided herein or in the Agreement.

5.                                      This Assignment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.  This Assignment shall be governed by, and construed under, the laws of the State of New York.

6.                                      This Assignment may be executed in one or more counterparts, each of which shall be deemed to be an original Assignment, but all of which shall constitute but one and the same Assignment.

IN WITNESS WHEREOF, Assignor and Assignee do hereby execute and deliver this Assignment as of the date and year first above written.

ASSIGNOR:

[ ]

By:	[ ]

By	[ ]

By:
Name:
Title:

ASSIGNEE:

By:
Name:
Title:

Exhibit A

Legal Description

Exhibit B

Description of Leases

EXHIBIT C

BILL OF SALE

[                                                          ] organized under the laws of the [                                                          ] (“Seller”), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants, bargains, sells, transfers and delivers to                                                           , a                                                      (“Buyer”), all of Seller’s right, title and interest in and to all equipment, appliances, tools, supplies, machinery, artwork, furnishings and other tangible personal property attached to, appurtenant to, located in and used exclusively in connection with the ownership or operation of the real property commonly known as [                                                          ] (more fully described on Exhibit A annexed hereto and made a part hereof; the “Real Property”) and situated at the Real Property on the date hereof, but specifically excluding all personal property leased by Seller or owned by tenants or others, if any (the “Personal Property”), to have and to hold the Personal Property unto Buyer, its successors and assigns, forever.

Seller makes no representation or warranty to Buyer, express or implied, in connection with this Bill of Sale or the sale, transfer and conveyance made hereby.

EXECUTED under seal this            day of                 , 20      .

[ ]

By:	[ ]

	By	[ ]

By:
Name:
Title:

EXHIBIT D

LEGAL DESCRIPTION

All that certain plot, piece or parcel of land situate, lying and being in the Village of Tarrytown, Town of Greenburgh, County of Westchester and State of New York, bounded and described as follows:

BEGINNING at a point at the intersection of the southerly side of White Plains Road, as widened, with the easterly side of Meadow Street, as shown on a certain map entitled, “New York State Department of Transportation Description and Map for the Acquisition of Property”, filed May 1, 1993 as Map No. 24132;

RUNNING THENCE along the easterly side of Meadow Street, South 18 degrees 38’ 39” East 438.71 feet to land of the New York State Thruway Authority;

THENCE along said land, South 83 degrees 29’ 04” East 53.48 feet to a point;

THENCE South 63 degrees 38’ 39” East 347.86 feet to a point;

THENCE North 26 degrees 21’ 21” East 86.32 feet to a point;

THENCE South 63 degrees 38’ 39” East 309.24 feet to a point;

THENCE North 26 degrees 21’ 21” East 448.86 feet to a point;

THENCE northerly on a curve to the left having a radius of 180.00 feet a distance of 205.02 feet;

THENCE North 38 degrees 54’ 19” West 123.18 feet;

THENCE northerly on a curve to the right having a radius of 120.00 feet a distance of 64.93 feet;

THENCE North 07 degrees 54’ 19” West 92.36 feet to the southerly side of Tarrytown White Plains Road, as widened, per Map No. 24132;

THENCE along the same, the following courses and distances:

-continued-

1.             South 76 degrees 31’ 23” West 74.40 feet;

2.             South 79 degrees 02’ 45” West 75.23 feet;

3.             North 12 degrees 13’ 03” West 1.50 feet;

THENCE westerly on a curve to the left having a radius of 1704.50 feet a distance of 109.02 feet;

THENCE South 74 degrees 08’ 37” West 224.06 feet;

THENCE westerly on a curve to the right having a radius of 1011.50 feet a distance of 174.16 feet;

THENCE North 05 degrees 50’ 59” West 1.50 feet;

THENCE westerly on a curve to the right having a radius of 1746.59 feet a distance of 121.17 feet;

THENCE South 80 degrees 10’ 32” West 122.00 feet to the point or place of BEGINNING.

Policy insures ingress and egress to and from the subject premises to and from the nearest public highway.

All that certain plot, piece or parcel of land situate, lying and being in the Village of Tarrytown, Town of Greenburgh, County of Westchester and State of New York, bounded and described as follows:

BEGINNING at a point at the intersection of the southerly side of White Plains Road, as widened, with the easterly side of Meadow Street, as shown on a certain map entitled, “New York State Department of Transportation Description and Map for the Acquisition of Property”, filed May 1, 1993 as Map No. 24132;

RUNNING THENCE along the easterly side of Meadow Street, South 18 degrees 38’ 39” East 438.71 feet to land of the New York State Thruway Authority;

THENCE along said land, South 83 degrees 29’ 04” East 53.48 feet to a point;

THENCE South 63 degrees 38’ 39” East 347.86 feet to a point;

THENCE North 26 degrees 21’ 21” East 86.32 feet to a point;

THENCE South 63 degrees 38’ 39” East 309.24 feet to a point;

THENCE North 26 degrees 23’ 21” East 448.86 feet to a point;

THENCE northerly on a curve to the left having a radius of 180.00 feet a distance of 205.02 feet;

THENCE North 38 degrees 54’ 19” West 123.18 feet;

THENCE northerly on a curve to the right having a radius of 120.00 feet a distance of 64.93 feet;

THENCE North 07 degrees 54’ 19” West 92.36 feet to the southerly side of Tarrytown White Plains Road, as widened, per Map No. 24132;

THENCE along the same, the following courses and distances:

-continued-

1.             South 76 degrees 31’ 23” West 74.40 feet;

2.             South 79 degrees 02’ 45” West 75.23 feet;

3.             North 12 degrees 13’ 03” West 1.50 feet;

THENCE westerly on a curve to the left having a radius of 1704.50 feet a distance of 109.02 feet;

THENCE South 74 degrees 08’ 37” West 224.06 feet;

THENCE westerly on a curve to the right having a radius of 1011.50 feet a distance of 174.16 feet;

THENCE North 05 degrees 50’ 59” West 1.50 feet;

THENCE westerly on a curve to the right having a radius of 1746.59 feet a distance of 121.17 feet;

THENCE South 80 degrees 10’ 32” West 122.00 feet to the point or place of BEGINNING.

Policy insures ingress and egress to and from the subject premises to and from the nearest public highway.

EXHIBIT E

SERVICE CONTRACTS

Applies to 200 White Plains Only

Cafeteria Exhaust Fan Cleaning (7M)

Agreement between Anvil Maintenance Inc., Contractor, and Talleyrand Realty Associates, LLC, Owner, dated November 19, 2012.

Preventative Maintenance on Supplemental HVAC Unit #13-102 (7M)

Agreement between ABM Air Conditioning & Heating, Inc., Contractor, and Talleyrand Realty Associates, LLC, Owner, dated August 19, 2013. [Former American Bookseller Space. Now Vacant.]

Preventative Maintenance Task & Inspection

Agreement between Industrial Cooling Corp. (ICC), Contractor, and Talleyrand Realty Associates, LLC, Owner, dated June 12, 2013.

Applies to 220 White Plains Only

Preventative Maintenance Task & Inspection

Agreement between Industrial Cooling Corp. (ICC), Contractor, and Talleyrand Realty Associates, LLC, Owner, dated June 12, 2013.

Applies to 200 & 220 White Plains

Interior Plant Maintenance Services

Agreement between Greenleaves Interior Landscaping, Contractor, and Talleyrand Realty Associates, LLC, Owner, dated November 6, 2013.

Integrated Pest Management Program

Agreement between JP McHale Pest Management, Inc., Contractor, and Owner as defined in Exhibit B, dated October 17, 2011.

Interior and Exterior Window Cleaning

Agreement between Tri-State Window Cleaning, Inc., Contractor, and Owner as defined in Exhibit B, dated February 6, 2012.

Janitorial Services

Agreement between ABM Janitorial Services, NE, Inc., Contractor, and Owner as defined in Exhibit B, dated November 1, 2011. [Month-to-month basis]

Landscaping Maintenance

Agreement between Matthew & Tony General Landscaping, Inc., Contractor, and Owner as defined in Exhibit B, dated February 8, 2012.

Spring Flowers

Agreement between Matthew & Tony General Landscaping, Inc., Contractor, and Owner as defined in Exhibit B, dated February 8, 2012.

Water Treatment Services

Agreement between Water Dynamics, Inc., Contractor, and Owner as defined in Exhibit B, dated February 22, 2013.

Electric Supply Contracts

Electric Supply Contract — Hess Energy Marketing

Base Agreement for the Purchase and Sale of Electricity between Mack-Cali Affiliates and Entities as Named as Owner on Schedule 1 [Missing], Customer, and Hess Corporation, Seller,, dated March 23, 2009.

•                  Amendment to Base Agreement for the Purchase and Sale of Electricity, dated March 23, 2009, between Mack-Cali Affiliates and Entities as Named as Owner on Schedule 1 [Missing], Customer, and Hess Corporation, Seller, dated March 25, 2009.

•                  Letter from Hess Corporation Regarding Base Agreement for the Purchase and Sale of Electricity, dated March 23, 2009, between Mack-Cali Affiliates and Entities as Named as Owner on Schedule 1 [Missing], Customer, and Hess Corporation, Seller, dated July 1, 2009.

•                  Letter Agreement between Mack-Cali Realty Corporation and Hess Corporation regarding Base Agreement for the Purchase and Sale of Electricity, dated March 23, 2009, between Mack-Cali Affiliates and Entities as Named as Owner on Schedule 1 [Missing], Customer, and Hess Corporation, Seller, dated July 10, 2009.

•                  Second Amendment to Base Agreement for the Purchase and Sale of Electricity, dated March 23, 2009, between Mack-Cali Affiliates and Entities as Named as Owner on Schedule 1 [Missing], Customer, and Hess Corporation, Seller, dated January 24, 2011.

•                 Transaction Confirmation between Mack-Cali Affiliates and Entities Named as Owner as Set Forth in Schedule 1, Customer, and Hess Energy Marketing, LLC, Seller, dated December 18, 2013.

Electric Supply Contract — Hess Corporation

Base Agreement for the Purchase and Sale of Electricity between Mack-Cali Affiliates and Entities as Named as Owner on Schedule 1 [Missing], Customer, and Hess Corporation, Seller,, dated March 23, 2009.

•                  Amendment to Base Agreement for the Purchase and Sale of Electricity, dated March 23, 2009, between Mack-Cali Affiliates and Entities as Named as Owner on Schedule 1 [Missing], Customer, and Hess Corporation, Seller, dated March 25, 2009.

•                  Letter from Hess Corporation Regarding Base Agreement for the Purchase and Sale of Electricity, dated March 23, 2009, between Mack-Cali Affiliates and Entities as Named as Owner on Schedule 1 [Missing], Customer, and Hess Corporation, Seller, dated July 1, 2009.

•                  Letter Agreement between Mack-Cali Realty Corporation and Hess Corporation regarding Base Agreement for the Purchase and Sale of Electricity, dated March 23, 2009, between

Mack-Cali Affiliates and Entities as Named as Owner on Schedule 1 [Missing], Customer, and Hess Corporation, Seller, dated July 10, 2009.

•                  Second Amendment to Base Agreement for the Purchase and Sale of Electricity, dated March 23, 2009, between Mack-Cali Affiliates and Entities as Named as Owner on Schedule 1 [Missing], Customer, and Hess Corporation, Seller, dated January 24, 2011.

•                  Transaction Confirmation between Mack-Cali Affiliates and Entities Named as Owner as Set Forth in Schedule 1, Customer, and Hess Corporation, dated January 8, 2013.

EXHIBIT F

LEASE SCHEDULE

200 WHITE PLAINS ROAD

Be Thin, Inc.

Standard Form of Office Lease between Talleyrand Realty Associates, L.L.C., Owner, and Be-Thin, LLC, Tenant dated February 13, 2006.

•                  Commencement Date Letter between Talleyrand Realty Associates, L.L.C., Owner, and Be-Thin, LLC, Tenant dated May 22, 2006.

•                  First Amendment between Talleyrand Realty Associates, L.L.C., Owner, and Be-Thin, LLC, Tenant dated May 6, 2008.

•                  Certificate of Merger — Be-Thin, LLC to Be-Thin, Inc. effective May 31, 2008.

•                  Commencement Date Letter between Talleyrand Realty Associates, L.L.C., Owner, and Be-Thin, LLC, Tenant dated September 26, 2008.

•                  Second Amendment between Talleyrand Realty Associates, L.L.C., Owner, and Be-Thin, Inc., Tenant dated December 29, 2009.

•                  Commencement Date Letter between Talleyrand Realty Associates, L.L.C., Owner, and Be-Thin, Inc., Tenant dated March 22, 2010.

•                  Consent to Sublet between Talleyrand Realty Associates, L.L.C., Owner,, Be-Thin, Inc., Tenant, and Expersolve, Subtenant dated December 17, 2010.

•                  Standard Form of Sublease Agreement between Be-Thin, Inc., Sublessor and Expersolve, Sublessee dated December 8, 2010.

•                  Third Amendment between Talleyrand Realty Associates, L.L.C., Owner, and Be-Thin, Inc., Tenant dated July 30, 2013.

Cablevision of Wappingers Falls, Inc.

Telecom License Agreement between Talleyrand Realty Associates, L.L.C., Owner, and Cablevision of Wappingers Falls, Inc., Provider dated September 17, 2001.

•                  Amendment to Telecom License Agreement between Talleyrand Realty Associates, L.L.C., Owner, and Cablevision of Wappingers Falls, Inc., Provider dated October 15, 2002.

•                  Exercise of Renewal dated June 12, 2007.

•                  Exercise of Renewal dated June 20, 2012.

Capriquarious Enterprises, Inc. dba Take Away Café

License Agreement between Talleyrand Realty Associates, L.L.C., Licensor, and Capriquarious Enterprises, Inc. dba Take Away Café, Licensee dated January 4, 2006.

•                  First Amendment Agreement between Talleyrand Realty Associates, L.L.C., Licensor, and Capriquarious Enterprises, Inc. dba Take Away Café, Licensee dated January 17, 2007.

•                  Second Amendment Agreement between Talleyrand Realty Associates, L.L.C., Licensor, and Capriquarious Enterprises, Inc. dba Take Away Café, Licensee dated August 18, 2008.

•                  Third Amendment Agreement between Talleyrand Realty Associates, L.L.C., Licensor, and Capriquarious Enterprises, Inc. dba Take Away Café, Licensee dated April 26, 2011.

Dolph Rotfeld Engineering, Inc.

Standard Form of Office Lease between Talleyrand Property Venture, Owner, and Dolph Rotfeld Engineering, Inc., Tenant dated March 23, 1992.

•                  Commencement Date Letter between Talleyrand Property Venture, Owner, and Dolph Rotfeld Engineering, Inc., Tenant dated April 22, 1992.

•                  First Amendment between Talleyrand Realty Associates L.P., successor-in-interest to Talleyrand Property Venture, Owner, and Dolph Rotfeld Engineering, Inc., Tenant dated March 31, 1997.

•                  Second Amendment between Talleyrand Realty Associates L.P., Owner, and Dolph Rotfeld Engineering, Inc., Tenant dated March 21, 2001.

•                  Third Amendment between Talleyrand Realty Associates L.L.C., Owner, and Dolph Rotfeld Engineering, Inc., Tenant dated September 29, 2005.

•                  Fourth Amendment between Talleyrand Realty Associates L.L.C., Owner, and Dolph Rotfeld Engineering, Inc., Tenant dated December 22, 2006.

•                  Fifth Amendment between Talleyrand Realty Associates L.L.C., Owner, and Dolph Rotfeld Engineering, Inc., Tenant dated January 31, 2008.

•                  Sixth Amendment between Talleyrand Realty Associates L.L.C., Owner, and Dolph Rotfeld Engineering, Inc., Tenant dated December 29, 2008.

•                  Seventh Amendment between Talleyrand Realty Associates L.L.C., Owner, and Dolph Rotfeld Engineering, Inc., Tenant dated March 25, 2010.

•                  Eighth Amendment between Talleyrand Realty Associates L.L.C., Owner, and Dolph Rotfeld Engineering, Inc., Tenant dated December 28, 2011.

•                  Ninth Amendment between Talleyrand Realty Associates L.L.C., Owner, and Dolph Rotfeld Engineering, Inc., Tenant dated January 16, 2013.

Expersolve, Inc.

Short Form Lease between Talleyrand Realty Associates L.L.C., Landlord, and Expersolve, Inc., Tenant dated March 27, 2013.

•                  Commencement Date Agreement between Talleyrand Realty Associates L.L.C., Landlord, and Expersolve, Inc., Tenant dated August 8, 2013.

Fund Administration, Inc.

Standard Form of Office Lease between Talleyrand Realty Associates L.L.C., Owner, and Fund Administration.com Inc., Tenant dated March 3, 2005.

•                  Commencement Date Letter between Talleyrand Realty Associates L.L.C., Owner, and Fund Administration.com Inc., Tenant dated September 7, 2005.

•                  First Amendment between Talleyrand Realty Associates L.L.C., Owner, and Fund Administration.com Inc., Tenant dated April 12, 2006.

•                  Commencement Date Letter between Talleyrand Realty Associates L.L.C., Owner, and Fund Administration.com Inc., Tenant dated June 26, 2006.

•                  Second Amendment between Talleyrand Realty Associates L.L.C., Owner, and Fundadministration, Inc., successor-in-interest to Fund Administration.com Inc., Tenant dated March 9, 2012.

•                  Third Amendment between Talleyrand Realty Associates L.L.C., Owner, and Fundadministration, Inc., Tenant dated April 24, 2013.

•                  Fourth Amendment between Talleyrand Realty Associates L.L.C., Owner, and Fundadministration, Inc., Tenant dated December 1, 2013.

Huff Wilkes, L.L.P.

Standard Form of Office Lease between Talleyrand Realty Associates L.L.C., Owner, and Huff Wilkes, L.L.P., Tenant dated November 19, 2003.

•                  Commencement Date Letter between Talleyrand Realty Associates L.L.C., Owner, and Huff Wilkes, L.L.P., Tenant dated August 9, 2004.

•                  First Amendment between Talleyrand Realty Associates L.L.C., Owner, and Huff Wilkes, L.L.P., Tenant dated March 26, 2007.

Konica Minolta Business Solutions USA, Inc.

Short Form Lease between Talleyrand Realty Associates L.L.C., Landlord, and Konica Minolta Business Solutions USA, Inc., Tenant dated December 29, 2006.

Member Processing Center, LLC

Short Form Lease between Talleyrand Realty Associates L.L.C., Landlord, and Member Processing Center, LLC, Tenant dated August 14, 2013.

New York State Unified Court System Appellate Division Second Judicial Department for Mental Hygiene Legal Services

Agreement of Lease between Talleyrand Realty Associates L.L.C., Landlord, and New York State Unified Court System Appellate Division Second Judicial Department for Mental Hygiene Legal Services, Tenant dated August 31, 2010.

Office Media Network Inc.

Property Service Agreement between Talleyrand Realty Associates L.L.C., Subscriber and Office Media Network, Inc., Service Provider effective September 5, 2007.

Peter Siviglia

Standard Form of Office Lease between Talleyrand Realty Associates L.L.C., Owner, and Peter Siviglia, Tenant dated January 27, 1999.

•                  First Amendment between Talleyrand Realty Associates L.L.C., Owner, and Peter Siviglia, Tenant dated February 27, 2002.

•                  Second Amendment between Talleyrand Realty Associates L.L.C., Owner, and Peter Siviglia, Tenant dated February 17, 2010.

RGIS, LLC

Standard Form of Office Lease between Talleyrand Property Venture, Owner, and RGIS Inventory Specialists, Tenant dated April 28, 1993.

•                  Commencement Date Letter between Talleyrand Property Venture, Owner, and RGIS Inventory Specialists, Tenant dated June 14, 1993.

•                  First Amendment between Robert Martin Company, successor-in-interest to Talleyrand Property Venture, Owner, and RGIS Inventory Specialists, Tenant dated June 21, 1996.

•                  Second Amendment between Talleyrand Realty Associates L.L.C., successor-in-interest to Robert Martin Company, Owner, and RGIS Inventory Specialists, Tenant dated June 15, 1999.

•                  Third Amendment between Talleyrand Realty Associates L.L.C., Owner, and RGIS Inventory Specialists, Tenant dated February 19, 2002.

•                  State of Delaware Certificate of Amendment of Certificate of Formation change from RGIS Inventory Specialists, LLC to RGIS, LLC dated November 10, 2006.

•                  Fourth Amendment between Talleyrand Realty Associates L.L.C., Owner, and RGIS Inventory Specialists, Tenant dated December 6, 2004.

•                  Fifth Amendment between Talleyrand Realty Associates L.L.C., Owner, and RGIS Inventory Specialists, Tenant dated February 27, 2008.

•                  Certificate of Amendment to RGIS, LLC dated November 10, 2006.

•                  Sixth Amendment between Talleyrand Realty Associates L.L.C., Owner, and RGIS, LLC successor-in-interest to RGIS Inventory Specialists, Tenant dated March 2, 2011.

•                  Commencement Date Letter between Talleyrand Realty Associates L.L.C., Owner, and RGIS, LLC, Tenant dated April 12, 2011.

Rosenfeld/Tortu Retirement Planning Co., Inc.

Short Form Lease between Talleyrand Realty Associates L.L.C., Landlord, and Rosenfeld/Tortu Retirement Planning Co., Inc., Tenant dated February 5, 2007.

•                  First Amendment between Talleyrand Realty Associates L.L.C., Landlord, and Rosenfeld/Tortu Retirement Planning Co., Inc., Tenant dated May 4, 2007.

•                  Commencement Date Agreement between Talleyrand Realty Associates L.L.C., Landlord, and Rosenfeld/Tortu Retirement Planning Co., Inc., Tenant dated June 8, 2007.

•                  Second Amendment between Talleyrand Realty Associates L.L.C., Landlord, and Rosenfeld/Tortu Retirement Planning Co., Inc., Tenant dated June 28, 2013.

Software Guidance & Assistance, Inc.

Short Form Lease between Talleyrand Realty Associates L.L.C., Landlord, and Software Guidance & Assistance, Inc., Tenant dated December 7, 2009.

•                  First Amendment to Lease between Talleyrand Realty Associates L.L.C., Landlord, and Software Guidance & Assistance, Inc., Tenant dated September 24, 2010.

•                  Second Amendment to Lease between Talleyrand Realty Associates L.L.C., Landlord, and Software Guidance & Assistance, Inc., Tenant dated August 15, 2011.

TDA Construction, Inc.

Short Form Lease between Talleyrand Realty Associates L.L.C., Landlord, and TDA Construction, Inc., Tenant dated September 30, 2009.

•                  First Amendment to Lease between Talleyrand Realty Associates L.L.C., Landlord, and TDA Construction, Inc., Tenant dated May 18, 2012.

•                  Second Amendment to Lease between Talleyrand Realty Associates L.L.C., Landlord, and TDA Construction, Inc., Tenant dated December 9, 2013.

Universal Peace Federation

Short Form Lease between Talleyrand Realty Associates L.L.C., Landlord, and Universal Peace Federation, Tenant dated August 23, 2010.

•                  Commencement Date Agreement between Talleyrand Realty Associates L.L.C., Landlord, and Universal Peace Federation, Tenant dated October 20, 2010.

•                  First Amendment to Lease between Talleyrand Realty Associates L.L.C., Landlord, and Universal Peace Federation, Tenant dated March 19, 2013.

Verizon New York Inc.

Telecommunications Facilities License Agreement between Talleyrand Realty Associates L.L.C., Owner, and Verizon New York Inc. dated May 1, 2008.

220 WHITE PLAINS ROAD

AT&T Wireless Services, Inc.

Standard Form of Office Lease between Talleyrand Property Venture, Owner, and Cellular Telephone Company, Tenant dated March 31, 1994.

•                  Notice of Intent to Extend Lease Term for five (5) years dated December 1, 2008.

•                  Notice of Intent to Extend Lease Term for five (5) years dated September 10, 2013.

•                  License Agreement between Talleyrand Realty Associates, L.L.C., Licensor and AT&T Wireless Services, Inc., Licensee dated February 23, 2005.

•                  First Amendment to License Agreement between Talleyrand Realty Associates, L.L.C., Licensor and AT&T Wireless Services, Inc., Licensee dated June 3, 2013.

Blum & Bernstein, LLP

Standard Form of Office Lease between Talleyrand Property Venture, Owner, and Blum, Tabrisky & Bernstein, Tenant dated August 10, 1993.

•                  Commencement Date Letter between Talleyrand Property Venture, Owner, and Blum, Tabrisky & Bernstein, Tenant dated October 5, 1993.

•                  First Amendment between Talleyrand Realty Associates L.L.C., successor-in-interest to Talleyrand Property Venture, Owner, and Blum, Tabrisky & Bernstein, Tenant dated April 12, 1999.

•                  Commencement Date Letter between Talleyrand Realty Associates L.L.C., Owner, and Blum, Tabrisky & Bernstein, Tenant dated June 30, 1999.

•                  Second Amendment between Talleyrand Realty Associates L.L.C., Owner, and Blum & Bernstein, L.L.P., successor-in-interest to Blum, Tabrisky & Bernstein, Tenant dated June 27, 2003.

•                  Third Amendment between Talleyrand Realty Associates L.L.C., Owner, and Blum & Bernstein, L.L.P., Tenant dated January 27, 2009.

•                  Fourth Amendment between Talleyrand Realty Associates L.L.C., Owner, and Blum & Bernstein, L.L.P., Tenant dated September 27, 2013.

Brenner, McDonagh & Tortolani Inc.

Short Form Lease between Talleyrand Realty Associates L.L.C., Landlord and Brenner, McDonagh & Tortolani Inc., Tenant dated November 22, 2010.

•                  Commencement Date Agreement between Talleyrand Realty Associates L.L.C., Landlord and Brenner, McDonagh & Tortolani Inc., Tenant dated January 26, 2011.

Cablevision of Wappingers Falls, Inc.

Telecom License Agreement between Talleyrand Realty Associates L.L.C., Owner, and Cablevision of Wappingers Falls, Inc., Provider dated September 17, 2001.

•                  Amendment to Telecom License Agreement between Talleyrand Realty Associates L.L.C., Owner, and Cablevision of Wappingers Falls, Inc., Provider dated October 30, 2002.

•                  Exercise of Renewal Option dated June 12, 2007.

•                  Exercise of Renewal Option dated June 20, 2012.

Candescent Healing, LLC

Short Form of Lease between Talleyrand Realty Associates L.L.C., Landlord and Candescent Healing, LLC, Tenant dated December 29, 2010.

•                  Commencement Date Agreement between Talleyrand Realty Associates L.L.C., Landlord and Candescent Healing, LLC, Tenant dated February 18, 2011.

•                  First Amendment to Lease between Talleyrand Realty Associates L.L.C., Landlord and Candescent Healing, LLC, Tenant dated March 14, 2012.

•                  Commencement Date Letter Agreement between Talleyrand Realty Associates L.L.C., Landlord and Candescent Healing, LLC, Tenant dated June 8, 2012.

Carrier Logistics, Inc.

Standard Form of Office Lease between Talleyrand Realty Associates L.L.C., Owner, and Carrier Logistics, Inc., Tenant dated May 18, 1999.

•                  Commencement Date Letter between Talleyrand Realty Associates L.L.C., Owner, and Carrier Logistics, Inc., Tenant dated September 7, 1999.

•                  First Amendment between Talleyrand Realty Associates L.L.C., Owner, and Carrier Logistics, Inc., Tenant dated March 30, 2004.

•                  Second Amendment between Talleyrand Realty Associates L.L.C., Owner, and Carrier Logistics, Inc., Tenant dated April 30, 2009.

•                  Third Amendment between Talleyrand Realty Associates L.L.C., Owner, and Carrier Logistics, Inc., Tenant dated December 24, 2013.

Cunningham Lindsey U.S. Inc.

Short Term Lease between Talleyrand Realty Associates L.L.C., Landlord and Cunningham Lindsey U.S. Inc., Tenant dated October 23, 2013.

Epoch Microelectronics, Inc.

Standard Form of Lease between Talleyrand Realty Associates L.L.C., Owner, and Epoch Microelectronics, Inc., Tenant dated November 9, 2006.

•                  Commencement Date Letter between Talleyrand Realty Associates L.L.C., Owner, and Epoch Microelectronics, Inc., Tenant dated January 19, 2007

•                  First Amendment to Lease between Talleyrand Realty Associates L.L.C., Owner, and Epoch Microelectronics, Inc., Tenant dated March 1, 2013.

Gary Goldberg Planning Services Incorporated

Short Form Lease between Talleyrand Realty Associates L.L.C., Landlord and Gary Goldberg Planning Services Incorporated, Tenant dated November 30, 2010.

•                  Commencement Date Agreement between Talleyrand Realty Associates L.L.C., Landlord and Gary Goldberg Planning Services Incorporated, Tenant dated January 13, 2011.

H. Arnold Wood Turning, Inc.

Short Form Lease between Talleyrand Realty Associates L.L.C., Landlord and H. Arnold Wood Turning, Inc., Tenant dated March 30, 2012.

•                  Commencement Date Agreement between Talleyrand Realty Associates L.L.C., Landlord and H. Arnold Wood Turning, Inc., Tenant dated September 17, 2012.

The People of the State of New York aka Dormitory Authority of the State of New York

Agreement of Lease between Talleyrand Realty Associates, LLC, Landlord and The People of the State of New York aka Dormitory Authority of the State of New York, Tenant dated July 30, 2003.

•                  Commencement Date Letter Lease between Talleyrand Realty Associates, LLC, Landlord and The People of the State of New York aka Dormitory Authority of the State of New York, Tenant dated January 26, 2004.

iFuel Interactive LLC

Short Form Lease between Talleyrand Realty Associates L.L.C., Landlord and iFuel Interactive LLC, Tenant dated March 29, 2010.

•                  First Amendment to Lease between Talleyrand Realty Associates L.L.C., Landlord and iFuel Interactive LLC, Tenant dated May 26, 2011.

•                  Commencement Date Letter between Talleyrand Realty Associates L.L.C., Landlord and iFuel Interactive LLC, Tenant dated June 14, 2011.

Kass & Navins PLLC

Short Form Lease between Talleyrand Realty Associates L.L.C., Landlord and Kass & Navins PLLC, Tenant dated April 19, 2013.

•                  Commencement Date Agreement between Talleyrand Realty Associates L.L.C., Landlord and Kass & Navins PLLC, Tenant dated September 11, 2013.

Office Media Network, Inc.

Property Service Agreement between Talleyrand Realty Associates L.L.C., Subscriber and Office Media Network, Inc., Service Provider effective September 5, 2007.

Omnipoint Facilities Network 2, LLC

License Agreement between Talleyrand Realty Associates, L.L.C., Licensor and Omnipoint Facilities Network 2, LLC, Licensee dated September 26, 2003.

•                  Exercise of Renewal Option dated October 7, 2008.

•                  Exercise of Renewal Option dated September 6, 2013.

Opal Marketing Group Ltd

Standard Form of Office Lease between Talleyrand Realty Associates L.L.C., Owner, and MPI International, Ltd., Tenant dated October 23, 2000.

•                  First Amendment between Talleyrand Realty Associates L.L.C., Owner, and MPI International, Ltd., Tenant dated November 6, 2002.

•                  Second Amendment between Talleyrand Realty Associates L.L.C., Owner, and MPI International, Ltd., Tenant dated December 5, 2003.

•                  Third Amendment between Talleyrand Realty Associates L.L.C., Owner, and MPI International, Ltd., Tenant dated September 24, 2004.

•                  Fourth Amendment between Talleyrand Realty Associates L.L.C., Owner, and Opal Marketing Group, Ltd., successor-in-interest to MPI International, Ltd., Tenant dated November 15, 2005.

•                  Fifth Amendment between Talleyrand Realty Associates L.L.C., Owner, and Opal Marketing Group, Ltd., Tenant dated October 10, 2006.

•                  Sixth Amendment between Talleyrand Realty Associates L.L.C., Owner, and Opal Marketing Group, Ltd., Tenant dated November 9, 2007.

•                  Seventh Amendment between Talleyrand Realty Associates L.L.C., Owner, and Opal Marketing Group, Ltd., Tenant dated September 22, 2008.

•                  Eighth Amendment between Talleyrand Realty Associates L.L.C., Owner, and Opal Marketing Group, Ltd., Tenant dated November 3, 2009.

•                  Ninth Amendment between Talleyrand Realty Associates L.L.C., Owner, and Opal Marketing Group, Ltd., Tenant dated March 19, 2012.

•                  Tenth Amendment between Talleyrand Realty Associates L.L.C., Owner, and Opal Marketing Group, Ltd., Tenant dated March 29, 2013.

•                  Eleventh Amendment between Talleyrand Realty Associates L.L.C., Owner, and Opal Marketing Group, Ltd., Tenant dated December 23, 2013.

Rabin and Rabin, C.P.A., P.C.

Standard Form of Office Lease between Talleyrand Property Venture, Owner, and Rabin and Rabin, C.P.A., P.C., Tenant dated December 7, 1992.

•                  Commencement Date Letter between Talleyrand Property Venture, Owner, and Rabin and Rabin, C.P.A., P.C., Tenant dated January 6, 1992.

•                  First Amendment between Robert Martin Company, successor-in-interest to Talleyrand Property Venture, Owner, and Rabin and Rabin, C.P.A., P.C., Tenant dated June 13, 1995.

•                  Second Amendment between Talleyrand Realty Associates L.L.C., successor-in-interest to Robert Martin Company, Owner, and Rabin and Rabin, C.P.A., P.C., Tenant dated June 19, 1998.

•                  Third Amendment between Talleyrand Realty Associates L.L.C., Owner, and Rabin and Rabin, C.P.A., P.C., Tenant dated May 16, 2001.

•                  Fourth Amendment between Talleyrand Realty Associates L.L.C., Owner, and Rabin and Rabin, C.P.A., P.C., Tenant dated November 7, 2005.

•                  Fifth Amendment between Talleyrand Realty Associates L.L.C., Owner, and Rabin and Rabin, C.P.A., P.C., Tenant dated June 30, 2011.

Reardon & Sclafani, P.C.

Standard Form of Office Lease between Talleyrand Realty Associates L.L.C., Owner, and Reardon & Sclafani, P.C., Tenant dated January 11, 2000.

•                  Commencement Date Letter between Talleyrand Realty Associates L.L.C., Owner, and Reardon & Sclafani, P.C., Tenant dated March 15, 2000.

•                  First Amendment between Talleyrand Realty Associates L.L.C., Owner, and Reardon & Sclafani, P.C., Tenant dated November 16, 2005.

•                  Second Amendment between Talleyrand Realty Associates L.L.C., Owner, and Reardon & Sclafani, P.C., Tenant dated September 28, 2006.

•                  Third Amendment between Talleyrand Realty Associates L.L.C., Owner, and Reardon & Sclafani, P.C., Tenant dated September 29, 2008.

•                  Fourth Amendment between Talleyrand Realty Associates L.L.C., Owner, and Reardon & Sclafani, P.C., Tenant dated September 30, 2009.

•                  Fifth Amendment between Talleyrand Realty Associates L.L.C., Owner, and Reardon & Sclafani, P.C., Tenant dated September 30, 2011.

•                  Sixth Amendment between Talleyrand Realty Associates L.L.C., Owner, and Reardon & Sclafani, P.C., Tenant dated March 26, 2013.

SAS Group, Inc.

Standard Form of Office Lease between Talleyrand Realty Associates L.P., Owner, and SAS Group, Inc., Tenant dated December 19, 1997.

•                  Commencement Date Letter between Talleyrand Realty Associates L.P., Owner, and SAS Group, Inc., Tenant dated April 14, 1998.

•                  First Amendment between Talleyrand Realty Associates L.L.C., Owner, and SAS Group, Inc., Tenant dated April 9, 2001.

•                  Commencement Date Letter between Talleyrand Realty Associates L.L.C., Owner, and SAS Group, Inc., Tenant dated August 20, 2001.

•                  Second Amendment between Talleyrand Realty Associates L.L.C., Owner, and SAS Group, Inc., Tenant dated October 24, 2006.

•                  Commencement Date Letter between Talleyrand Realty Associates L.L.C., Owner, and SAS Group, Inc., Tenant dated March 15, 2007.

•                  Third Amendment between Talleyrand Realty Associates L.L.C., Owner, and SAS Group, Inc., Tenant dated September 26, 2013.

Silverberg Zalantis LLP

Short Form Lease between Talleyrand Realty Associates L.L.C., Landlord and Silverberg Zalantis LLP, Tenant dated August 28, 2009.

•                  Commencement Date Agreement between Talleyrand Realty Associates L.L.C., Landlord and Silverberg Zalantis LLP, Tenant dated November 13, 2009.

Talend, Inc.

Short Form Lease between Talleyrand Realty Associates L.L.C., Landlord and Talend, Inc., Tenant dated February 22, 2010.

•                  Commencement Date Agreement between Talleyrand Realty Associates L.L.C., Landlord and Talend, Inc., Tenant dated May 24, 2010.

•                  First Amendment to Lease between Talleyrand Realty Associates L.L.C., Landlord and Talend, Inc., Tenant dated May 30, 2012.

Team Detroit Inc.

Short Form Lease between Talleyrand Realty Associates L.L.C., Landlord and Team Detroit Inc., Tenant dated February 18, 2011.

•                  Commencement Date Letter between Talleyrand Realty Associates L.L.C., Landlord and Team Detroit Inc., Tenant dated July 16, 2012.

•                  First Amendment to Lease between Talleyrand Realty Associates L.L.C., Landlord and Team Detroit Inc., Tenant dated May 15, 2012.

TMC Bonds L.L.C.

Standard Form of Office Lease between Talleyrand Realty Associates L.L.C., Owner, and The Municenter, L.L.C., Tenant dated November 4, 2005.

•                  First Amendment between Talleyrand Realty Associates L.L.C., Owner, and The Municenter, L.L.C., Tenant dated March 24, 2008.

•                  State of Delaware Certificate of Amendment changes name to TMC Bonds L.L.C. dated August 22, 2011.

•                  Second Amendment between Talleyrand Realty Associates L.L.C., Owner, and TMC Bonds, L.L.C., successor-in-interest to The Municenter, L.L.C., Tenant dated July 7, 2012.

Tradepaq TRM, LLC

Short Form Lease between Talleyrand Realty Associates, L.L.C., Landlord and Tradepaq TRM, LLC, Tenant dated June 28, 2012.

Verizon New York, Inc.

Telecommunications Facilities License Agreement between Talleyrand Realty Associates L.L.C., Owner, and Verizon New York Inc. dated May 1, 2008.

Volunteer Service Bureau of Westchester Inc., dba The Volunteer Center of United Way

Short Form Lease between Talleyrand Realty Associates L.L.C., Landlord and Volunteer Service Bureau of Westchester Inc., dba The Volunteer Center of United Way, Tenant dated September 10, 2009.

•                  Commencement Date Agreement Lease between Talleyrand Realty Associates L.L.C., Landlord and Volunteer Service Bureau of Westchester Inc., dba The Volunteer Center of United Way, Tenant dated November 30, 2009.

Weil-McLain, a Division of the Marley-Wylain Company

Short Form Lease between Talleyrand Realty Associates L.L.C., Landlord and Weil-McLain, a Division of the Marley-Wylain Company, Tenant dated March 6, 2013.

•                  Commencement Date Agreement between Talleyrand Realty Associates L.L.C., Landlord and Weil-McLain, a Division of the Marley-Wylain Company, Tenant dated August 15, 2013.

XSE Group, Inc.

Short Form Lease between Talleyrand Realty Associates, L.L.C., Landlord and XSE Group, Inc., Tenant dated February 7, 2012.

•                  Commencement Date Agreement Lease between Talleyrand Realty Associates, L.L.C., Landlord and XSE Group, Inc., Tenant dated March 15, 2012.

Zara LLC

Lease Agreement between Talleyrand Realty Associates, L.L.C., Landlord and Zara LLC, Tenant dated May 3, 2011.

EXHIBIT G

TENANT ESTOPPEL CERTIFICATE

FORM

[Letterhead of Tenant]

                                                                                                                                                                                                                                                                                                                                                [Date]

To:                             [Purchaser name and address]

                                                [Lender name and address]

Re:                             Lease dated                                                                   , with amendments dated                                            ( together with all amendments and modifications thereto, the “Lease”), between                                                         , as landlord, and                                                                                                (“Tenant”) (the landlord thereunder from time to time being referred to herein as “Landlord”), covering  approximately                                square feet of space (the “Leased Premises”) in a building located at                                                           , and commonly known as

The undersigned Tenant hereby ratifies the Lease and agrees and certifies as follows:

1.                                      That attached hereto as “Exhibit A” is a true, correct and complete copy of the Lease, together with all amendments thereto, which Lease is in full force and effect and has not been modified, supplemented or amended in any way except as set forth in “Exhibit A.”  The Leased Premises have not been sublet in whole or in part, except                                                   , and the Lease has not been assigned or encumbered in whole or in part, whether conditionally, collaterally or otherwise, except                                                 .

2.                                      Tenant has accepted possession of the Leased Premises and is presently in occupancy of the Leased Premises.  The initial term of the Lease commenced on                               , and the current term of the Lease will expire on                                                           .  The Lease provides     [  ] additional successive extensions for a period of         [  ] year[s ] each.  The extension options for the following period[s] has/have been exercised:                       .

3.                                      Tenant began paying rent on                                           .  Tenant is obligated to pay fixed or base rent under the Lease in the annual amount of $                                , payable in monthly installments of $                          .  No rent under the Lease has been paid more than one month in advance, and no other sums have been deposited with Landlord other than $                                 deposited as security under the Lease.  Tenant is entitled to no rent concessions or free rent.

4.                                      Tenant is currently paying estimated payments of additional rent of $                     on account of real estate taxes, insurance and common area maintenance expenses. [Select correct alternative A Tenant pays its full proportionate share of real estate taxes, insurance and common area maintenance expenses OR B Tenant pays Tenant’s proportionate share of the increase in real estate taxes, common maintenance expenses and insurance over the [base year/base amount] OR [                                              .]

5.                                      All conditions and obligations under the Lease to be satisfied or performed, or to have been satisfied or performed, by Landlord as of the date hereof have been fully satisfied or performed, including any and all conditions and obligations of Landlord relating to completion of tenant improvements and making the Leased Premises ready for occupancy by Tenant.

6.                                      There exist no defenses to enforcement of the Lease by Landlord, nor any rights or claims to offset with respect to rent payable under the terms of the Lease except as may be set forth in “Exhibit A”.  To the best of Tenant’s knowledge, neither Landlord nor Tenant is in default under the Lease or in breach of its obligations thereunder, and no event has occurred or situation exists which would with the passage of time and/or the giving of notice, constitute a default or an event of default by the Tenant under the Lease.

7.                                      Tenant has no purchase options under the Lease or any other right or option to purchase the real property and/or improvements, or a part thereof, on which the demised premises are located.

8.                                      That as of this date there are no actions, whether voluntary or otherwise, pending against the Tenant or any guarantor of the Lease under the bankruptcy or insolvency laws of the United States or any state thereof.

9.                                      That to the best of the Tenant’s knowledge, no hazardous wastes have been generated, treated, stored or disposed of, by or on behalf of the Tenant or anyone else on the Leased Premises except for those that are customary in connection with typical office uses, and any such generation, treatment, storage and/or disposal has been in accordance with all applicable environmental laws.

The agreements and certifications set forth herein are made with the knowledge and intent that Purchaser and Lender will rely on them, and shall be binding upon the successors and assigns of Tenant.

[TENANT]

By
Name:
Title:

EXHIBIT H

SUITS & PROCEEDINGS

NONE

EXHIBIT I

CERTIFICATE OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”), provides that under specified circumstances, a transferee of a United States real property interest must withhold tax if the transferor is a foreign person.  For United States tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a United States real property interest under local law) will be the transferor of the real property interest and not the disregarded entity.  To inform                            (the “Transferee”), that withholding of tax is not required upon the disposition of a United States real property interest by                            (the “Transferor”), the undersigned hereby certifies the following:

1.                                      The Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Income Tax Regulations).

2.                                      The Transferor is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii) of the United States Treasury Regulations.

3.                                      The Transferor’s United States taxpayer identification number is                                         .

4.                                      The Transferor’s office address is                                                                             .

The Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.

Date: , 2013

By:
Name:
Title:

EXHIBIT J

MAJOR TENANTS

200 White Plains Road

Konica Minolta Business Solutions USA, Inc.

220 White Plains Road

The People of the State of New York aka Dormitory Authority of the State of New York

EXHIBIT K

ARREARAGE SCHEDULE

M  A  C  K  -  C  A  L  I      R  E  A  L  T  Y      C  O  R  P  O  R  A  T  I  O  N

OPENAR  -  OPEN  A/R  LIST  -  RUN  ON:  02/20/14  -  AGING  BY:  DUE  DATE  -  AS  OF:  02/20/14  -  CONSIDERING:  DATE  IN

PROPERTY:  7M      -  200  WHITE  PLAINS  ROAD

CHARGE CODE			TOTAL OPEN	0-30 DAYS	31-60 DAYS	61-90 DAYS	OVER 90 DAYS
TENANT: 7M /BET4 - BE-THIN INC.
LEASE:	01/01/14-12/31/18
TEL:	NONE
RENT:	7,171.88
SEC:	14,343.75
FLAGS:	NONE
		RR-RENT	7,239.00	7,171.88	67.12	0.00	0.00
		L -LATE FEE	132.10	66.36	65.74	0.00	0.00
TENANT TOTALS:			7,371.10	7,238.24	132.86	0.00	0.00

TENANT: 7M /EXPE - EXPERSOLVE INC.
LEASE:	06/10/13-05/31/18
TEL:	NONE
RENT:	6,413.64
SEC:	6,413.64
FLAGS:	NONE
		PR-PREPAID RENT	-14.50	-14.50	0.00	0.00	0.00
TENANT TOTALS:			-14.50	-14.50	0.00	0.00	0.00

TENANT: 7M /FED - FEDERAL EXPRESS CORPORATION
LEASE:	01/01/98-12/31/50
TEL:	(212) 560-4185
RENT:	0.00
SEC:	0.00
FLAGS:	NONE
		M -MISCELLANEOUS	1,300.00	0.00	1,050.00	-800.00	1,050.00
TENANT TOTALS:			1,300.00	0.00	1,050.00	-800.00	1,050.00

TENANT: 7M /HAR - HARRISON & BURROWES BRIDGE CO, (DEL)
LEASE:	01/30/13-01/31/14
TEL:	NONE
RENT:	2,990.00
SEC:	5,980.00

FLAGS:	NONE
		SD-SCHOOL TAX SETT	141.10	0.00	0.00	0.00	141.10
		SR-RE TAX SETTLEUP	59.52	0.00	0.00	0.00	59.52
		T -TAXES	22.17	0.00	7.39	7.39	7.39
		TT-SCHOOL TAXES	59.88	0.00	19.96	19.96	19.96
		L -LATE FEE	0.25	0.00	0.00	0.00	0.25
		IB-INSURANCE REIMB	6.50	0.00	6.50	0.00	0.00
		OM-MONTHLY OPERATE	40.71	0.00	40.71	0.00	0.00
		UM-MONTHLY UTILITY	14.39	0.00	14.39	0.00	0.00
TENANT TOTALS:			344.52	0.00	88.95	27.35	228.22

TENANT: 7M /HUF2 - HUFF WILKES L.L.P.
LEASE:	06/01/12-05/31/14
TEL:	(914) 232-6519
RENT:	6,105.00
SEC:	0.00
FLAGS:	NONE
		2 -SALES TAX	8.71	8.71	0.00	0.00	0.00
		NE-NONESCAL ELECTR	118.13	118.13	0.00	0.00	0.00
TENANT TOTALS:			126.84	126.84	0.00	0.00	0.00

TENANT: 7M /KON - KONICA MINOLTA BUSINESS SOLUT
LEASE:	05/01/07-04/30/17
TEL:	(480) 346-2231
RENT:	25,727.08
SEC:	0.00
FLAGS:	LS
		RF-REFUND TENANTS	22,516.76	0.00	0.00	0.00	22,516.76
TENANT TOTALS:			22,516.76	0.00	0.00	0.00	22,516.76

TENANT: 7M /MEM - MEMBER PROCESSING CENTER LLC
LEASE:	02/01/14-04/30/19
TEL:	NONE
RENT:	4,990.00
SEC:	14,970.00
FLAGS:	LS
		EM-ELEC SUB METER	-1,093.04	0.00	-1,093.04	0.00	0.00
TENANT TOTALS:			-1,093.04	0.00	-1,093.04	0.00	0.00

TENANT: 7M /NEW - NEW YORK STATE UNIFIED COURT
LEASE:	02/01/11-01/31/21
TEL:	(516) 746-4545
RENT:	11,161.33
SEC:	0.00
FLAGS:	NONE
		EM-ELEC SUB METER	439.38	439.38	0.00	0.00	0.00
TENANT TOTALS:			439.38	439.38	0.00	0.00	0.00

TENANT: 7M /TDA2 - TDA CONSTRUCTION INC.
LEASE:	01/01/14-12/31/14
TEL:	NONE
RENT:	2,252.29
SEC:	4,362.33
FLAGS:	NONE
	L -LATE FEE	39.81	17.22	22.59	0.00	0.00
	IB-INSURANCE REIMB	4.75	4.75	0.00	0.00	0.00
	OM-MONTHLY OPERATE	32.66	32.66	0.00	0.00	0.00
	RR-RENT	2,252.29	2,252.29	0.00	0.00	0.00
	T -TAXES	25.12	25.12	0.00	0.00	0.00
	TC-COUNTY/TOWN TAX	17.38	17.38	0.00	0.00	0.00
	TT-SCHOOL TAXES	65.83	65.83	0.00	0.00	0.00
	UM-MONTHLY UTILITY	70.96	70.96	0.00	0.00	0.00
TENANT TOTALS:		2,508.80	2,486.21	22.59	0.00	0.00

PROPERTY TOTALS:		33,499.86	10,276.17	201.36	-772.65	23,794.98

PROPERTY CHARGE CODE SUMMARY

	2 -SALES TAX	8.71	8.71	0.00	0.00	0.00
	EM-ELEC SUB METER	-653.66	439.38	-1,093.04	0.00	0.00
	IB-INSURANCE REIMB	11.25	4.75	6.50	0.00	0.00
	L -LATE FEE	172.16	83.58	88.33	0.00	0.25
	M -MISCELLANEOUS	1,300.00	0.00	1,050.00	-800.00	1,050.00
	NE-NONESCAL ELECTR	118.13	118.13	0.00	0.00	0.00
	OM-MONTHLY OPERATE	73.37	32.66	40.71	0.00	0.00
	PR-PREPAID RENT	-14.50	-14.50	0.00	0.00	0.00
	RF-REFUND TENANTS	22,516.76	0.00	0.00	0.00	22,516.76
	RR-RENT	9,491.29	9,424.17	67.12	0.00	0.00
	SD-SCHOOL TAX SETT	141.10	0.00	0.00	0.00	141.10
	SR-RE TAX SETTLEUP	59.52	0.00	0.00	0.00	59.52
	T -TAXES	47.29	25.12	7.39	7.39	7.39
	TC-COUNTY/TOWN TAX	17.38	17.38	0.00	0.00	0.00
	TT-SCHOOL TAXES	125.71	65.83	19.96	19.96	19.96
	UM-MONTHLY UTILITY	85.35	70.96	14.39	0.00	0.00
PROPERTY TOTALS:		33,499.86	10,276.17	201.36	-772.65	23,794.98

M  A  C  K  -  C  A  L  I      R  E  A  L  T  Y      C  O  R  P  O  R  A  T  I  O  N

OPENAR  -  OPEN  A/R  LIST  -  RUN  ON:  02/20/14  -  AGING  BY:  DUE  DATE  -  AS  OF:  02/20/14  -  CONSIDERING:  DATE  IN

PROPERTY:  7N      -  220  WHITE  PLAINS  ROAD

CHARGE CODE		TOTAL OPEN	0-30 DAYS	31-60 DAYS	61-90 DAYS	OVER 90 DAYS
TENANT: 7N /CAN2 - CANDESCENT HEALING LLC
LEASE:	02/01/14-01/31/15
TEL:	NONE
RENT:	4,795.83
SEC:	9,208.00
FLAGS:	NONE
	2 -SALES TAX	6.64	6.64	0.00	0.00	0.00
	NC-NONESCAL CLEANI	90.00	90.00	0.00	0.00	0.00
TENANT TOTALS:		96.64	96.64	0.00	0.00	0.00

TENANT: 7N /CUN - CUNNINGHAM LINDSEY U.S. INC.
LEASE:	03/01/14-06/30/19
TEL:	NONE
RENT:	2,541.50
SEC:	7,624.50
FLAGS:	LS
	WT-CUSTOMER EXTRAS	2,820.00	0.00	0.00	0.00	2,820.00
TENANT TOTALS:		2,820.00	0.00	0.00	0.00	2,820.00

TENANT: 7N /DOR - THE PEOPLE OF THE STATE OF NY
LEASE:	01/01/04-03/31/14
TEL:	(518) 402-4395
RENT:	22,833.33
SEC:	0.00
FLAGS:	NONE
	NB-NONESCAL BULBS	222.50	50.00	172.50	0.00	0.00
TENANT TOTALS:		222.50	50.00	172.50	0.00	0.00

TENANT: 7N /EPO1 - EPOCH MICROELECTRONICS INC.
LEASE:	04/01/13-03/31/14
TEL:	NONE
RENT:	3,500.00
SEC:	0.00
FLAGS:	NONE
	2 -SALES TAX	2.56	2.56	0.00	0.00	0.00
	EM-ELEC SUB METER	380.41	380.41	0.00	0.00	0.00
TENANT TOTALS:		382.97	382.97	0.00	0.00	0.00

TENANT: 7N /IFU1 - IFUEL INTERACTIVE LLC
LEASE:	07/01/11-09/30/14
TEL:	NONE
RENT:	3,739.58
SEC:	5,000.00
FLAGS:	NONE
	IB-INSURANCE REIMB	6.00	6.00	0.00	0.00	0.00
	OM-MONTHLY OPERATE	54.14	54.14	0.00	0.00	0.00
	RR-RENT	3,739.58	3,739.58	0.00	0.00	0.00
	T -TAXES	15.99	15.99	0.00	0.00	0.00
	TC-COUNTY/TOWN TAX	6.51	6.51	0.00	0.00	0.00
	TT-SCHOOL TAXES	37.94	37.94	0.00	0.00	0.00
	UM-MONTHLY UTILITY	19.03	19.03	0.00	0.00	0.00
	L -LATE FEE	35.51	35.51	0.00	0.00	0.00
TENANT TOTALS:		3,914.70	3,914.70	0.00	0.00	0.00

TENANT: 7N /OMN - OMNIPOINT FACILITIES NETWORK
LEASE:	03/26/04-03/29/14
TEL:	NONE
RENT:	2,870.50
SEC:	0.00
FLAGS:	SP
	2 -SALES TAX	7.38	7.38	0.00	0.00	0.00
	EM-ELEC SUB METER	537.01	537.01	0.00	0.00	0.00
TENANT TOTALS:		544.39	544.39	0.00	0.00	0.00

TENANT: 7N /RAB4 - RABIN AND RABIN C.P.A. P.C.
LEASE:	08/01/11-09/30/16
TEL:	(914) 332-4350
RENT:	2,000.00
SEC:	1,645.83
FLAGS:	NONE
	2 -SALES TAX	8.41	8.41	0.00	0.00	0.00
	NB-NONESCAL BULBS	114.06	114.06	0.00	0.00	0.00
TENANT TOTALS:		122.47	122.47	0.00	0.00	0.00

TENANT: 7N /SAS1 - SAS GROUP INC.
LEASE:	02/01/07-04/30/14
TEL:	NONE
RENT:	10,857.50
SEC:	0.00
FLAGS:	NONE
	2 -SALES TAX	0.38	0.38	0.00	0.00	0.00
	EM-ELEC SUB METER	51.41	51.41	0.00	0.00	0.00
TENANT TOTALS:		51.79	51.79	0.00	0.00	0.00

TENANT: 7N /TRA - TRADEPAQ TRM LLC
LEASE:	08/01/12-09/30/14
TEL:	NONE
RENT:	2,239.58
SEC:	0.00

FLAGS:	LS
		RR-RENT	4,829.78	350.62	2,239.58	2,239.58	0.00
		L -LATE FEE	150.24	45.15	63.03	42.06	0.00
		IB-INSURANCE REIMB	8.98	4.49	4.49	0.00	0.00
		OM-MONTHLY OPERATE	33.22	16.61	16.61	0.00	0.00
		T -TAXES	9.88	4.94	4.94	0.00	0.00
		TC-COUNTY/TOWN TAX	3.72	1.86	1.86	0.00	0.00
		TT-SCHOOL TAXES	27.10	13.55	13.55	0.00	0.00
		UM-MONTHLY UTILITY	21.86	10.93	10.93	0.00	0.00
TENANT TOTALS:			5,084.78	448.15	2,354.99	2,281.64	0.00

TENANT: 7N /XSE - XSE GROUP INC.
LEASE:	03/01/12-02/28/15
TEL:	NONE
RENT:	2,083.33
SEC:	0.00
FLAGS:	NONE
		IB-INSURANCE REIMB	8.32	4.16	4.16	0.00	0.00
		OM-MONTHLY OPERATE	0.80	0.40	0.40	0.00	0.00
TENANT TOTALS:			9.12	4.56	4.56	0.00	0.00

PROPERTY TOTALS:			13,249.36	5,615.67	2,532.05	2,281.64	2,820.00

PROPERTY CHARGE CODE SUMMARY

		2 -SALES TAX	25.37	25.37	0.00	0.00	0.00
		EM-ELEC SUB METER	968.83	968.83	0.00	0.00	0.00
		IB-INSURANCE REIMB	23.30	14.65	8.65	0.00	0.00
		L -LATE FEE	185.75	80.66	63.03	42.06	0.00
		NB-NONESCAL BULBS	336.56	164.06	172.50	0.00	0.00
		NC-NONESCAL CLEANI	90.00	90.00	0.00	0.00	0.00
		OM-MONTHLY OPERATE	88.16	71.15	17.01	0.00	0.00
		RR-RENT	8,569.36	4,090.20	2,239.58	2,239.58	0.00
		T -TAXES	25.87	20.93	4.94	0.00	0.00
		TC-COUNTY/TOWN TAX	10.23	8.37	1.86	0.00	0.00
		TT-SCHOOL TAXES	65.04	51.49	13.55	0.00	0.00
		UM-MONTHLY UTILITY	40.89	29.96	10.93	0.00	0.00
		WT-CUSTOMER EXTRAS	2,820.00	0.00	0.00	0.00	2,820.00
PROPERTY TOTALS:			13,249.36	5,615.67	2,532.05	2,281.64	2,820.00

EXHIBIT L

OPERATING AGREEMENT

OPERATING AGREEMENT

OF

[JOINT VENTURE]

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR HAVE THEY BEEN REGISTERED WITH THE SECURITIES COMMISSION OF ANY STATE.  THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS AGREEMENT AND IN A TRANSACTION WHICH IS EITHER EXEMPT FROM REGISTRATION UNDER SUCH ACTS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACTS.

i

SECTION 10	TRANSFERABILITY OF MEMBERSHIP INTERESTS	25
10.1.	Transfers	25
10.2.	Substitution of Assignees	25
10.3.	Compliance with Securities Laws	26
10.4.	Buy/Sell	26
10.5.	Listing Procedures	29
10.6.	Payments / Distributions in Connection with the Buy/Sell and Listing Procedures	29

SECTION 11	TERMINATION OF THE COMPANY	30
11.1.	Dissolution	30
11.2.	Liquidation	31

SECTION 12	COMPANY PROPERTY	32
12.1.	Bank Accounts	32
12.2.	Title to Company Property	32

SECTION 13	BOOKS AND RECORDS: REPORTS	32
13.1.	Books and Records	32
13.2.	Accounting Method	32
13.3.	Reports	32
13.4.	Controversies with Internal Revenue Service	33

SECTION 14	WAIVER OF PARTITION	33

SECTION 15	GENERAL PROVISIONS	33
15.1.	Amendments	33
15.2.	Notices	33
15.3.	Governing Law	34
15.4.	Binding Nature of Agreement	34
15.5.	Validity	34
15.6.	Entire Agreement	34
15.7.	Indulgences, Etc.	34
15.8.	Execution in Counterparts	35
15.9.	Interpretation	35
15.10.	Access; Confidentiality	35
15.11.	Equitable Relief	35
15.12.	Representations and Covenants by the Members	36
15.13.	No Third Party Beneficiaries	38
15.14.	Waiver of Trial by Jury	38
15.15.	Taxation as Partnership	38

Exhibit A — Schedule of Members
Exhibit B — Operating and Capital Budgets
Exhibit C — Purchase Agreement

ii

OPERATING AGREEMENT

OF

[JOINT VENTURE]

THIS OPERATING AGREEMENT (this “Agreement”) is made and entered into as of                                               , 2014, by and among [MACK-CALI INVESTOR], a [STATE] [ENTITY], (“MCG”), [KEYSTONE INVESTOR], a Pennsylvania limited liability company (the “Keystone Investor”), and [KEYSTONE MANAGER], a Pennsylvania limited liability company (the “Manager”), and each other party listed on Exhibit A as a member and such other persons as shall hereinafter become members as hereinafter provided (each a “Member” and, collectively, the “Members”).

BACKGROUND STATEMENT

WHEREAS, [JOINT VENTURE] (the “Company”) was formed by the Manager on [      ], 2014, by the filing of its Certificate of Organization with the Secretary of State of the State of Delaware; and

WHEREAS, MCG has been admitted as a Member on the date hereof; and

WHEREAS, pursuant to this Agreement, the Members desire to set forth their respective rights, duties and responsibilities with respect to the Company as provided in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

ARTICLE I
CERTAIN DEFINITIONS

Capitalized terms used in this Agreement and not defined elsewhere herein shall have the following meanings:

“Acceptable Terms” shall have the meaning set forth in Section 10.5.

“Act” means the Delaware Limited Liability Company Act (6 Del. C, Section 18-101, et seq.), as amended from time to time (or any corresponding provision of succeeding law).

“Adjusted Capital Account” means, with respect to any Member, the balance in such Member’s Capital Account as of the end of the relevant Fiscal Year or other period, after giving effect to the following adjustments:

(a)           credit to such Capital Account any amounts which such Member is obligated to restore pursuant to Treasury Regulation §1.704-1(b)(2)(iii)(c) or is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations §§1.704-2(g)(1) and 1.704-2(i)(5); and

(b)           debit to such Capital Account the items described in Treasury Regulations §§1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6).

The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Treasury Regulations §1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Affiliate” or “affiliate” of a Person means (i) any Person, directly or indirectly controlling, controlled by or under common control with the specified Person; (ii) any Person owning or controlling ten percent (10%) or more of the outstanding voting securities of such specified Person; (iii) any officer, director, Member or trustee of such specified Person; and (iv) if any Person who is an Affiliate is an officer, director, Member or trustee of another Person, such other Person.  For purposes of this definition, the term “controlling,” “controlled by,” or “under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

“Agreement” means this Operating Agreement as the same may be amended from time to time.

“Approved Accountants” means either (i) the Company’s accountants that have been approved or deemed approved in accordance with Section 9.1(d) as a Major Decision or (ii), if the accountants referenced in clause (i) are unwilling or unable to act as Approved Accountants, other accountants, which are independent of both MCG and Keystone Property Group and their respective Affiliates, and which are consented to by MCG and the Manager, such consent not to be unreasonably withheld.

“Available Cash” means, for any period, the total annual cash gross receipts of the Company during such period derived from all sources (including rent or business interruption insurance and the net proceeds of any secured or unsecured debt incurred by the Company), as reasonably determined by the Manager, during such period, together with any amounts included in reserves or working capital from prior periods which the Manager determines should be distributed, less (i) the operating expenses of the Company paid during such period, (ii) any increases in reserves (reasonably established by the Manager) during such period; and (ii) repayment of all secured and unsecured Company debts.

“Book Value” or “book value” means, with respect to any asset, the adjusted basis of that asset for federal income tax purposes, except as follows:

(a)           The initial Book Value of any asset contributed by a Member to the Company will be the fair market value of the asset on the date of the contribution, as reasonably determined by the Manager.

(b)           The Book Values of all assets will be adjusted to equal the respective fair market values of the assets, as reasonably determined by the Manager, as of (1) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis capital contribution, (2) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company if an adjustment is necessary or appropriate to reflect the relative economic interests of the Members in the Company, (3) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), and (4) the grant of an interest in the Company (other than a de minimis interest) as consideration for the provision of services to or for the benefit of the Company.

(c)           The Book Value of any asset distributed to any Member will be the gross fair market value of the asset on the date of distribution as reasonably determined by the Manager.

(d)           The Book Values of assets will be increased or decreased to reflect any adjustment to the adjusted basis of the assets under Code Section 734(b) or 743(b), but only to the extent that the adjustment is taken into account in determining Capital Accounts under Regulations Section 1.704-1(b)(2)(iv)(m), provided, that Book Values will not be adjusted under this paragraph (d) to the extent that the Manager determines that an adjustment under paragraph (b) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment under this paragraph (d).

(e)           After the Book Value of any asset has been determined or adjusted under paragraph (a), (b) or (d) above, Book Value will be adjusted by the depreciation, amortization or other cost recovery deductions taken into account with respect to the asset for purposes of computing Net Profits or Net Losses.

“Business Day” or “business day” means each day which is not a Saturday, Sunday or legally recognized national public holiday or a legally recognized public holiday in the Commonwealth of Pennsylvania or the State of [Connecticut / New Jersey / New York].

“Buy/Sell Notice” shall have the meaning set forth in Section 10.4(b).

“Capital Account” shall have the meaning set forth in Section 6.4.

“Capital Contribution” means the amount of cash or the fair market value of property actually contributed to the Company by a Member.  Capital Contributions include, but may not be limited to, Class 1 Capital Contributions, Supplemental Capital Contributions and MCG Class 2 Capital Contributions.

“Capital Contribution Account” means any or all of the Class 1 Capital Contribution Account, the Supplemental Capital Contribution Account and/or the MCG Class 2 Capital Contribution Account, as the context requires.

“Capital Event” means a refinancing, sale or other disposition of substantially all of the assets of the Company, or any event resulting in the dissolution and termination of the Company in accordance with Section 11.

“Certificate of Organization” means the Certificate of Organization of the Company, as filed with the Secretary of State of the State of Delaware, as the same may be amended from time to time.

“Class 1 Capital Contribution” shall mean the Capital Contribution made by a Member to the Company pursuant to Section 6.1 on the date of this Agreement that is designated as a “Class 1 Capital Contribution” on the Schedule of Members.(1)

“Class 1 Capital Contribution Account” means an account maintained for each Member equal to (i) the Class 1 Capital Contribution actually made to the Company by such Member pursuant to Section 6.1, less (ii) the aggregate distributions to such Member pursuant to Section 7.1[(d)].(1)

“Class 1 Preferred Return” means a fifteen percent (15%) Internal Rate of Return on a Member’s Class 1 Capital Contribution Account, calculated from the date hereof.

“Class 1 Preferred Return Account” means an account maintained for each Member equal to the Class 1 Preferred Return accrued for such Member less the aggregate amount of distributions made to each Member pursuant to Section 7.1[(c)].

(1)           NB: For the Taxter Projects, MCG will have both a Class 1 Capital Contribution Account and an MCG Class 2 Capital Contribution Account as follows: (i) Taxter Corporate Park — I , 555/565 Taxter Road, Elmsford, NY - $5,900,000 Class 1 Capital Contribution and a $5,060,757 MCG Class 2 Capital Contribution; and (ii) Taxter Corporate Park — II, 570 Taxter Road, Elmsford, NY - $995,000 Class 1 Capital Contribution and a $44,243 MCG Class 2 Capital Contribution.

“Code” means the Internal Revenue Code of 1986, as amended (and as may be amended from time to time).

“Company” shall have the meaning set forth in the recitals.

“Company Minimum Gain” has the meaning set forth in Section 1.704-2(d) of the Regulations for partnership minimum gain.  Subject to the foregoing, Company Minimum Gain shall equal the amount of gain, if any, which would be recognized by the Company with respect to each nonrecourse liability of the Company if the Company were to transfer the Company’s property which is subject to such nonrecourse liability in full satisfaction thereof.

“Damaged Party” shall have the meaning set forth in Section 7.4.

“Damages” shall have the meaning set forth in Section 7.4.

“Deposit” shall have the meaning set forth in Section 10.4(c).

“Election Notice” shall have the meaning set forth in Section 10.4(c).

“Fiscal Year” shall have the meaning set forth in Section 13.2.

“Initial Financing” means amounts borrowed by the Company or its subsidiary on the date hereof and/or to be borrowed to finance the acquisition and, if applicable, rehabilitation of the Project by the Company’s subsidiary that owns the Project.

“Internal Rate of Return” or “IRR” will be calculated using the “XIRR” spreadsheet function in Microsoft Excel, where values is an array of values with contributions being negative values and distributions made to the Members pursuant to Section 7 as positive values and the corresponding dates in the array are the actual dates that contributions are made to the Company and distributions are made from the Company, taking into account the amount and timing.

“Listing Period” shall have the meaning set forth in Section 10.5.

“Major Decision” shall have the meaning set forth in Section 9.1(d).

“Manager” shall initially have the meaning set forth in the preamble of this Agreement or any Person that replaces the Manager in accordance with this Agreement.

“M-C Corp.” means Mack-Cali Realty Corporation, a Maryland corporation, which is an affiliate of MCG.

“M-C LP” means Mack-Cali Realty, L.P., a Delaware limited partnership which is an affiliate of MCG.

[THESE DEFINITIONS ARE FOR ASSETS WITH SUBORDINATED EQUITY]

[“MCG Class 2 Capital Contribution” shall mean the Capital Contribution made by MCG to the Company pursuant to Section 6.1 on the date of this Agreement.(1)]

[“MCG Class 2 Capital Contribution Account” means an account maintained for MCG equal to (i) the MCG Class 2 Capital Contribution actually made to the Company by MCG pursuant to Section 6.1 less (ii) the aggregate distributions to MCG pursuant to Section 7.1[(f)].(1)]

[“MCG Preferred Return” means a ten percent (10%) Internal Rate of Return on the MCG Class 2 Capital Contribution Account, calculated from the date hereof.]

[“MCG Preferred Return Account” means an account maintained for MCG equal to the MCG Preferred Return accrued for MCG less the aggregate amount of distributions made to MCG pursuant to Section 7.1[(e)].]

“Member Minimum Gain” means an amount, with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability.

“Member Nonrecourse Debt” has the meaning set forth in Section 1.704-2(b)(4) of the Regulations for “partner nonrecourse debt”.

“Member Nonrecourse Deductions” has the meaning set forth in Section 1.704-2(i) of the Regulations for “partner nonrecourse deductions”.  Subject to the foregoing, the amount of Member Nonrecourse Deductions with respect to a Member Nonrecourse Debt for a Company Fiscal Year equals the excess, if any, of the net increase, if any, in the amount of Member Minimum Gain attributable to such Member Nonrecourse Debt during that Fiscal Year over the aggregate amount of any distribution during that Fiscal Year to the Member that bears the economic risk of loss for such Member Nonrecourse Debt to the extent such distributions are from the proceeds of such Member Nonrecourse Debt and are allocable to an increase in Member Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Section 1.704-2(i) of the Regulations.

“Members” mean each party listed on Exhibit A as a Member and any other Person admitted to the Company as a member pursuant to the terms of this Agreement.

“Membership Interest” means a Member’s entire interest in the Company including such Member’s right to receive allocations and distributions pursuant to this Agreement and the right to participate in the management of the business and affairs of the Company in accordance with this Agreement, including the right to vote on, consent to, or otherwise participate in any decision or action of or by the Members granted pursuant to this Agreement.

“Net Profits” and “Net Losses” means, for each Fiscal Year or other period, an amount equal to the Company’s net taxable loss or income, respectively, for such year or period, determined in accordance with Section 703(a) of the Code, but not including any gains or losses resulting from a Capital Event (and for this purpose, all items of income, gain, loss, or reduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss), with the following adjustments:

(a)           Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Net Profits or Net Losses shall be added to such taxable income or loss;

(b)           Any expenditures of the Company described in Section 705(a)(2)(B) of the Code or treated as 705(a)(2)(B) expenditures pursuant to Regulation Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Profits or Net Losses shall be subtracted from such taxable income or loss;

(c)           In the event the book value of any Company asset is adjusted in accordance with item (b) or (d) of the definition of “Book Value”, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Profits or Net Losses;

(d)           Gain or loss resulting from any disposition of Company property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the book value of the property disposed of notwithstanding that the adjusted tax basis of such property differs from its book value;

(e)           In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, whenever the book value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of a Fiscal Year, depreciation, amortization or other cost recovery deductions allowable with respect to an asset shall be an amount which bears the same ratio to such beginning book value as the federal income tax depreciation, amortization or other cost recovery deduction for such year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income taxes of an asset at the beginning of a year is zero, depreciation, amortization or other cost recovery deductions shall be determined by reference to the beginning book value of such asset using any reasonable method selected by the Manager; and

(f)            Any items which are specially allocated pursuant to Section 8.2 shall not be taken into account in computing Net Profits or Net Losses.

“Nonrecourse Deductions” has the meaning set forth in Sections 1.704-2(b)(1) and 1.704-2(c) of the Regulations.  Subject to the preceding sentence, the amount of Nonrecourse Deductions for a Company Fiscal Year equals the excess, if any, of the net increase, if any, in the amount of Company Minimum Gain during that Fiscal Year (determined under Section 1.704-2(d) of the Regulations) over the aggregate amount of any distributions during that Fiscal Year of proceeds of a Nonrecourse Liability that are allocable to an increase in Company Minimum Gain ( determined under Section 1.704-2(h) of the Regulations).

“Nonrecourse Liability” has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.

“Notifying Member” shall have the meaning set forth in Section 10.4(b).

“Percentage Interest” with respect to any Member as of any date, means the aggregate Capital Contributions made to the Company by such Member divided by the sum of the aggregate Capital Contributions made to the Company by all the Members, expressed as a percentage.  The initial Percentage Interests of the Members are as set forth on Exhibit A attached hereto.  The Percentage Interests of the Members shall be adjusted from time to time as necessary, to reflect Capital Contributions made by them.

“Person” means a natural person, or a corporation, association, limited liability company, partnership, joint stock company, trust or unincorporated organization or other entity that has independent legal status.

“Preferred Return” means either or both of the Class 1 Preferred Return, the MCG Preferred Return and/or the Supplemental Preferred Return, as the context requires.

“Prime Rate” means the “prime rate” as published in The Wall Street Journal (Eastern Edition) under its “Money Rates” column and specified as “[t]he base rate on corporate loans at large U.S. commercial banks.”  If The Wall Street Journal (Eastern Edition) publishes more than one “Prime Rate” under its “Money Rates” column, then the Prime Rate shall be the average of such rates.  If The Wall Street Journal (Eastern Edition) is not published on a date when Prime Rate is to be determined, then Prime Rate shall be the Prime Rate published on the date which first precedes the date on which Prime Rate is to be determined.

“Pro Rata” means, for a Member, (x) an amount equal to such Member’s unreturned Capital Contributions plus the accrued and undistributed Preferred Return thereon, divided by (y) the aggregate unreturned Capital Contributions plus the aggregate accrued and undistributed Preferred Return thereon, of all Members.

“Project” means the operation, managing, renting, maintaining and development of and, if applicable, selling or otherwise disposing of, the real property located at:

[TO BE INCLUDED IN EACH JOINT VENTURE AGREEMENT AS APPLICABLE:

(a)           Taxter Corporate Park, 555/565 Taxter Road, Elmsford, NY;

(b)           Taxter Corporate Park 570 Taxter Road, Elmsford, NY;

(c)           Talleyrand Office Park, 200/220 White Plains Road, Tarrytown, NY;

(d)           17-17 Route 208 North, Fair Lawn, NJ;

(e)           30 Knightbridge Road, Piscataway, NJ;

(f)            412 Mt. Kemble Avenue, Morris Township, NJ;

(g)           470 Chestnut Ridge Road, Woodcliff Lake, NJ;

(h)           400 Chestnut Ridge Road, Woodcliff Lake, NJ;

(i)            530 Chestnut Ridge Road, Woodcliff Lake, NJ; and

(j)            Soundview Plaza, 1266 East Main Street, Stamford, CT]

including undertaking such activities through any subsidiary of the Company that owns and/or manages the Project.

“Purchase Agreement” means the Agreement of Sale and Purchase, dated as of February [    ], 2014, by and between the “Seller” named therein, which is an Affiliate of Mack-Cali Realty Corporation, and the “Purchaser” named therein, which is an Affiliates of Keystone Property Group.  A copy of the Purchase Agreement is attached hereto as Exhibit C.

“Receiving Member” shall have the meaning set forth in Section 10.4(b).

“Regulations” means the Federal Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

“Regulatory Allocations” shall have the meaning set forth in Section 8.2(g).

“REIT” shall have the meaning set forth in Section 9.5(a).

“REIT Requirements” shall have the meaning set forth in Section 9.5(a).

“Reserves” means funds set aside or amounts allocated to reserves which shall be maintained, in amounts reasonably determined by the Manager, to be appropriate for (i) working capital and to pay taxes, insurance, debt service or other costs or expenses incident to the ownership of the

Company’s assets or operation of the Company’s business, including under any financing, or (ii) capital expenses which have been approved by the Manager.

“Specified Valuation Amount” shall have the meaning set forth in Section 10.4(b).

“Successor” shall have the meaning set forth in Section 11.1(c).

“Supplemental Capital Contribution(s)” shall mean the Capital Contributions made by the Members to the Company pursuant to Section 6.2.

“Supplemental Capital Contribution Account” means an account maintained for each Member equal to (i) the Supplemental Capital Contributions actually made to the Company by such Member pursuant to Section 6.2, less (ii) the aggregate distributions to such Member pursuant to Section 7.1[(b)].

“Supplemental Preferred Return” means a twelve percent (12%) Internal Rate of Return on such Member’s Supplemental Capital Contribution Account, calculated from the date hereof.

“Supplemental Preferred Return Account” means an account maintained for each Member equal to the Supplemental Preferred Return accrued for such Member less the aggregate amount of distributions made to each Member pursuant to Section 7.1[(a)].

“Tax Payment Loan” shall have the meaning set forth in Section 7.3.

“30 Day Period” shall have the meaning set forth in Section 10.4(c).

“Transfer” shall mean, with respect to a Membership Interest, to sell, assign, give, hypothecate, pledge, encumber or otherwise transfer such Membership Interest.

“TRS” shall have the meaning set forth in Section 9.5(c).

“Withdrawal” shall have the meaning set forth in Section 11.1(a)(i).

“Withholding Tax Act” shall have the meaning set forth in Section 7.3.

ARTICLE II
NAME; TERM

Section 2.1                                    Name.  The Members shall conduct the business of the Company under the name “[JOINT VENTURE].”

Section 2.2                                    Term.  The term of the Company commenced on the date the Certificate of Organization was filed with the Secretary of State of the State of Delaware and shall continue in existence perpetually unless the Company is dissolved and its affairs wound up in accordance with the Act or this Agreement.

ARTICLE III
ORGANIZATION AND LOCATION

Section 3.1                                    Formation; Foreign Qualification.  Pursuant to the provisions of the Act, the Company was formed by filing the Certificate of Organization with the Secretary of State of the State of Delaware on [      ], 2014.  The Manager shall register the Company and/or its subsidiaries to do business in such other jurisdictions as is necessary to qualify the Company and/or its subsidiaries to conduct their respective businesses in such other jurisdictions.

Section 3.2                                    Principal Office.  The principal office of the Company shall be at [ADDRESS OF EACH PROPERTY], or such other location as the Manager may determine with notice to the Members.

Section 3.3                                    Registered Office and Registered Agent.  The Company’s registered agent and office in the State of Delaware shall be National Registered Agents, Inc., 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent, Delaware 19904.  The registered office and registered agent may be changed by the Manager from time to time in accordance with the Act and with notice to the Members.

ARTICLE IV
PURPOSE

The business of the Company shall be the operation, managing, renting, maintaining and development of and, if applicable, selling or otherwise disposing of, the Project, and engaging in all activities necessary, incidental, or appropriate in connection therewith.

ARTICLE V
MEMBER INFORMATION

Section 5.1                                    Generally.  The name, address, Capital Contributions and Percentage Interest of each Member is as set forth on Exhibit A.

Section 5.2                                    No Fiduciary Obligations of Members. The Members expressly agree that, with respect to decisions made or actions taken by a Member, such Member shall not have any fiduciary duty whatsoever (to the extent permitted by law) to the other Members or to any other Person and such Member may take actions, grant consents or refuse to grant consents under this Agreement for the sole benefit of the Member, as determined in its sole discretion.

ARTICLE VI
CONTRIBUTION TO CAPITAL AND STATUS OF MEMBERS

Section 6.1                                    Initial Capital Contributions.  The initial Class 1 Capital Contribution or MCG Class 2 Capital Contribution (as applicable) of each Member, as of the date of this Agreement, is set forth on Exhibit A.

Section 6.2                                    Additional Capital Contributions.  If the Manager determines that funds, in addition to those contributed pursuant to Section 6.1, are necessary or appropriate in order to operate the business of the Company, the Manager shall present such request to MCG as a Major Decision pursuant to Section 9.1(d).  If the Manager’s request is approved as a Major Decision, then the Manager may request that the Keystone Investor and/or MCG fund such amount pursuant to this Section 6.2, in such amounts and in such percentages for each Member as are determined pursuant to Section 9.1(d).  The approved amount shall be funded within ten (10) days of written notice from the Manager (after the amount is approved as a Major Decision) and shall be treated as a Supplemental Capital Contribution for each funding Member for all purposes under this Agreement.  For the purpose of clarity, no Member shall be obligated to make any Supplemental Capital Contributions without its consent.

Section 6.3                                    Limited Liability of a Member.  The Members, in their capacity as such, shall not be liable for the debts, liabilities, contracts or any other obligations of the Company.  Furthermore: (i) except as otherwise provided for herein, the Members shall not be obligated to make additional Capital Contributions to the capital of the Company; and (ii) no Member shall be required to pay to any other Member or the Company any deficit or negative balance which may exist from time to time in such Member’s Capital Account (including upon and after dissolution of the Company).  The failure of the Company to observe any formalities or requirements relating to the exercise of its powers or management of its business or affairs under this Agreement or the Act shall not be grounds for imposing personal liability on the Members for liabilities of the Company.

Section 6.4                                    Capital Accounts.

(a)                                 A separate “Capital Account” shall be established and maintained for each Member in accordance with the rules set forth in Section 1.704-l(b) of the Regulations.  Subject to the foregoing, generally the Capital Account of each Member shall be credited with the sum of (i) all cash and the Book Value of any property (net of liabilities assumed by the Company and liabilities to which such property is subject) contributed to the Company by such Member as provided in this Agreement, (ii) all Net Profits of the Company allocated to such Member pursuant to Section 8, (iii) all items of income and gain specially allocated to such Member pursuant to Section 8.2 and (iv) all items of gain resulting from a Capital Event, and shall be debited with the sum of (u) all Net Losses of the Company allocated to such Member pursuant to Section 8, (v) such Member’s distributive share of expenditures of the Company described in Section 705(a)(2)(B) of the Code, (w) all items of expense and losses specially allocated to such Member pursuant to Section 8.2, (x) all items of loss resulting from a Capital Event and (y) all cash and the Book Value of any property (net of liabilities assumed by such Member and the liabilities to which such property is subject) distributed by the Company to such Member pursuant to Section 7.  Any references in any Section or subsection of this Agreement to the Capital Account of a Member shall be deemed to refer to such Capital Account as the same may be credited or debited from time to time as set forth above.

(b)                                 The following additional rules shall apply in maintaining Capital Accounts:

(i)                                     Amounts described in Section 709 of the Code (other than amounts with respect to which an election is in effect under Section 709(b) of the Code) shall be treated as described in Section 705(a)(2)(B) of the Code.

(ii)                                  In the case of a contribution to the Company of a promissory note (other than a note that is readily tradable on an established securities market), the Capital Account of the Member contributing such note shall not be increased until (a) the Company makes a taxable disposition of such note, or (b) principal payments are made on such note.

(iii)                               If property is contributed to the Company, Capital Accounts shall be adjusted in accordance with Treasury Regulation Section 1.704-l(b)(2)(iv)(d) and 1.704-l(b)(2)(iv)(g).

(iv)                              If, in any Fiscal Year of the Company, the Company has in effect an election under Section 754 of the Code, Capital Accounts shall be adjusted in accordance with Treasury Regulation Section 1.704-l(b)(2)(iv)(m).

(c)                                  It is the intention of the Members to satisfy the Capital Account maintenance requirements of Regulation Section 1.704-l(b)(2)(iv), and the foregoing provisions defining Capital Accounts are intended to comply with such provisions.  If the Manager determines that adjustments to Capital Accounts are necessary to comply with such Regulations, then the adjustments shall be made, provided it does not materially impact upon the manner in which property is distributed to the Members in liquidation of the Company.

(d)                                 Except as may otherwise be provided in this Agreement, whenever it is necessary to determine the Capital Account of a Member, the Capital Account of such Member shall be determined after giving effect to all allocations and distributions for transactions effected prior to the time as of which such determination is to be made.  Any Member, including any substituted Member, who shall acquire a Membership Interest or whose interest shall be increased by means of a Transfer to him of all or part of the interest of another Member, shall have a Capital Account which reflects such Transfer.

Section 6.5                                    Withdrawal and Return of Capital.  Although the Company may make distributions to the Members from time to time in return of their Capital Contributions, the Members shall not have the right to withdraw or demand a return of any of their Capital Contributions or Capital Account without the consent of all Members except upon dissolution or liquidation of the Company.

Section 6.6                                    Interest on Capital.  Except as otherwise specifically provided in this Agreement, no interest shall be payable on any Capital Contributions made to the Company.

ARTICLE VII
DISTRIBUTIONS TO MEMBERS

Section 7.1                                    Distributions.  Available Cash shall be paid or distributed as follows:

[DISTRIBUTION WATERFALL FOR 30 KNIGHTBRIDGE ROAD AND 412 MT. KEMBLE PROPERTIES:]

(a)                                 First, to the Members, in proportion to their respective Supplemental Preferred Return Account balances, until their Supplemental Preferred Return Account balances are reduced to zero;

(b)                                 Second, to the Members, in proportion to their respective Supplemental Capital Contribution Account balances, until their respective Supplemental Capital Contribution Account balances are reduced to zero;

(c)                                  Third, to each Member until its Class 1 Preferred Return Account balance has been reduced to zero;

(d)                                 Fourth, to each Member until its Class 1 Capital Contribution Account balance has been reduced to zero; and

(e)                                  Thereafter, (x) fifty percent (50%) to the Keystone Investor and (y) fifty percent (50%) to MCG.

[DISTRIBUTION WATERFALL FOR ALL PROPERTIES OTHER THAN 30 KNIGHTBRIDGE ROAD AND 412 MT. KEMBLE:(1)]

First, to the Members, in proportion to their respective Supplemental Preferred Return Account balances, until their Supplemental Preferred Return Account balances are reduced to zero;

(f)                                   Second, to the Members, in proportion to their respective Supplemental Capital Contribution Account balances, until their respective Supplemental Capital Contribution Account balances are reduced to zero;

(g)                                  Third, to each Member until its Class 1 Preferred Return Account balance has been reduced to zero;

(h)                                 Fourth, to each Member until its Class 1 Capital Contribution Account balance has been reduced to zero;

(i)                                     Fifth, to MCG until its MCG Preferred Return Account balance has been reduced to zero;

(j)                                    Sixth, to MCG until its MCG Class 2 Capital Contribution Account balance has been reduced to zero; and

(k)                                 Thereafter, (x) fifty percent (50%) to the Keystone Investor and (y) fifty percent (50%) to MCG.

Section 7.2                                    Timing of Distributions.  Distributions of Available Cash shall be at such times and in such amounts as the Manager shall reasonably determine; provided, that the Manager shall distribute Available Cash at least once per calendar quarter unless the applicable credit agreement or loan document to which the Company or its subsidiaries are a party prohibits such distribution, in which case the Manager shall immediately distribute all amounts that were not distributed on account of such prohibition as soon as permissible under the applicable credit agreement or loan document.

Section 7.3                                    Taxes Withheld.  Unless treated as a Tax Payment Loan (as hereinafter defined), any amount paid by the Company for or with respect to any Member on account of any withholding tax or other tax payable with respect to the income, profits or distributions of the Company pursuant to the Code, the Regulations, or any state or local statute, regulation or ordinance requiring such payment (a “Withholding Tax Act”) shall be treated as a distribution to such Member for all purposes of this Agreement, consistent with the character or source of the income, profits or cash which gave rise to the payment or withholding obligation.  To the extent that the amount required to be remitted by the Company under the Withholding Tax Act exceeds the amount then otherwise distributable to such Member, the excess shall constitute a loan from the Company to such Member (a “Tax Payment Loan”) which shall be payable upon demand and shall bear interest, from the date that the Company makes the payment to the relevant taxing authority, at the Prime Rate plus one percent (1.00%), compounded monthly.  The Manager shall give prompt written notice to such Member of such loan.  So long as any Tax Payment Loan or the interest thereon remains unpaid, the Company shall make future distributions due to such Member under this Agreement by applying the amount of any such distribution first to the payment of any unpaid interest on all Tax Payment Loans of such Member and then to the repayment of the principal of all Tax Payment Loans of such Member.  The Manager shall have the authority to take all actions necessary to enable the Company to comply with the provisions of any Withholding Tax Act applicable to the Company and to carry out the provisions of this Section.  Nothing in this Section shall create any obligation on the Manager to advance funds to the Company or to borrow funds from third parties in order to make any payments on account of any liability of the Company under a Withholding Tax Act.

Section 7.4                                    Offset for MCG Liabilities Under the Purchase Agreement.  To the extent that the Keystone Investor or its Affiliates (each, a “Damaged Party”) receive a decision by a court of competent jurisdiction, in a final adjudication,  which  has determined that the Damaged Party has incurred any claim, demand, controversy, dispute, cost, loss, damage, expense, judgment, or loss (collectively, “Damages”), for which such Persons are entitled to indemnification from MCG pursuant to the provisions of the Purchase Agreement, the Manager may, in its sole discretion, withhold distributions from MCG and instead pay them to the Damaged Party for application against the unpaid balance remaining of such Damages.

ARTICLE VIII
ALLOCATION OF PROFITS AND LOSSES

Section 8.1                                    Net Profits and Net Losses.

(a)                                 In General.  Net Profits and Net Losses of the Company shall be determined and allocated with respect to each Fiscal Year or other period of the Company as of the end of such year or other period.  An allocation to a Member of a share of Net Profits and Net Losses shall be treated as an allocation of the same share of each item of income, gain, loss and deduction that is taken into account in computing Net Profits and Net Losses.  For purposes of applying Section 8.1[(d) / (e)], after making the Special Allocations in Section 8.2 for the Fiscal Year or other period, if any, a Member’s Capital Account balance shall be deemed to be increased by such Member’s share of Company Minimum Gain and Member Minimum Gain determined as of the end of such Fiscal Year or other period, and such other amount a Member is deemed to be obligated to restore under Treasury Regulation §1.704-1(b)(2)(iii)(c).

(b)                                 Allocations.  Net Profits or Net Losses for any Fiscal Year or other period shall be allocated to the Members as follows:

(i)                                     Net Profits shall first be allocated to the Members in an amount sufficient to reverse, on a cumulative basis, the cumulative amount of any Net Losses (exclusive of any amounts previously offset against Net Profits) allocated to the Members in the current and all prior Fiscal Years pursuant to Section 8.1(b)(iii), allocated to each Member in the reverse order and in proportion to the allocation of such Net Losses to such Member;

(ii)                                  Then, Net Profits shall be allocated to the Members in proportion to the amounts actually received by each Member pursuant to Section 7.1(a)-[(d) / (f)] for each Fiscal Year with respect to such Fiscal Year until such time as distributions are made pursuant to Section 7.1[(e) / (g)] and at that time fifty percent (50%) to the Keystone Investor and fifty percent (50%) to MCG; provided, that, in the event that no amounts are actually distributed pursuant to Section 7.1 in any Fiscal Year, Net Profits for such Fiscal Year shall be allocated to the Members in the manner that such Net Profits would have been allocated had an amount of cash equal to the Net Profits for such Fiscal Year been distributed pursuant to Section 7.1 in such Fiscal Year.

(iii)                               Net Losses shall be allocated to the Members in reverse order in which Net Profits were previously allocated pursuant to Section 8.1(b)(ii), and thereafter, fifty percent (50%) to the Keystone Investor and fifty percent (50%) to MCG.

(c)                                  Net Losses allocated to a Member pursuant to Section 8.1(b) shall not exceed the maximum amount of Net Losses which can be so allocated without causing any Member to have a deficit in his or her Adjusted Capital Account at the end of any Fiscal Year or other period.  The portion of Net Losses that would be allocated to a Member but for the limitation of the prior sentence shall be allocated among the other Members having positive balances in their Adjusted Capital Accounts in proportion to and to the extent of such positive balances and, thereafter, in accordance with the Members’ respective economic risk of loss with respect to any indebtedness to which the remaining Net Losses (or an item thereof), if any, is attributable.

(d)                                 Gain and loss from a Capital Event shall be allocated (other than a Capital Event that is a sale pursuant to Section 10.5):

(i)                                     first to those Members with Adjusted Capital Account deficits, until all such Adjusted Capital Account balances are equal to zero;

(ii)                                  then, among all Members in the amount necessary for the Adjusted Capital Account balances of each Member (as determined after a hypothetical distribution of all cash proceeds in accordance with Section 7.1) to equal zero, and

(iii)                               thereafter, fifty percent (50%) to the Keystone Investor and fifty percent (50%) to MCG;

provided, that, to the extent necessary to bring the Adjusted Capital Account balances of the Members to equal zero in Section 8.1(d)(i) and Section 8.1(d)(ii) of this Agreement, if there are insufficient gains from the Capital Event, items of gross income shall be allocated as necessary to so adjust the Adjusted Capital Account balances.

(e)                                  Gain and loss from a sale pursuant to Section 10.5 shall be allocated:

(i)                                     first to those Members with Adjusted Capital Account deficits, until all such Adjusted Capital Account balances are equal to zero;

(ii)                                  then, among all Members in the amount necessary for the Adjusted Capital Account balances of each Member (as determined after a hypothetical distribution of all cash proceeds in accordance with Section 10.6) to equal zero, and

(iii)                               thereafter, on a Pro Rata basis to the Keystone Investor and to MCG;

provided, that, to the extent necessary to bring the Adjusted Capital Account balances of the Members to equal zero in Section 8.1(e)(i) and Section 8.1(e)(ii) of this Agreement, if there are insufficient gains from the Capital Event, items of gross income shall be allocated as necessary to so adjust the Adjusted Capital Account balances.

Section 26.2                             Special Allocations.  The following special allocations shall be made in the following order:

(a)                                 Minimum Gain Chargeback.  Except as otherwise provided in Section 1.704-2(f) of the Regulations, in the event there is a net decrease in Company Minimum Gain during a Company taxable year, each Member shall be allocated (before any other allocation is made pursuant to this Section 8) items of income and gain for such year (and, if necessary, for subsequent years) equal to that Member’s share of the net decrease in Company Minimum Gain.

(i)                                     The determination of a Member’s share of the net decrease in Company Minimum Gain shall be determined in accordance with Regulation Section 1.704-2(g).

(ii)                                  The items to be specially allocated to the Members in accordance with this Section 8.2(a) shall be determined in accordance with Regulation Section 1.704-2(f)(6).

(iii)                               This Section 8.2(a) is intended to comply with the Minimum Gain chargeback requirement set forth in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

(b)                                 Member Minimum Gain Chargeback:  Except as otherwise provided in Section 1.704-2(i)(4), in the event there is a net decrease in Member Minimum Gain during a Company taxable year, each Member who has a share of that Member Minimum Gain as of the beginning of the year, to the extent required by Regulation Section 1.704-2(i)(4) shall be specially allocated items of Company income and gain for such year (and, if necessary, subsequent years) equal to that Member’s share of the net decrease in Member Minimum Gain.  Allocations pursuant to this subparagraph (b) shall be made in accordance with Regulation Section 1.704-2(i)(4).  This Section 8.2(b) is intended to comply with the requirement set forth in Regulation Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

(c)                                  Qualified Income Offset Allocation.  In the event any Member unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulation Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6) which would cause the negative balance in such Member’s Capital Account to exceed the sum of

(i) his obligation to restore a Capital Account deficit upon liquidation of the Company, plus (ii) his share of Company Minimum Gain determined pursuant to Regulation Section 1.704-2(g)(1), plus (iii) such Member’s share of Member Minimum Gain determined pursuant to Regulation Section 1.704-2(i)(5), items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate such excess negative balance in his Capital Account as quickly as possible.  This Section 8.2(c) is intended to comply with the alternative test for economic effect set forth in Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

(d)                                 Gross Income Allocation.  In the event any Member has a deficit Capital Account at the end of any Company Fiscal Year which is in excess of the sum of (i) any amounts such Member is obligated to restore pursuant to this Agreement, plus (ii) such Member’s distributive share of Company Minimum Gain as of such date determined pursuant to Regulations Section 1.704-2(g)(1), plus (iii) such Member’s share of Member Minimum Gain determined pursuant to Regulations Section 1.704-2(i)(5), each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 8.2(d) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 8 have been made, except assuming that Section 8.2(c) and this Section 8.2(d) were not contained in this Agreement.

(e)                                  Allocation of Nonrecourse Deductions.  Nonrecourse Deductions shall be allocated to the Members in accordance with their respective Percentage Interests.

(f)                                   Allocation of Member Nonrecourse Deductions.  Member Nonrecourse Deductions  specially allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Section 1.704-2(i)(1) of the Regulations.

(g)                                  Curative Allocations.  The allocations set forth in Sections 8.2(a)-(f) and Section 8.1(c) (also “Regulatory Allocations”) are intended to comply with certain requirements of Regulations Sections 1.704-1(b) and 1.704-2.  Notwithstanding any other provisions of this Section 8 (other than the Regulatory Allocations), the Regulatory Allocations shall be taken into account in allocating subsequent Net Profits, Net Losses and items of income, gain, loss and deduction among the Members so that, to the extent possible, the net amount of such allocations of subsequent Net Profits, Net Losses and other items and the Regulatory Allocations to each Member shall be equal to the net amount that would have been allocated to each such Member pursuant to the provisions of this Section 8 if the Regulatory Allocations had not occurred.  For purposes of applying the foregoing sentence, allocations pursuant to this Section 8.2(g) shall be made:  (i) by taking into account Regulatory Allocations which, although not made yet, are likely to be made in the future; and (ii) only to the extent the Manager reasonably determines that such curative allocations are appropriate in order to realize the intended economic agreement among the Members.

Section 8.3                                    Built-In Gain or Loss/Code Section 704(c) Tax Allocations.  In the event that the Capital Accounts of the Members are credited with or adjusted to reflect the fair market value of the Company’s property and assets, the Members’ distributive shares of depreciation, depletion, amortization, and gain or loss, as computed for tax purposes, with respect to such property, shall be determined pursuant to Section 704(c) of the Code and the Regulations thereunder, so as to take account of the variation between the adjusted tax basis and book value of such property.  Any deductions, income, gain or loss specially allocated pursuant to this Section 8.3 shall not be taken into account for purposes of determining Net Profits or Net Losses or for purposes of adjusting a Member’s Capital Account.

Section 8.4                                    Tax Allocations.  Except as otherwise provided in Section 8.3, items of income, gain, loss and deduction of the Company to be allocated for income tax purposes shall be allocated among the Members on the same basis as the corresponding book items were allocated under Sections 8.1 through 8.2.

ARTICLE IX
MANAGEMENT OF THE COMPANY

Section 9.1                                    Powers and Duties of the Manager.

(a)                                 The Manager shall have the exclusive right and power to manage, and be responsible for the operation of, the Company’s and Project’s business, and shall have the authority under the Act and this Agreement to do all things, that they determine, in their sole discretion to be in furtherance of the purposes of the Company and shall have all rights, powers and privileges available to a “Manager” under the Act.  Without limiting the foregoing, the Manager shall have the power and authority:

(i)                                     To purchase and sell Company assets including, without limitation, selling or otherwise disposing of the Project.

(ii)                                  To enter into any kind of activity and to perform and carry out contracts of any kind necessary to, or in connection with, or incidental to the accomplishment of the purposes of the Company, including, without limitation, construction, leasing, management and similar agreements.

(iii)                               To borrow money and issue evidences of indebtedness to pledge the Company’s assets, or to confess judgment on behalf of the Company, in connection with the operation of the Company and to secure the same by deed of trust, mortgage, security interest, pledge or other lien or encumbrance on the assets of the Company.

(iv)                              To repay in whole or in part, negotiate, refinance, recast, increase, renew, modify or extend any secured or other indebtedness affecting the assets of the Company and in connection therewith to execute any extensions, renewals or modifications of any evidences of indebtedness secured by deeds of trust, mortgages, security interests, pledges or other encumbrances covering the Project.

(v)                                 To employ agents, attorneys, brokers, managing agents, architects, contractors, subcontractors and accountants on behalf of the Company.

(vi)                              To bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Company.

(vii)                           To enter into any kind of activity and to perform and carry out contracts of any kind necessary to, or in connection with, or incidental to the accomplishment of the stated purposes of the Company, so long as said activities and contracts may be lawfully carried on or performed by a limited Company under applicable laws and regulations.

(viii)                        To form subsidiaries to hold and/or manage the Project; provided, that the Manager may not undertake any activity with respect to such subsidiaries that the Manager would not be permitted to undertake under the terms and conditions of this Agreement as if the Project was directly owned by the Company.

(b)                                 The Manager shall have the right to enter into and execute all contracts, documents and other agreements on behalf of the Company and shall thereby fully bind the Company.  Persons dealing with the Company are entitled to rely conclusively on the power and authority of the Manager as set forth in this Agreement.

(c)                                  Except as provided in this Agreement, no Member who is not the Manager, in its capacity as such, shall take any part in the control of the affairs of the Company, undertake any transactions on behalf of the Company or have any power to sign for or to bind the Company.

(d)                                 Notwithstanding anything contained in this Section 9.1 to the contrary, the Manager shall not, without the prior consent of MCG, make any Major Decision (hereinafter defined) with respect to the Company, a Project or other Company business.  Each time the consent of MCG is required under this Section 9.1(d), the Manager shall notify MCG in writing (which may be by e-mail).  The notice shall include reasonably sufficient detail to permit MCG to make a decision on the matter.  MCG shall respond within seven (7) Business Days after the date it is notified of the need for such consent or action; provided, that, if the Manager reasonably determines that the matter is an emergency or otherwise must be decided within a shorter time period, the Manager may indicate in the notice the need for an expedited decision and MCG shall have three (3) Business Days to respond to the request for consent or action.  If MCG does not respond within such seven (7) or three (3) Business Day period, then such matter or action requested shall be deemed approved by MCG.  A “Major Decision” as used in this Agreement means any decision (or action) with respect to the following matters:

(i)                                     (x) Purchasing additional Company assets outside of the ordinary course of business or any additional real property, or (y) selling the Project;

(ii)                                  Changing the purpose of the Company or entering into businesses that are not consistent with the Company’s purpose, and establishing or making a material amendment to the business plan for the Project;

(iii)                               The Initial Financing, and any refinancing of the Initial Financing (other than extensions of the Initial Financing in accordance with its terms), or entering into additional financings, mortgage financing or other credit facilities in addition to the Initial Financing;

(iv)                              Making capital calls for Supplemental Capital Contributions (or any Capital Contributions other than those contributed pursuant to Section 6.1).  Requests for additional Capital Contributions shall be subject to the following procedures: The Manager shall request Supplemental Capital Contributions only for significant capital projects, tenant improvements and other legitimate business purposes that the Manager reasonably believes cannot reasonably be funded from Project revenue.  In approving the Major Decision, MCG and the Keystone Investor shall indicate the portion of such Supplemental Capital Contribution that each shall fund (provided, that each shall have the right to fund fifty percent (50%) of such Supplemental Capital Contribution and if one of them does not desire to fund its pro rata share of the Supplemental Capital Contribution, the other may fund the remainder).  When the Manager and Members have reached a decision on whether to approve the funding of the Supplemental Capital Contribution and the percentage that each Member would fund, the Manager shall issue a capital call for such amount in accordance with Section 6.2.

(v)                                 Settling or compromising any claims or causes of action against the Company, or agreeing on behalf of the Company to pay any disputed claims or causes of action, if payments by the Company pursuant to such settlements, compromises, or agreements would exceed Two Hundred Fifty Thousand Dollars ($250,000);

(vi)                              Forming Company subsidiaries other than as contemplated by this Agreement, the Company’s business plan or financing agreements approved by MCG;

(vii)                           Electing to restore or reconstruct the Project after a condemnation or casualty, or reinvesting insurance or condemnation proceeds after such an event;

(viii)                        Engaging in any of the following actions in a manner that is a material deviation from the business plan for the Project: exchanging or subdividing, or granting options with respect to, all or any portion of the Project; acquiring any option with respect to the purchase of any real property;  granting or relocating of easements benefiting or burdening the Project; adjusting the boundary lines of the Project; granting road and other right-of-ways and similar dispositions of interests in the Project; or changing the zoning or any restrictive covenants applicable to the Project;

(ix)                              Selecting the Company’s auditors; provided, that Mayer Hoffman McCann P.C. shall be deemed acceptable auditors by the Members;

(x)                                 (x) Making tax elections, (y) establishing tax or accounting policies, including policies for the depreciation of Company property, or resolving accounting matters that affect M-C Corp’s compliance with any rules or regulations promulgated by the Securities Exchange Commission, or (z) settling disputes with tax authorities, in each case in a manner that would affect M-C Corp.’s REIT status or ability to comply with REIT Requirements;

(xi)                              Establishing leasing guidelines for the Project, or entering into a lease with tenants at the Project that does not comply with the leasing guidelines; provided, that MCG shall not have the right to approve such leases or amendments to the leasing guidelines if a lender to the Company or its subsidiaries approves such leases or amendments to leasing guidelines in accordance with its loan documents;

(xii)                           Commingling Company funds with the funds of any other Person;

(xiii)                        Admitting, including by assignment of economic rights or permitting encumbrances of interests, any Member other than a Transfer permitted pursuant to Section 10;

(xiv)                       Merging or consolidating the Company with or into another entity, invest in or acquire an interest in any other entity, reorganize the Company, or make a binding commitment to do any of the foregoing;

(xv)                          Filing any voluntary petition for the Company under Title 11 of the United States Code, the Bankruptcy Act, seek the protection of any other federal or state bankruptcy or insolvency law, fail to contest a bankruptcy proceeding; or seek or permit a receivership or make an assignment for the benefit of its creditors;

(xvi)                       Voluntarily dissolving or liquidating the Company;

(xvii)                    Entering into, amending, modifying (including making price adjustments), replacing, waiving the provisions of, or granting consents under, any of the terms and conditions of any agreement or other arrangement with the Manager or its Affiliates or paying fees or other compensation to the Manager or its Affiliates (except for the agreements with, and payments of fees to, the Manager and its Affiliates specifically provided for in this Agreement), or terminating any such agreement (but the foregoing shall not imply that any such agreement can be amended or modified without the written consent of all parties to such agreement); and

(xviii)                 Causing the Company to loan Company funds to any Person.

(e)                                  If the Manager and MCG disagree with respect to a Major Decision, they shall attempt to resolve such disagreement in good faith for ten (10) Business Days following MCG’s notice to Manager of such disagreement.  If such disagreement is not resolved within ten (10) Business Days, then either MCG, on the one hand, or the Manager and the Keystone Investor (acting together), on the other hand, may initiate the buy-sell procedures under Section 10.4.

(f)                                   Budget Approval.

(i)                                     The initial operating and capital budgets of the Company (each, an “Initial Budget”) are attached to this Agreement as Exhibit B, which budgets have been approved by the Manager and MCG.  At least sixty (60) days prior to the commencement of each Fiscal Year of the Company (beginning for the Fiscal Year 2015), the Manager shall cause to be prepared and shall submit to MCG a budget in reasonable detail for such Fiscal Year.  At the request of MCG, the Manager will meet with MCG, at a time and place reasonably agreed to by the parties, to discuss each proposed budget.  At such meetings, the Manager shall provide to MCG back-up materials that MCG may reasonably request regarding each proposed budget.  MCG shall consider such budget and shall, at least thirty (30) days prior to the commencement of the upcoming Fiscal Year, approve or reject such budget.  If MCG rejects a budget, the Manager and MCG shall use diligent efforts to revise the proposed budget in form and substance satisfactory to both the Manager and MCG in their reasonable judgment.  Each budget approved by MCG pursuant to this Section 9.1(f), including the Initial Budget, is hereafter called the

“Approved Budget.”  If the Manager and MCG cannot agree on an Approved Budget for a Fiscal Year prior to January 31 of such Fiscal Year, then either MCG, on the one hand, or the Manager and the Keystone Investor (acting together), on the other hand, may initiate the buy-sell procedures under Section 10.4.

(ii)                                  The Manager may make the expenditures provided for in and otherwise implement the Approved Budget, and may expend amounts in excess of the Approved Budget, provided that overall expenditures for a Fiscal Year do not exceed the Approved Budget by more than ten percent (10%).  For the purpose of clarity, the ten percent (10%) limitation in the prior sentence shall apply to operating Approved Budgets and capital Approved Budgets separately (e.g., the Manager may not expend an additional 10% of the capital Approved Budget on operational expenses).  If the Manager desires to expend amounts in excess of such amount, then it shall be a “Major Decision” subject to the procedures of Section 9.1(d).

(iii)                               Until final approval of an Approved Budget by MCG, the Manager shall be authorized to operate the Project on the basis of the previous Fiscal Year’s Approved Budget, together with an increase in such Approved Budget equal to the actual increase in expenses associated with real estate taxes and assessments, insurance premiums, debt service and utilities relating to the Project.  Any and all projections contained in any Approved Budget or prior version provided by the Manager are simply estimates and assessments and do not constitute any guaranty of performance whatsoever.

(iv)                              Notwithstanding the approval rights of MCG in this Section 9.1(f), a budget shall be deemed to be an “Approved Budget,” and MCG shall not have the right to approve it, if a lender to the Company or its subsidiaries approves such budget in accordance with its loan documents.  In addition, any expenditure that MCG would have the right to approve under Section 9.1(f)(ii) shall be deemed approved if a lender to the Company or its subsidiaries approves such expenditure in accordance with its loan documents.

Section 9.2                                    Other Activities.   Any Member (including the Manager) and Affiliates of any of them may act as general, limited or managing members for other companies or managers or members of other limited liability companies engaged in businesses similar to those conducted hereunder, even if competitive with the business of the Company.  Nothing herein shall limit any Member, or Affiliates of any of them, from engaging in any other business activities, and the Members and their Affiliates shall not incur any obligation, fiduciary or otherwise, to disclose, grant or offer any interest in such activities to any party hereto.

Section 9.3                                    Indemnification.  Each Member (including the Manager), its members, managers, agents, employees and representatives shall be indemnified by the Company to the fullest extent permitted by law, against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by it or any of them in connection with the Company, provided that such liability or loss was not the result of fraud or willful misconduct on the part of such Member or such person.  Without limiting the foregoing, the Company shall indemnify MCG and M-C Corp., M-C LP, and their Affiliates to the fullest extent permitted by law, against any losses, judgments, liabilities, expenses (including reasonable attorneys’ fees) and amounts paid in settlement of any claims sustained by it or any of them in connection with the Initial Financing and any other funds borrowed by the Company, provided that such liability or loss was not the result of fraud, willful misconduct or gross negligence on the part of such indemnified Persons.  All rights to indemnification permitted herein and payment of associated expenses shall not be affected by the dissolution or other cessation of the existence of the Member, or the withdrawal, adjudication of bankruptcy or insolvency of the Member.  Expenses incurred in defending a threatened or pending civil, administrative or criminal action, suit or proceeding against any Person who may be entitled to indemnification pursuant to this Section 9.3 may be paid by the Company in advance of the final disposition of such action, suit or proceeding, if such Person undertakes to repay the advanced funds to the Company in cases in which it is not entitled to indemnification under this Section 9.3.

Section 9.4                                    Agreements with, and Fees to, the Members and their Affiliates.

(a)                                 The Manager or its Affiliates may enter into any contract or agreement with the Company (or the subsidiary of the Company that owns the Project) for the provision of services to the Company or the Project, including, without limitation, providing property management, development, brokerage, construction, financing and accounting services for the Project, if such contract or agreement is necessary or desirable for the Company’s or Project’s business.  Without the consent of MCG, (i) such contracts shall be on customary terms and may provide for the payment of fees by the Project, the Company or its Affiliates at rates that do not exceed market rates and (ii) salaries and other costs of the Manager’s or its Affiliates’ employees who perform property-level services may be paid by the Project at rates that do not exceed market rates, in each case as determined by the Manager in its reasonable discretion; provided, that, any fees paid pursuant to property management agreements will be paid as follows: (x) eighty percent (80%) to the Manager or its designated Affiliate; and (y) twenty percent (20%) to MCG or its designated Affiliate.

(b)                                 In addition, the Company (or its subsidiary that owns the Project) shall enter into a leasing agency agreement with MCG or its designated Affiliate on customary terms and conditions, with fees that do not exceed market rates.  Such agreement may not be terminated by the Manager without MCG’s consent (unless the agreement is terminated by the Manager for “cause” as defined in such agreement).  Any fees paid pursuant to such agreements that exceed MCG’s costs (including costs of in-house legal services provided by MCG or its Affiliates in connection with the leasing of the Project) in providing leasing services (i.e., fee profits) will be paid as follows: (x) eighty percent (80%) to MCG or its designated Affiliate; and (y) twenty percent (20%) to the Manager or its designated Affiliate.

Section 9.5                                    REIT Provisions.

(a)                                 Notwithstanding anything herein to the contrary, the Members hereby acknowledge the status of M-C Corp. as a real estate investment trust (a “REIT”). The Members further agree that the Company (and any subsidiaries) and the Project shall be managed in a manner so that:  (a) the Company’s gross income meets the tests provided in Section 856(c)(2) and (3) of the Code as if the Company were a REIT; (b) the Company’s assets meet the tests provided in Section 856(c)(4) of the Code as if the Company were a REIT; and (c) the Company minimizes federal, state and local income and excise taxes that may be incurred by M-C Corp or any of its affiliates, including taxes under Code Sections 857(b), 860(c) or 4981 (collectively and together with other REIT provisions of the Code or Regulations, the “REIT Requirements”)

provided that such minimization does not unreasonably increase taxes or costs for the other Members.  The Members hereby acknowledge, agree and accept that, pursuant to this Section 9.5(a), the Company (or any of its subsidiaries) may be precluded from taking, or may be required to take, an action which it would not have otherwise taken, even though the taking or not taking of such action might otherwise be advantageous to the Company (or any of its subsidiaries) and/or to one or more of the Members (or one or more of their subsidiaries or affiliates).

(b)                                 Notwithstanding any other provision of this Agreement to the contrary, neither the Manager nor any Member will require the Company to take any material action which may, in the reasonable opinion of MCG’s tax advisors or legal counsel, result in the loss of M-C Corp.’s status as a REIT.  Furthermore, the Manager shall take reasonable steps to structure the Company’s (or any subsidiary’s) transactions to eliminate any prohibited transactions tax or other taxes that may be applicable to MCG and/or M-C Corp to the extent such actions do not impose an unreasonable cost or tax on other Members.

(c)                                  If MCG’s counsel reasonably determines that a taxable REIT subsidiary (as described in Section 856(l) of the Code) (a “TRS”) should be established to hold MCG’s Membership Interest, or to provide services at the Project, then M-C Corp., MCG or the Members (or any of their affiliates), as applicable, may form, or cause to be formed, such TRS only if it (i) provides at least five (5) days prior written notice thereof to the Members and (ii) prepares forms for election under Section 856(l)(l)(B) of the Code (in accordance with guidance issued by the Internal Revenue Service) for M-C Corp. and causes the TRS to execute such election form and forwards it to the Company, and each Member for execution and filing by M-C Corp. if it so chooses.  Each Member shall reasonably cooperate with the formation of any TRS and execute any documents deemed reasonably necessary by M-C Corp. or MCG in connection therewith.  The Members shall reasonably cooperate in structuring ownership in the TRS favorably for all Members.

(d)                                 Without limiting the provisions of this Section 9.5, the Manager shall:

(i)                                     distribute sufficient cash to allow M-C Corp. to make all distributions attributable to its investment in the Company that are required due to its REIT status; provided, that, no cash shall be required to be distributed pursuant to this Section 9.5(d)(i) to the extent that: (y) the amounts required to be distributed by M-C Corp. are due solely to allocations of Net Profits or gain made to MCG pursuant to Section 8.1(b)(i), Section 8.1(d) (provided, that all proceeds resulting from the Capital Event that are available for distribution are distributed pursuant to Section 7.1 within 5 Business Days of the Capital Event) or Section 8.1(e) (provided, that all proceeds resulting from the sale pursuant to Section 10.5 that are available for distribution are distributed pursuant to Section 10.6 within 5 Business Days of the sale); or (z) such distribution is prohibited under an applicable credit agreement or loan document to which the Company or its subsidiaries are a party, provided that all amounts that were not distributed due to this Section 9.5(d)(i)(z) are immediately distributed as soon as permissible under the applicable credit agreement or loan document;

(ii)                                  promptly deliver to MCG, following any request made by MCG from time to time, financial information demonstrating that the Company is in compliance with the REIT Requirements;

(iii)                               deliver no later than twenty (20) days after the end of each fiscal quarter of each Fiscal Year, except for the fourth fiscal quarter, and thirty (30) days after the end of the fourth fiscal quarter of each Fiscal Year, certification that the Company is in compliance with the REIT Requirements;

(iv)                              permit MCG to review any new leases and material modifications to existing leases (including renewals) for 2 Business Days prior to Company signing such new leases, provided that if MCG raises no issues with the lease, Company may enter into it, and MCG shall only request changes to the lease to the extent that a lease is reasonably likely to cause the Company to not comply with the requirements of Sections 9.5(a) and/or (b) of this Agreement;

(v)                                 request MCG’s permission prior to purchasing any interest in another entity or real property, provided that such permission may only be withheld by MCG if such investment would cause the Company to violate the requirements of Section 9.5(a) and/or (b) of this Agreement;

(vi)                              request MCG’s permission before beginning to offer any new services at the Project, provided that such permission may only be withheld by MCG if offering such services was reasonably likely to cause the Company to violate the requirements of Section 9.5(a) and/or (b) of this Agreement.  In the event that providing such service would cause problems in complying with the REIT Requirements, Manager and an MCG will work together to structure offering such services under 9.5(c);

(vii)                           request MCG’s permission before depositing or investing cash in any manner other than in US dollars in a checking or money market account at a bank, or a money market fund, in the United States, provided that such permission may only be withheld by MCG if such investment of cash would cause the Company to violate the requirements of Section 9.5(a) and/or (b) of this Agreement;

(viii)                        request MCG’s permission prior to selling or beginning to market the Project for sale or any assets thereof prior to 2 years after the acquisition of the Project provided that such permission may only be withheld by MCG if the marketing or sale of the Project or any assets thereof was reasonably likely to cause the Company to violate the requirements of Section 9.5(a) and/or (b) of this Agreement; and

(ix)                              restructure the offering of services at the Project in accordance with MCG’s advice, if such advice is to prevent the Company from violating the requirements of Section 9.5(a), (b) and/or (c) of this Agreement.

Section 9.6                                    Loan Documents.  Notwithstanding anything to the contrary contained in this Section 9 or the other provisions of this Agreement, the Members agree not to do anything, or cause, permit or suffer anything to be done which is prohibited by, or contrary to, the terms of the loan documents for the Initial Financing or any other loan documents entered into by the Company or its subsidiaries in connection with the financing of the Project.

ARTICLE X
TRANSFERABILITY OF MEMBERSHIP INTERESTS

Section 10.1                             Transfers.

(a)                                 A Member (other than the Manager) may not withdraw or Transfer all or any part of its Membership Interest without the prior written consent of all Members; provided, that (i) any Member may Transfer its Membership Interest, in whole but not in part, to an Affiliate without the consent of the other Members (provided, that, in the case of the Keystone Investor, such Affiliate must be controlled by William Glazer or jointly by William Glazer and Marc Rash.  In addition, a merger involving M-C Corp. or M-C LP, or the sale of all or substantially all of the assets of M-C Corp. or M-C LP shall not be deemed a Transfer by MCG.

(b)                                 The Manager may not Transfer all or any part of its Membership Interest without the consent of all of the Members; provided, that the Manager may Transfer its Membership Interest, in whole but not in part, to an Affiliate that is controlled by William Glazer without the consent of the Members.

(c)                                  Notwithstanding the other provisions of this Section 10.1, no Transfer may occur without the consent of all Members if such Transfer would (i) result in the Company being treated as a “publicly traded partnership” within the meaning of Section 7704 of the Code, (ii) violate any securities or other laws or (iii) materially increase the regulatory compliance burden on the Company or any of its Members or the Manager.

Section 10.2                             Substitution of Assignees.

(a)                                 No assignee of the Membership Interest of any Member shall have the right to be admitted to the Company as a Member unless all of the following conditions are satisfied:

(i)                                     the fully executed and acknowledged written instrument of assignment which has been filed with the Manager and sets forth the intention of the assignor that the assignee become a Member in its place;

(ii)                                  the assignor and assignee execute and acknowledge such other instruments as the Manager and, in the case of transfers by the Manager to non-Affiliates, the other Members, may deem necessary or desirable to effect such admission, including the written acceptance and adoption by the assignee of the provisions of this Agreement and the assumption by the assignee of all obligations of the assignor under this Agreement arising from and after the date of such transfer;

(iii)                               if requested by the Manager, counsel satisfactory to the Manager shall have provided advice (which need not be an opinion, but which must be reasonably satisfactory to the requesting party) that (A) such transaction may be effected without registration under the Securities Act of 1933, as amended, or violation of applicable state securities laws, (B) the Company will not be required to register under the Investment Company Act of 1940, as in effect at the time of rendering such opinion as a result of such transfer and (C) will not change the tax status of the Company, including, but not limited to, causing the Company to be a “publicly traded partnership” within the meaning of Section 7704 of the Code or (D) otherwise subject the Company or its Members to increased regulatory burden; and

(iv)                              the assignee has paid all reasonable expenses incurred by the Company (including its legal fees) as a result of such transfer, the cost of the preparation, filing and publishing of any amendment to the Company’s Certificate of Organization or any amendments of filings under fictitious name registration statutes.

(b)                                 Once the above conditions have been satisfied, the assignee shall become a Member on the first day of the next following calendar month.  The Company shall, upon substitution, thereafter make all further distributions on account of the Membership Interests so assigned to the assignee for such time as the Membership Interests are transferred on its books in accordance with the above provisions.  Any person so admitted to the Company as a Member shall be subject to all provisions of this Agreement as if originally a party hereto.

Section 10.3                             Compliance with Securities Laws.  The Members acknowledge and confirm that their respective Membership Interests constitute a security which has not been registered under any federal or state securities laws by virtue of exemptions from the registration provisions thereof and consequently cannot be sold except pursuant to appropriate registration or exemption from registration as applicable.  No Transfer or assignment of all or any part of a Membership Interest (except a Transfer upon the death, incapacity or bankruptcy of a Member to his personal representative and beneficiaries), including, without limitation, any Transfer of a right to distributions, profits and/or losses to a Person who does not become a Member, may be made unless, if requested pursuant to Section 10.2(a)(iii), the Company is provided with satisfactory advice of counsel to the effect that such Transfer or assignment (a) may be effected without registration under the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, (b) does not violate any applicable federal or state securities laws (including any investment suitability standards) applicable to the Company or the Members, (c) does not materially increase the regulatory burdens applicable to the Company or the Members, and (d) does not alter the Company’s status as a partnership for taxation purposes.

Section 10.4                             Buy/Sell.

(a)                                 Either MCG, on the one hand, or the Manager and the Keystone Investor (acting together), on the other hand, shall have the right and the option to implement the buy/sell procedure as set forth in this Section 10.4 if permitted to do so under Section 9.1(e).  For the purposes of this Section 10.4, the Manager and Keystone Investor shall be considered one Member.

(b)                                 Any Member which intends to exercise its buy/sell option hereunder (the “Notifying Member”) shall first give notice of its intent to the other Member (the “Buy/Sell Notice”) which Buy/Sell Notice shall (1) contain a statement of irrevocable intent to utilize this Section 10.4, (2) contain a statement of the aggregate dollar amount which the Notifying Member is willing to pay in cash for all of the assets of the Company, free and clear of all liabilities and obligations relating thereto (the “Specified Valuation Amount”) as of the date of the Buy/Sell Notice, (3) disclose all material liabilities and potential material liabilities of the Company actually known to the Notifying Member and (4) disclose the terms and details of any discussion, offer, contract, similar agreement or documents that the Notifying Member has negotiated or discussed during the 180 days preceding the delivery of the Buy/Sell Notice with any potential purchaser or equity provider (but not debt financier) of or with respect to the Project (or any portion thereof).  The other Member, after receiving the Buy/Sell Notice (“Receiving Member”), shall have the option to either:  (A) sell its entire Membership Interest to the Notifying Member for an amount equal to the amount the Receiving Member would be entitled to receive if the Company sold all of its assets for the Specified Valuation Amount on the date of the Buy/Sell Notice and immediately thereafter the Company paid all liabilities and obligations of the Company (whether or not such liabilities and/or obligations were listed in the Buy/Sell Notice), and deducted customary closing costs (excluding brokerage fees and commissions) that would be associated with a third party sale, and, subject to Section 10.6, distributed the net proceeds and any other Company assets to each Member in liquidation of the Company pursuant to Section 11 (any disputes regarding such amounts shall be resolved by the Approved Accountants); (B) purchase the entire Membership Interest of the Notifying Member for an amount equal to the amount the Notifying Member would be entitled to receive if the Company sold all of its assets for the Specified Valuation Amount on the date of the Buy/Sell Notice and immediately thereafter the Company paid all liabilities and obligations of the Company (whether or not such liabilities and/or obligations were listed in the Buy/Sell Notice), and deducted customary closing costs that would be associated with a third party sale, and, subject to Section 10.6, distributed the net proceeds and any other Company assets to each Member in liquidation of the Company pursuant to Section 11 (any disputes regarding such amounts shall be resolved by the Approved Accountants); or (C) implement the listing procedures described in Section 10.5, in which case the additional buy/sell procedures described in the remaining provisions of this Section 10.4 shall no longer apply unless and until the buy/sell procedures are re-initiated in accordance with Sections 10.4 and 10.5.  If the Receiving Member disputes the Notifying Member’s statement of the amount payable to each Member based on the Specified Valuation Amount (there shall be no right to challenge the Specified Valuation Amount itself), it shall promptly provide notice of such dispute to the Notifying Member and to the Approved Accountants, which dispute the Approved Accountants shall resolve within thirty (30) days of the Buy/Sell Notice (which resolution shall include a written report delivered to all Members specifying the calculations and assumptions underlying such resolution, and shall be binding).  Any such dispute shall stay the time periods set forth in this Section 10.4(b) from the date on which notice of such dispute is given to the Notifying Member through and including the date on which the Approved Accountants provide a written report of the resolution of such dispute.

(c)                                  The Receiving Member shall give written notice (the “Election Notice”) to the Notifying Member of its election under Section 10.4(b) within thirty (30) days after receiving such Buy/Sell Notice (the “30 Day Period”).  If the Receiving Member does not send its Election Notice within such 30 Day Period, such Receiving Member(s) shall be deemed conclusively to have elected to sell its entire Membership Interest.  The Member obligated to purchase under this Section 10.4(c) shall fix a closing date not later than sixty (60) days following the earlier of the date of the delivery of the Election Notice and the expiration of such 30 Day Period (which period may be extended if lender approval, if required, has not been obtained by such date) and shall deposit five percent (5%) of the purchase price (the “Deposit”) in the escrow established for the closing of the sale.  At such closing, the selling Member shall Transfer to the buying Member (or the buying Member’s nominee(s)) its entire Membership Interest free and clear of all liens and competing claims and shall deliver to the buying Member (or the buying Member’s nominee(s)) such instruments of transfer and such evidence of due authorization, execution, and delivery, and of the absence of any such liens or competing claims, as the buying Member (or the buying Member’s nominee(s)) shall reasonably request.  If the Membership Interest of any Member is purchased pursuant to this Section 10.4(c), then, effective as of the closing for such purchase, the selling Member shall withdraw as a Member and, if applicable, Manager, of the Company.  In connection with any such withdrawal of the selling Member, the buying Member may cause any nominee designated in the sole and absolute discretion of the buying Member to be admitted as a substituted Member of the Company.  In addition, it shall be a condition of such sale that the purchasing Member either (i) cause the selling Member to be released from any guarantees or indemnities entered into by the selling Member in connection with the Project or other Company business pursuant to releases reasonably acceptable to the selling Member or (ii) cause a creditworthy affiliate of the purchasing Member (in the selling Member’s reasonable judgment) to indemnify and hold harmless the selling Member from and against any and all liabilities under such guarantees and indemnities occurring on or after the date of the sale pursuant to an indemnification agreement reasonably acceptable to the selling Member.  Each Member shall pay its own legal, accounting and other consultant fees and expenses in connection with consummating a transaction under this Section 10.4(c), and all other closing costs shall be allocated equally between the Members. Each Member shall pay its own legal, accounting and other consultant fees and expenses in connection with consummating a transaction under this Section 10.4(c), and all other closing costs shall be allocated 50% to the selling Member and 50% to the purchasing Member.

(d)           The selling Member hereby irrevocably constitutes and appoints the purchasing Member as its attorney-in-fact to execute, acknowledge and deliver such instruments as may be necessary or appropriate to carry out and enforce the provisions of this Section 10.4 following the failure of the selling Member to execute, acknowledge and deliver such instruments as and when required herein, after written request to do so.  If the purchasing Member defaults in the performance of its obligations under this Section 10.4, the selling Member may, as its exclusive remedy (except for the purchasing Member’s loss of rights described below), either (i) retain the Deposit as liquidated damages or (ii) acquire the purchasing Member’s Membership Interest at a ten percent (10%) discount to the price that would otherwise have been applicable to an acquisition of such Member’s Membership Interest under this Section 10.4 and with an extra sixty (60) days (from the time of default) to make such decision, and an extra sixty (60) days (from the time of such election) to close, but otherwise on the terms described in this Section 10.4.  If the selling Member defaults, the purchasing Member may enforce its rights by specific performance (and damages incidental to a specific performance action which are allowed as part of such action as well as a dollar amount equal to the Deposit), as its exclusive remedy.

(e)           Notwithstanding anything to the contrary in this Section 10.4, the amount to be paid for the selling Member’s Membership Interest in the Company shall be adjusted as follows:  There shall be determined, as of the date of the closing: (i) the aggregate amount of all Capital Contributions made by the selling Member between the date of the Buy/Sell Notice and the date of the Closing, and (ii) the aggregate amount of all distributions of capital made to the selling Member during such period pursuant to Section 7.  If (A) the amount determined under (i) exceeds the amount determined under (ii), then the amount to be received by the selling Member shall be increased by the amount of such excess, and (B) if the amount determined under (ii) exceeds the amount determined under (i), then the amount to be received by the selling Member shall be decreased by the amount of such excess.

Section 10.5          Listing Procedures.  If Receiving Member in response to a Buy/Sell Notice elects to implement the listing procedures described in this Section 10.5, then promptly after the Receiving Member delivers its Election Notice (and in any event within 10 days thereafter), the Receiving Member shall provide the other Member with the names of three (3) real estate brokers that the Receiving Member would like to engage for the purpose of listing the Project for sale and the other Member shall, within seven (7) days of receiving the proposed real estate brokers, select one of the three (3) brokers to act as the listing agent for the Project.  Thereafter, the Members and the listing agent shall cooperate diligently and in good faith to effectively market the Project for sale for an aggregate purchase price no less than 103% of the Specified Valuation Amount set forth in the Buy/Sell Notice that led to the implementation of these listing procedures and otherwise on customary and reasonable terms for property sales similar to a sale of the Project (such terms to include, without limitation, customary representations and warranties, a customary survival period for representation and warranties, customary liability limits for breaches of representations and warranties, customary proration provisions and customary cost allocations) (collectively, the “Acceptable Terms”).  If, in the course of marketing the Project, the Company receives multiple purchase offers, then, except as set forth below and, otherwise, absent clear differences in the ability of the purchaser to close or in the potential post-closing liability of the Company as seller, the Company shall accept the offer that would result in the highest cash purchase price to the Company and shall thereafter diligently proceed to a closing of the sale of the Project.  Subject to the requirement to maximize the aggregate cash purchase price to the Company in accordance with the preceding terms of this Section 10.5, the Company shall not reject (and the Members are hereby conclusively deemed to have approved) any offer to purchase the Project for 103% of the Specified Valuation Amount if such offer is otherwise on Acceptable Terms.  If the Company, despite its good faith efforts, is unable, during the six (6) months following the Election Notice that triggered these listing procedures (the “Listing Period”), to enter into a purchase and sale agreement on Acceptable Terms providing for the sale of the Project for a purchase price of at least 103% of the Specified Valuation Amount, then the Members may attempt to agree upon a reduced Specified Valuation Amount for purposes of these listing procedures, or, alternatively, any Member may re-initiate the buy/sell procedures described in Section 10.4.  Under no circumstance shall a Member, or their respective Affiliates, be permitted to purchase the Project pursuant to this Section 10.5 without the prior written consent of the other Member.

Section 10.6          Payments / Distributions in Connection with the Buy/Sell and Listing Procedures. Notwithstanding any other provision of Section 10.4 or Section 10.5, if (i) the sale of a Member’s Membership Interest is undertaken pursuant to Section 10.4, or if the Project is sold and the proceeds of such sale are distributed pursuant to Section 10.5, and the Specified Valuation Amount would result in a Member, as selling Member (under Section 10.4), or both Members (under Section 10.5), not receiving an amount equal to at least such Member’s unreturned Capital Contributions, plus the accrued and undistributed Preferred Return thereon, then, (i) in the case of Section 10.4, the sale price will be determined as if the Specified Valuation Amount was distributed Pro Rata or, (ii) in the case of Section 10.5, distributions will be made Pro Rata.  In addition, to the extent the Company or its subsidiary must pay a  prepayment penalty or other fee or penalty as a result of the exercise of the buy/sell provisions of Section 10.4 or the listing procedures provisions of Section 10.5, the Notifying Member will be solely responsible for paying such fee or penalty.

ARTICLE XI
TERMINATION OF THE COMPANY

Section 11.1          Dissolution.

(a)           The Company shall be dissolved upon the happening of any of the following events:

(i)            the bankruptcy, insolvency, dissolution, death, resignation, withdrawal, retirement, insanity or adjudication of incompetency (collectively “Withdrawal”) of the Manager, unless the Keystone Investor elects to continue the Company and designate a substitute Manager to continue the business of the Company and such substitute Manager agrees in writing to accept such election;

(ii)           the sale or other disposition of all or substantially all of the assets of the Company (except under circumstances where: (x) all or a portion of the purchase price is payable after the closing of the sale or other disposition; (y) the Company retains a material economic or ownership interest in the entity to which all or substantially all of its assets are transferred; or (z) the Members decide to continue the Company); or

(iii)          subject to Section 9.1(d), a determination by the Manager, in its reasonable discretion, that the Company should be dissolved.

In the event of the Manager’s Withdrawal under Section 11.1(a)(i) above or otherwise, the Manager shall be converted to a special Member which shall have the same financial interests in the Company as it had as Manager but shall have no consent rights and no right to participate in management of the Company.

(b)           Dissolution of the Company shall be effective on the day on which the event occurs giving rise to the dissolution, but the Company shall not terminate until the Company’s Certificate of Organization shall have been canceled and the assets of the Company shall have been distributed as provided below.  Notwithstanding the dissolution of the Company prior to the termination of the Company, as aforesaid, the business of the Company and the affairs of the Members, as such, shall continue to be governed by this Agreement.

(c)           The bankruptcy, death, dissolution, liquidation, termination or adjudication of incompetency of a Member shall not cause the termination or dissolution of the Company and the business of the Company shall continue.  Upon any such occurrence, the trustee, receiver, executor, administrator, committee, guardian or conservator of such Member (such Member’s “Successor”) shall have all the rights of such Member for the purpose of settling or managing its estate or property, subject to satisfying conditions precedent to the admission of such assignee as a substitute Member. The Transfer by such trustee, receiver, executor, administrator, committee, guardian or conservator of any Membership Interest shall be subject to all of the restrictions, hereunder to which such Transfer would have been subject if such Transfer had been made by such bankrupt, deceased, dissolved, liquidated, terminated or incompetent Member.  In the event of any other withdrawal of a Member, such Member shall only be entitled to Company distributions distributable to him but not actually paid to him prior to such withdrawal and shall not have any right to have his Membership Interest purchased or paid for.

Section 11.2          Liquidation.

(a)           Except as otherwise provided in Section 11.1 above, upon dissolution of the Company, the Manager shall liquidate the assets of the Company, apply and distribute the proceeds thereof as contemplated by this Agreement and cause the cancellation of the Company’s Certificate of Organization.  As soon as possible after the dissolution of the Company, a full account of the assets and liabilities of the Company shall be taken, and a statement shall be prepared by the independent accountants then acting for the Company setting forth the assets and liabilities of the Company.  A copy of such statement shall be furnished to each of the Members within ninety (90) days after such dissolution.  Thereafter, the assets shall be liquidated as promptly as possible and the proceeds thereof shall be applied in the following order:

(i)            the expenses of liquidation and the debts of the Company, other than the debts owing to the Members, shall be paid;

(ii)           any reserves shall be established or continued by the Manager necessary for any contingent or unforeseen liabilities or obligations of the Company or its liquidation.  Such reserves shall be held by the Company for the payment of any of the aforementioned contingencies, and at the expiration of such period as the Manager shall deem advisable, the Company shall distribute the balance to pay debts owing to the Members, with any remaining balance being distributed pursuant to clause (iii); and

(iii)          the balance shall be distributed in accordance with the priorities set forth in Section 7.1; provided, that, after the Capital Contributions of the other Members have been returned, the Capital Contribution of the Manager shall be returned to the extent it was not previously returned to the Manager.

(b)           Upon dissolution of the Company, the Members shall look solely to the assets of the Company for the return of its investment, and if the Company’s assets remaining after payment and discharge of debts and liabilities of the Company, including any debts and liabilities owed to any one or more of the Members, are not sufficient to satisfy the rights of the a Member, it shall have no recourse or further right or claim against any of the other Members.

(c)           If any assets of the Company are to be distributed in kind (which shall require approval of (i) the Manager and (ii) all of the Members), such assets shall be distributed on the basis of the Book Value thereof and any Member entitled to any interest in such assets shall receive such interest therein as a tenant-in-common with all other Members so entitled.

The Book Value of such assets shall be determined by an independent appraiser to be selected by the Company’s accountants and approved by (i) the Manager and (ii) all of the Members.

ARTICLE XII
COMPANY PROPERTY

Section 12.1          Bank Accounts.  All receipts, funds and income of the Company and subsidiaries shall be deposited in the name of the Company or subsidiary (as applicable) in such nationally-recognized banks or other financial institutions as are determined or approved by the Manager.

Section 12.2          Title to Company Property.  All property owned by the Company shall be owned by the Company as an entity and, insofar as permitted by applicable law, no Member shall have any ownership interest in any Company property in its individual name or right, and each Member’s interest in the Company shall be personal property for all purposes.

ARTICLE XIII
BOOKS AND RECORDS: REPORTS

Section 13.1          Books and Records.  The Company shall keep adequate books and records at the principal place of business of the Company and on the premises of the Project, setting forth a true and accurate account of all business transactions arising out of and in connection with the conduct of the Company.  Such books and records shall be open to the inspection and examination of all Members or their duly authorized representatives at any reasonable time.

Section 13.2          Accounting Method.  The accounting basis on which the books of the Company are kept shall be the generally accepted accounting principles (GAAP) as applied in the United States method.  The “Fiscal Year” of the Company shall be the calendar year.

Section 13.3          Reports.

(a)           The Manager shall cause the Company to prepare and deliver to all Members annual audited financial statements no later than sixty (60) days after the end of each Fiscal Year.  In addition, the Manager shall provide the Members with unaudited quarterly financial statements no later than twenty (20) days after the end of each fiscal quarter other than the fourth fiscal quarter, and thirty (30) days after the end of the fourth fiscal quarter, of each Fiscal Year.  Such financial statements shall be prepared in accordance with generally accepted accounting principles (GAAP), consistently applied, and include an income statement, a cash flow statement, a statement of equity and a balance sheet for the Company, for the stipulated period and as of the end of such fiscal period.  The Company shall pay for the audit.

(b)           As early as practicable, but in no event later than ninety (90) days after the end of each Fiscal Year, the Company shall deliver to each Member of the Company at any time during such Fiscal Year a Schedule K-1 and such other information with respect to the Company as may be necessary for the preparation of (i) such Member’s U.S. federal income tax returns, including a statement showing each Member’s share of income, loss, deductions, gain and credits for such Fiscal Year for U.S. federal income tax purposes, and (ii) such state and local income tax returns as are required to be filed by such Member as a result of the Company’s activities in such jurisdiction.

Section 13.4          Controversies with Internal Revenue Service.  The Manager is hereby designated as the “tax matters partner” of the Company pursuant to Section 6231(a)(7) of the Code.  In the event of any controversy with the Internal Revenue Service or any other taxing authority involving the Company or any Member, the outcome of which may adversely affect the Company, directly or indirectly, or the amount of allocation of profits, gains, credits or losses of the Company to an individual Member, the Manager may incur expenses it deems necessary or advisable in the interest of, the Company in connection with any such controversy, including, without limitation, attorneys and accountants’ fees.

ARTICLE XIV
WAIVER OF PARTITION

The Members hereby waive any right of partition or any right to take any other action which otherwise might be available to them for the purpose of severing their relationship with the Company or their interest in assets held by the Company from the interest of the other Members.

ARTICLE XV
GENERAL PROVISIONS

Section 15.1          Amendments.  No alteration, modification or amendment of this Agreement shall be made unless in writing and signed (in counterpart or otherwise) by the Manager and all Members.

Section 15.2          Notices.  All notices, demands, approvals, reports and other communications provided for in this Agreement shall be in writing, shall be given by a method prescribed below in this Section 15.2 and shall be given to the party to whom it is addressed at the address set forth below, or at such other address(es) as such party hereto may hereafter specify by at least fifteen (15) days prior written notice to the Company.

To the Manager or
the Keystone Investor:	c/o Keystone Property Group, L.P.
One Presidential Blvd., Suite 300
Bala Cynwyd, PA 19004
Attn: William Glazer

With a copy to:	Klehr Harrison Harvey Branzburg LLP
1835 Market Street, Suite 1400
Philadelphia, PA 19103
Facsimile: (215) 568-6603
Attn: Bradley A. Krouse, Esq.

To MCG :	c/o Mack-Cali Realty Corporation
343 Thornall Street
Edison, New Jersey 08837
Facsimile: (732) 205-9040

Attn.: Mitchell E. Hersh,
President and Chief Executive Officer

With a copy to:	Mack-Cali Realty Corporation
343 Thornall Street
Edison, New Jersey 08837
Facsimile: (732) 205-9015
Attn.: Roger W. Thomas,
General Counsel and Executive Vice President

Any such notice demand, approval, report or other communication may be delivered by hand, mailed by United States certified mail, return receipt requested, postage prepaid, deposited in a United States Post Office or a depository for the receipt of mail regularly maintained by the United States Post Office, or delivered by local or nationally recognized overnight courier which maintains evidence of receipt.  Any notices, demands, approvals or other communications shall be deemed given and effective when received at the address for which such party has given notice in accordance with the provisions hereof.  Notwithstanding the foregoing, no notice or other communication shall be deemed ineffective because of refusal of delivery to the address specified for the giving of such notice in accordance herewith.  Any notice delivered by facsimile transmission shall be as a courtesy copy only and shall not constitute notice hereunder unless agreed in writing by the receiving party.  Any notice which is intended to initiate a response period set forth in this Agreement shall be effective to do so only if it specifically references such response period and the Section of this Agreement containing such response period.  Any Member may change the address to which notices will be sent by giving notice of such change to the Company, and to other Members, in conformity with the provisions of this Section 15.2 for the giving of notice.  A notice to a party designated to receive a “copy” shall not in and of itself constitute notice to the primary notice party.

Section 15.3          Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws, of the State of Delaware, notwithstanding any conflict-of-law doctrines of such state or other jurisdiction to the contrary.

Section 15.4          Binding Nature of Agreement.  Except as otherwise provided, this Agreement shall be binding upon and inure to the benefit of the Members and their personal representatives, successors and assigns.

Section 15.5          Validity.  In the event that all or any portion of any provision of this Agreement shall be held to be invalid, the same shall not affect in any respect whatsoever the validity of the remainder of this Agreement.

Section 15.6          Entire Agreement.  This Agreement, together with all the exhibits, documents, instruments and materials defined herein or which are referred to herein, constitutes the entire understanding and agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understanding, inducements or conditions, express or implied, oral or written, except as herein contained.

Section 15.7          Indulgences, Etc.  Neither the failure nor any delay on the part of any party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or any other right, remedy, power or privilege; nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.  No waiver shall be effective unless it is in writing and signed by the party asserted to have granted such waiver.

Section 15.8          Execution in Counterparts.  This Agreement may be executed in any number of counterparts, all of which together shall constitute a single contract, and each of such counterparts shall for all purposes be deemed to be an original.  This Agreement may be executed and delivered by facsimile; any original signatures that are initially delivered by fax shall be physically delivered with reasonable promptness thereafter.  This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

Section 15.9          Interpretation.  No provision of this Agreement is to be interpreted for or against either party because that party or that party’s legal representative drafted such provision

Section 15.10       Access; Confidentiality.  By executing this Agreement, each Member expressly agrees, at all times during the term of the Company and thereafter and whether or not at the time a Member of the Company (a) not to issue any press release or advertisement or take any similar action concerning the Company’s business or affairs without first obtaining consent of the Manager, which consent shall not be unreasonably withheld, conditioned or delayed, (b) not to publicize detailed financial information concerning the Company and (c) not to disclose the Company’s affairs generally; provided that the foregoing shall not restrict any Member from disclosing information concerning such Member’s investment in the Company to its officers, directors, employees, agents, legal counsel, accountants, other professional advisors, limited partners, members and Affiliates, or to prospective or existing investors of such Member or its Affiliates or to prospective or existing lenders to such Member or its Affiliates.  Nothing herein shall restrict any Member from disclosing information that: (i) is in the public domain (except where such information entered the public domain in violation of this Section 15.10); (ii) was made available or becomes available to a Member on a non-confidential basis prior to its disclosure by the Company; (iii) was available or becomes available to a Member on a non-confidential basis from a Person other than the Company who is not otherwise bound by a confidentiality agreement with the Company or its representatives, or is not otherwise prohibited from transmitting the information to the Member; (iv) is developed independently by the Member; (v) is required to be disclosed by applicable law, rule or regulation (provided that prior to any such required disclosure, the disclosing party shall, to the extent possible, consult with the other Members and use best efforts to incorporate any reasonable comments of the other Members prior to such disclosure) or is necessary to be disclosed in connection with customary or required financial reporting of any Member or its Affiliates; or (vi) is expressly approved in writing by the Members.  The provisions of this Section shall survive the termination of the Company.

Section 15.11       Equitable Relief.  The Members hereby confirm that damages at law may be an inadequate remedy for a breach or threatened breach of this Agreement and agree that, in the event of a breach or threatened breach of any provision hereof, the respective rights and obligations hereunder shall be enforceable by specific performance, injunction or other equitable remedy, but, nothing herein contained is intended to, nor shall it, limit or affect any right or rights at law or by statute or otherwise of a Member aggrieved as against the other for a breach or threatened breach of any provision hereof, it being the intention by this Section 15.11 to make clear the agreement of the Members that the respective rights and obligations of the Members hereunder shall be enforceable in equity as well as at law or otherwise and that the mention herein of any particular remedy shall not preclude a Member from any other remedy it or he might have, either in law or in equity.

Section 15.12       Representations and Covenants by the Members.

(a)           Each Member represents, warrants, covenants, acknowledges and agrees that:

(i)            It is a corporation, limited liability company or partnership, as applicable, duly organized or formed and validly existing and in good standing under the laws of the state of its organization or formation; it has all requisite power and authority to enter into this Agreement, to acquire and hold its Membership Interest and to perform its obligations hereunder; and the execution, delivery and performance of this Agreement has been duly authorized.

(ii)           This Agreement and all agreements, instruments and documents herein provided to be executed or caused to be executed by it are duly authorized, executed and delivered by and are and will be binding and enforceable against it.

(iii)          Its execution and delivery of this Agreement and the performance of its obligations hereunder will not conflict with, result in a breach of or constitute a default (or any event that, with notice or lapse of time, or both, would constitute a default) or result in the acceleration of any obligation under any of the terms, conditions or provisions of any other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets are subject, conflict with or violate any of the provisions of its organizational documents, or violate any statute or any order, rule or regulation of any governmental authority, that would materially and adversely affect the performance of its duties hereunder; such Member has obtained any consent, approval, authorization or order of any governmental authority required for the execution, delivery and performance by such Member of its obligations hereunder.

(iv)          There is no action, suit or proceeding pending or, to its knowledge, threatened against it in any court or by or before any other governmental authority that would prohibit its entry into or performance of this Agreement.

(v)           This Agreement is a binding agreement on the part of such Member enforceable in accordance with its terms against such Member.

(vi)          It has been advised to engage, and has engaged, its own counsel (whether in-house or external) and any other advisors it deems necessary and appropriate.  By reason of its business or financial experience, or by reason of the business or financial experience of its own attorneys, accountants and financial advisors (which advisors, attorneys and accountants are not Affiliates of the Company or any other Member), it is capable of evaluating the risks and merits of an investment in the Membership Interest and of protecting its own interests in connection with this investment.  Nothing in this Agreement should or may be construed to allow any Member to rely upon the advice of counsel acting for another Member or to create an attorney-client relationship between a Member and counsel for another Member.

(vii)         It is acquiring the Membership Interest for investment purposes for its own account only and not with a view to, or for sale in connection with, any distribution of all or a part of the Membership Interest.

(viii)        It is familiar with the definition of “accredited investor” in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended, and it represents that it is an “accredited investor” within the meaning of that rule.

(ix)          It is not required to register as an “investment company” within the meaning ascribed to such term by the Investment Company Act of 1940, as amended, and covenants that it shall at no time while it is a Member of the Company conduct its business in a manner that requires it to register as an “investment company”.

(x)           (i) each Person owning a ten percent (10%) or greater interest in such Member (A) is not currently identified on the “Specially Designated Nationals and Blocked Persons List” maintained by the Office of Foreign Assets Control, Department of the Treasury (or any other similar list maintained by the Office of Foreign Assets Control pursuant to any authorizing statute, executive order or regulation) and (B) is not a Person with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of U.S. law, regulation, or executive order of the President of the United States, and (ii) such Member has implemented procedures, and will consistently apply those procedures, to ensure the foregoing representations and warranties remain true and correct at all times.  This Section 15.12(a)(x) shall not apply to any Person to the extent that such Person’s interest in the Member is through either (x) a Person (other than an individual) whose securities are listed on a national securities exchange, or quoted on an automated quotation system, in the United States, or a wholly-owned subsidiary of such a Person or (y) an “employee pension benefit plan” or “pension plan” as defined in Section 3(2) of the U.S. Employee Retirement Income Security Act of 1974, as amended.

(xi)          It shall comply with all requirements of law relating to money laundering, anti-terrorism, trade embargos and economic sanctions, now or hereafter in effect and shall immediately notify the other Members in writing if it becomes aware that any of the foregoing representations, warranties or covenants are no longer true or have been breached or if the Member has a reasonable basis to believe that they may no longer be true or have been breached.

(xii)         No Member or its Affiliates, has dealt with any broker or finder in connection with its entering into this Agreement and shall indemnify the other Members for all costs, damages and expenses (including reasonable attorneys’ fees) which may arise out of a breach of the aforesaid representation and warranty.

(xiii)                        No broker or finder has been engaged by it in connection with any of the transactions contemplated by this Agreement or to its knowledge is in any way connected with any of such transactions.  In the event of a claim for a broker’s or finder’s fee or commission in connection herewith, then each Member shall, to the fullest extent permitted by applicable law, indemnify, protect, defend and hold the other Member, the Company, each subsidiary, and their respective assets harmless from and against the same if it shall be based upon any statement or agreement alleged to have been made by it or its Affiliates.

(b)                                 The Manager represents and warrants to MCG that the Company was formed solely for the purpose of entering into the transactions contemplated by the Purchase Agreement and Section 4, and has incurred no costs or expenses or liability or obligations prior to the date of this Agreement and, (i) except as provided in this Agreement or another agreement between the Manager or its affiliates and MCG or its affiliates, MCG shall not be liable for any cost, expense, liability or obligation of the Company incurred prior to the date of this Agreement and (ii) the Manager and the Keystone Investor, jointly and severally, shall indemnify, defend and hold MCG harmless from and against any loss or liability incurred by MCG arising from a breach by the Manager of its representations and warranties made in this Section 15.12(b).

Section 15.13                      No Third Party Beneficiaries.  Notwithstanding anything to the contrary contained herein, no provision of this Agreement is intended to benefit any party other than the Members hereto and their successors and assigns in the Company and no provision hereof shall be enforceable by any other Person.  Without limiting the foregoing, no creditor of, or other Person doing business with, the Company or the Project shall be a beneficiary of, or have the right to enforce, any of the provisions of this Agreement.

Section 15.14                      Waiver of Trial by Jury.  With respect to any dispute arising under or in connection with this Agreement or any related agreement, each Member hereby irrevocably waives all rights it may have to demand a jury trial. This waiver is knowingly, intentionally and voluntarily made by the members and each Member acknowledges that none of the other Members nor any person acting on behalf of the other parties has made any representation of fact to induce this waiver of trial by jury or in any way to modify or nullify its effect. Each Member further acknowledges that it has been represented (or has had the opportunity to be represented) in the signing of this agreement and in the making of this waiver by independent legal counsel, selected of its own free will, and that it has had the opportunity to discuss this waiver with counsel.  Each of the Members further acknowledges that it has read and understands the meaning and significations of this waiver provision.

Section 15.15                      Taxation as Partnership.  The Members intend and agree that the Company will be treated as a partnership for United States federal, state and local income tax purposes.  Each Member and the Company agrees that it will not cause or permit the Company to: (i) be excluded from the provisions of Subchapter K of the Code, under Code Section 761, or otherwise, (ii) file the election under Regulations Section 301.7701-3 (or any successor provision) which would result in the Company being treated as an entity taxable as a corporation for federal, state or local tax purposes or (iii) do anything that would result in the Company not being treated as a “partnership” for United States federal and, as applicable, foreign, state and local income tax purposes.  Each Member and the Company shall file all tax returns and shall otherwise take all tax and financial reporting positions in a manner consistent with such treatment.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have set their hands as of the date first above written.

[KEYSTONE MANAGER]

By:
Name:
Title:

[MACK-CALI INVESTOR]

By:
Name:
Title:

[KEYSTONE INVESTOR]

By:
Name:
Title:

EXHIBIT A

Schedule of Members

(as of [DATE], 2014)

Name	Capital Contributions	Percentage Interest
[KEYSTONE MANAGER] c/o Keystone Property Group, L.P. One Presidential Blvd., Suite 300 Bala Cynwyd, PA 19004 Attn: William Glazer	$500.00	0.0000%
[MACK-CALI INVESTOR] c/o Mack-Cali Realty Corporation 343 Thornall Street Edison, New Jersey 08837 Attn.: Mitchell E. Hersh, President and Chief Executive Officer	$[AMOUNT]* [MCG] Class [1/2] Capital Contribution $[AMOUNT] Supplemental Capital Contribution	[ ]	%
[KEYSTONE INVESTOR] c/o Keystone Property Group, L.P. One Presidential Blvd., Suite 300 Bala Cynwyd, PA 19004 Attn: William Glazer	$[AMOUNT] Class 1 Capital Contribution $[AMOUNT] Supplemental Capital Contribution	[ ]	%
TOTAL:	$[AMOUNT]	100.0000%

*  The MCG Capital Contribution for each joint venture will be:

Taxter Corporate Park, 555/565 Taxter Road, Elmsford, NY - $5,900,000 Class 1 Capital Contribution and a $5,060,757 MCG Class 2 Capital Contribution

Taxter Corporate Park, 570 Taxter Road, Elmsford, NY - $995,000 Class 1 Capital Contribution and a $44,243 MCG Class 2 Capital Contribution

Talleyrand Office Park, 200/220 White Plains Road, Tarrytown, NY - $5,200,000.00 MCG Class 2 Capital Contribution

17-17 Route 208 North, Fair Lawn, NJ - $461,000.00 MCG Class 2 Capital Contribution

30 Knightbridge Road, Piscataway, NJ - None

412 Mt. Kemble Avenue, Morris Township, NJ - None

470 Chestnut Ridge Road, Woodcliff Lake, NJ - $900,000.00 MCG Class 2 Capital Contribution

400 Chestnut Ridge Road, Woodcliff Lake, NJ - $1,000,000.00 MCG Class 2 Capital Contribution

530 Chestnut Ridge Road, Woodcliff Lake, NJ - $1,500,000.00 MCG Class 2 Capital Contribution

Soundview Plaza, 1266 East Main Street, Stamford, CT - $8,054,569.00 MCG Class 2 Capital Contribution

EXHIBIT B

Operating and Capital Budgets

[Attached]

EXHIBIT C

Purchase Agreement

[Attached]

SCHEDULE 7.4

ROFO PARTIES

Brad Berger

Greg Berger

Robert F. Weinberg 2013 Trust

RFW Management Inc.

SCHEDULE 8.1(f)(i)

TERMINATION NOTICES

NONE

SCHEDULE 8.1(f)(ii)

TENANT ALLOWANCES AND LEASING COMMISSIONS

Tenant Improvements

Building	Tenant	Amount
200 White Plains	Rosefeld Tortu Retirement	13,750.00
200 White Plains	Member Processing Center LLC	$58,383.00
220 White Plains	Rabin & Rabin	$1,708.33
220 White Plains	Rabin & Rabin	Turn-Key
220 White Plains	Cunningham Lindsey US Inc.	Turn-Key
220 White Plains	Carrier Logistics	Turn-Key

Leasing Commissions

Building	Tenant	Broker	Amount
None

SCHEDULE 8.1(1)

ROFO RIGHTS

SECOND AMENDMENT TO CONTRIBUTION AND EXCHANGE
AGREEMENT

THIS SECOND AMENDMENT TO CONTRIBUTION AND EXCHANGE AGREEMENT (the “Second Amendment”) is made as of June 27, 2000 between RMC Development Company, LLC f/k/a Robert Martin Company, LLC, Robert Martin-Eastview North Company, L.P. and Mack-Cali Realty, L.P. (“MCRLP”, f/k/a Cali Realty, L.P.) and Mack-Cali Realty Corporation (“MCRC”, f/k/a Cali Realty Corporation).

WHEREAS, the parties hereto have entered into that certain Contribution and Exchange Agreement dated as of January 24, 1997 as amended by Consent and Waiver Agreement dated September   , 1997 (collectively the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement pursuant to this Second Amendment with regard to certain terms as more fully set forth below.

NOW THEREFORE, in consideration of Ten Dollars in hand paid and the mutual promises hereinafter set forth, the parties hereto hereby agree as follows;

1)  All terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2)  Notwithstanding anything in Section 27 of the Agreement to the contrary:

1.1.1 Restrictions on Sale nr Refinancing of the Property. MCRC and MCRLP and their Subsidiaries and affiliates (including, without limitation, any Permitted Assignee) may not dispose of or distribute any of the real properties listed on Schedule A hereto (each a “Property” and collectively, the “Properties”) prior to the dates (for each Property, the “Restricted Period”) determined from Schedule A with respect to each Property (which Schedule provides for an average Restricted Period of approximately five (5) years following June 27, 2000) without the express written consent of Martin S. Berger (the “RM Representative”) (or, if he shall not be alive, his successor selected by a majority of the remaining parties who received limited partnership interests (“Units”) in MCRLP pursuant to the Agreement (the “Robert Martin Unit Holders”)) except (i) in

1

date such Property was contributed to MCRLP or its predecessor entity (as set forth in Schedule 27.4 of the Agreement) over such Property’s adjusted tax basis for federal income tax purposes on such date. The RM Holders agree to cooperate with MCRC and MCRLP and their independent certified public accountants regarding the calculation of the amount of actual Built-in Gain attributable to any Property recognized upon any transfer. In the event a Property is sold with the consent of Martin S. Berger or the RM Representative prior to the expiration of the Restricted Period determined from Schedule A for such Property, then the Restricted Period for other Property or Properties (determined from Schedule A and designated by Martin S. Berger or the RM Representative) having an Allocated Property Value approximately equal to the Allocated Property Value of the first Property being sold shall be extended for a time period equal to the period from the date on which the sale of such Property closes to the end of the Restricted Period for such Property.

1.1.2. During the Restricted Period, MCRC and MCRLP and their Subsidiaries and affiliates (including, without limitation, any Permitted Assignee), may dispose of any of the Properties at any time in connection with (i) the sale of all or substantially all of the properties owned by MCRLP under such terms and conditions which the Board of Directors of MCRC (“Board”), in its sole judgment, determines to be in the best interests of MCRC and its public stockholders, or (ii) a sale (including without limitation a transfer to a secured lender in lieu of foreclosure) which the Board, in its sole judgment, determines is reasonably necessary (1) to satisfy any material monetary default on any unsecured debt, judgment or liability of MCRC, MCRLP or any Subsidiary or

2

Permitted Assignee when they become due (at maturity or otherwise) or (2) to cure or satisfy any material monetary default on any mortgage secured by a Property; provided, however, that no such sales will be made under clause (ii) unless MCRLP is unable to settle or refinance any such debts, judgments or liabilities, or cure or satisfy any such defaults, after making commercially reasonable efforts to do so under then prevailing market conditions. In the event the Board, after MCRLP has made the commercially reasonable efforts described in the preceding sentence, in its sole judgment, determines that it is reasonably necessary to dispose of any of the Properties to satisfy a material monetary default on any unsecured debt, judgment or liability of MCRLP when it becomes due (at maturity or otherwise), MCRLP covenants and agrees that it shall treat all of its properties proportionately, including the Properties, in its determination of what properties to dispose of to satisfy such material debt, judgment or liability and shall use commercially reasonable efforts to minimize any adverse tax consequences to holders of the Units, including the RM Holders, the holders of Units originating from the initial public offering of Cali Realty Corporation on August 31, 1994 (the “Cali Holders”) and the holders of Units (the “Mack Group Holders”) originating from that certain Contribution and Exchange Agreement among The MK Contributors, the MK Entities, The Patriot Contributors, The Patriot Entities, Patriot American Management And Leasing Corp., Cali Realty, L.P. and Cali Realty Corporation dated September 18, 1997 (the “Mack Contribution and Exchange Agreement”). Such proportionate treatment shall mean that the ratio of the unencumbered fair market value of the Properties that are sold over the unencumbered fair market value of the total amount of property that are sold shall be no greater than the ratio of the unencumbered fair market value of the total

3

Properties over the unencumbered fair market value of the total properties owned by MCRLP, MCRC and their Subsidiaries. In the case of any disposition of any of the Properties pursuant to this Section 1.1.2, the RM Holders may attempt to obtain title to the Properties in question so long as any equity in the Properties which MCRLP may otherwise be seeking to preserve is not lost or jeopardized. Moreover, in the event of an anticipated transfer of any of the Properties to a secured lender in lieu of foreclosure or foreclosure, MCRLP shall use commercially reasonable efforts to provide the RM Holders the right to (a) cure the default including the right to loan MCRLP the funds necessary to cure the default on an unsecured basis, as well as the right to loan such funds to MCRLP and to receive security for any such loan from MCRLP (or its appropriate affiliate) in the form of a second mortgage secured solely by such Property (but only if the lender or lenders holding any prior mortgage or mortgages on the relevant Property expressly consent in writing to the grant of the second mortgage, provided that neither such loan, whether secured or unsecured by the RM Holders nor the granting of any such second mortgage to such holders violates any covenant in any loan agreement of MCRLP, MCRC or any of their affiliates); (b) acquire, for one Unit (if the value of a Unit at the time of such acquisition is not more than one thousand ($1,000.00) dollars or, if so, then for a fraction of a Unit, such fraction’s value being equal to one thousand ($1,000.00) dollars), such Property from MCRLP subject to the debt or liability; or (c) permit the RM Holders to exercise MCRLP’s right of redemption with respect to such Property; provided, however, that MCRLP shall not have any obligation to grant the RM Holders the rights described in clauses (a) and/or (b) of this sentence until the RM Holders (whose financial position and resources as determined by MCRLP using

4

commercially reasonable standards to be satisfactory for the purpose of acting as indemnitors pursuant to this provision) have agreed with MCRLP in writing to indemnify and hold harmless MCRLP, MCRC and their Subsidiaries and affiliates from and against all costs (including reasonable attorneys fees), expenses, taxes (including without limitation any deed, mortgage or real estate transfer taxes), claims, judgments, liabilities or damages incurred or arising from or in connection with or attributable to or resulting from the grant or exercise of such rights, or the acquisition of such Property by the RM Holders, but only to the extent such costs would not have been incurred otherwise.

1.1.3 After the expiration of the Restricted Period with respect to each Property, MCRC and MCRLP may dispose of any of the Properties at any time; provided, however, that, MCRC and MCRLP and their Subsidiaries shall use commercially reasonable efforts to prevent any such sale, transfer or other disposition of the Properties, or any distribution of the Properties which is treated as a taxable disposition, from resulting in the recognition of Built-in Gain by the RM Holders, and provided further that the RM Holders shall have a right of first offer as set forth in Section 1.1.4 below.

1.1.4 In the event MCRLP desires to sell or otherwise desires to dispose of, or receives an offer to purchase any of, the properties pursuant to Sections 1.1.2 or 1.1.3 above, MCRLP shall give notice (the “Offering Notice”) thereof to the RM Holders. The Offering Notice shall specify the nature of the sale, and the consideration and other terms upon which it intends to undertake such sale. Within thirty (30) days thereafter, the

5

RM Holders may elect, by notice to MCRLP, to purchase the Property which is the subject of the Offering Notice. If the RM Holders elect to so purchase, then such purchase shall be consummated on the terms and conditions set forth in the Offering Notice; provided, however, to the extent that the Property in question is then subject to separately allocated debt and the lender thereof consents to the RM Holders assuming such debt, or acquiring such Property subject to such debt, at no cost, expense or liability to MCRLP (or if there is any such cost, liability or expense, the RM Holders shall have reimbursed MCRLP for all such costs, liabilities or expenses and agreed in writing with MCRLP to indemnify and hold harmless MCRLP from and against any additional costs, liabilities or expenses arising from or in connection with or attributable to (i) such assumption, (ii) the acquisition of the Property subject to such debt or (iii) the payment of any such costs, liabilities or expenses, but only to the extent such costs would not have been incurred otherwise), MCRLP will convey the Property subject to such debt. The RM Holders may use their Units as currency, in whole or in part, in connection with the purchase of any of the Property from MCRLP pursuant to this Section 1.1.4. In addition, as part of a transfer of any Property pursuant to Sections 1.1.2 (ii)(1) or (2), if the RM Holders can cause the third party which is otherwise to obtain title to any Property to accept Units, in whole or in part, in lieu of obtaining title to such Property, the RM Holders shall have the right to do so provided that such third party agrees to be bound by all of the terms and conditions of the OP Agreement and performs in accordance therewith, including, without limitation, performing the requirements pertaining to a transfer of Units (other than the need to obtain the consent of the general partner of MCRLP, which consent is hereby deemed to be given); in such event, title to the Property

6

which would otherwise have been transferred to such third party shall be transferred to the RM Holders. If within the thirty (30) day period during which the RM Holders have the right to elect to purchase the Property for sale under the Offering Notice, the RM Holders do not make the election or fail to respond to the Offering Notice, then MCRLP may undertake to sell such Property on such terms and conditions as it shall elect; provided, however, that the sale of any of the Property to which this Section 1.1.4 applies shall not be consummated at less than 95% of the price as specified in the Offering Notice unless MCRLP again offers the Property to the RM Holders upon such more favorable terms and conditions (in which case the thirty (30) day period described above shall be reduced to ten (10)). If the RM Holders notify MCRLP of their intention not to purchase the Property as set forth in the revised Offering Notice, then MCRLP may consummate the sale at any lime thereafter, provided that such sale shall not he consummated at less than 95% of the price specified in the revised Offering Notice unless MCRLP again complies with the provisions of this Section 1.1.4.

1.1.5 In the event that the RM Holders elect to purchase Property pursuant to Section 1.1.4, MCRLP agrees to cooperate with the RM Holders, at no cost, expense or liability to MCRLP, to cause debt to be placed on the Property immediately prior to the closing of the conveyance of said Property, provided that (i) the RM Holders arrange for such debt at their sole cost and expense, (ii) the RM Holders are unconditionally prepared to close such conveyance immediately after said closing of the loans, (iii) the RM Holders agree to assume the debt and thereafter assume same at the

7

| Bldg # | Description | Basis 1/31/97 | Fair Market Value | Current Debt | Built In Gain | % of Total FMV | Years of Lock up | Effective Years |
|---|---|---|---|---|---|---|---|---|
| 1001 | [redacted] | | | | | | | |
| 1003 | | | | | | | | |
| 1005 | | | | | | | | |
| 1006 | | | | | | | | |
| 1007 | | | | | | | | |
| 1009 | | | | | | | | |
| 1010 | | | | | | | | |
| 1011 | | | | | | | | |
| 10[redacted] | | | | | | | | |
| 1013 | | | | | | | | |
| 1014 | | | | | | | | |
| 1018 | | | | | | | | |
| 1022 | | | | | | | | |
| 1023 | | | | | | | | |
| 1026 | | | | | | | | |
| 1028 | | | | | | | | |
| 1042 | | | | | | | | |
| 1043 | | | | | | | | |
| 1044 | | | | | | | | |
| 1045 | | | | | | | | |
| 1046 | | | | | | | | |
| 1047 | | | | | | | | |
| 1201 | | | | | | | | |
| 1202 | | | | | | | | |
| 1203 | | | | | | | | |
| 1204 | | | | | | | | |
| 1205 | | | | | | | | |
| 1206 | | | | | | | | |
| 1300 | | | | | | | | |
| 2901 | | | | | | | | |
| 4235 | | | | | | | | |
| 4251/4252 | | | | | | | | |
| 4272/4273 | | | | | | | | |
| 6311 | | | | | | | | |
| 6312 | | | | | | | | |
| 6316 | | | | | | | | |
| 6318 | | | | | | | | |
| 6701 | | | | | | | | |
| 6808 | | | | | | | | |
| 6810 | | | | | | | | |
| 40 Blds | | | | | | | | |
| 1019 | | | | | | | | |
| 1027 | | | | | | | | |
| 4236 | | | | | | | | |
| 4245/40[redacted] | | | | | | | | |
| 6301 | | | | | | | | |
| 6302 | | | | | | | | |
| 6304 | | | | | | | | |
| 631[redacted] | | | | | | | | |
| 631[redacted] | | | | | | | | |
| 6801 | | | | | | | | |
| 6802 | | | | | | | | |
| 6804 | | | | | | | | |
| 1002 | | | | | | | | |
| 1016 | | | | | | | | |
| 4256 | | | | | | | | |
| 6322 | | | | | | | | |
| 7102/71[redacted] | [redacted] West) | | | | | | | |
| 7105 | | | | | | | | |
| 7108 | [redacted] | | | | | | | |
| | | 0 | 0 | 0 | 0 | 0 | 0 | 0 |
| | 200 White Plains Road | [redacted] | | | | | | |
| | 220 White Plains Road | | | | | | | |
| [redacted] | | | | | | | | |

First Amendment to Contribution and Exchange Agreement Average Restricted Period Schedule A Bldo 1 Description Basis 1/31/97 Fair Market value Current Debt Built in Gain % of Total FMV Years of Look up Effective Years 1001 1003 1005 1006 1007 1009 1010 1011 1012 1013 1014 1018 1022 1023 1028 1028 1042 1043 1044 1045 1046 1047 1201 1202 1203 1204 1205 1208 1300 2901 4235 4251/4252 4272/4273 6311 6312 6316 6318 6318 6701 6808 6810 40 Blds 1019 1027 4236 6301 6302 6304 1002 1016 4256 6322 7105 7108 0 0 0 0 0 0 0 200 White Plains Road 220 White Plains Road

All notices, demands, requests, or other writings in this Agreement provided to be given or made or sent, or which may be given or made or sent, by either party hereto to the other, shall be in writing and shall be delivered by depositing the same with any nationally recognized overnight delivery service, or by telecopy or fax machine, in either event with all transmittal fees prepaid, properly addressed, and sent to the following addresses:

If to Cali or CRLP:	c/o Cali Realty Corporation
11 Commerce Drive
Cranford, New Jersey 07016
Attn: Roger W. Thomas, Esq.
(908) 272-8000 (tele.)
(908) 272-6755 (fax)

with a copy to:	Pryor, Cashman, Sherman & Flynn
410 Park Avenue
New York, New York 10022
Attn: Jonathan A. Bernstein, Esq.
(212) 326-0425 (tele.)
(212) 326-0806 (fax)

If RM:	Robert Martin Company, LLC
100 Clearbrook Road
Elmsford, NY 10523
Attn.: Brad Berger and
Lloyd I. Roos, Esq.
(914) 592-4800 (tele.)
(914) 592-4836 (fax)

with a copy to:	Battle Fowler LLP
75 East 55th Street
New York, New York 10022
Attn: Robert J. Wertheimer, Esq.
(212) 856-7000 (tele.)
(212) 856-7808 (fax)

or to such other address as either party may from time to time designate by written notice to the other or to the Escrow Agent. Notices given by (i) overnight delivery service as aforesaid shall be deemed received and effective on the first business day following such dispatch and (ii) telecopy or fax machine shall be deemed given at the time and on the date of machine transmittal provided same is sent prior to 4:00 p.m. on a business day (if sent later, then notice shall be deemed given on the next business day) and if the sending party receives a written send confirmation on its machine and forwards a copy thereof by regular mail accompanied by such notice or communication. Notices may be given by counsel for the parties described above, and such Notices shall be deemed given by said party, for all purposes hereunder.

25.                 ACCOUNTING DISPUTE RESOLUTION

In the event of an application of this Section pursuant to Section 2.2(d), the parties hereby agree to rely upon Deloitte & Touche (the “Accountant”) to render a binding decision as to the amount of Third Party Management Fees. Each party shall submit, within ten (10) business days after Reconciliation Period, their calculation of the Third Party Management Fees and the basis of said calculation. Within fifteen (15) business days of said submissions, the Accountant shall render his decision. All fees and expenses of the Accountant shall be divided equally between RM and CRLP. In the event of the death or unavailability of the Accountant, the parties shall attempt to agree upon an accountant whose decision as to the amount of Third Party Management Fees shall be binding. If the parties are unable to agree, within seven (7) business days, upon an accountant, each shall appoint an accountant, within three (3) business days, and the two so selected shall appoint a third accountant. If the two so selected are unable to agree, within seven (7) business days, on a third accountant, the third accountant shall be appointed pursuant to an action brought for such purpose before the New York State Supreme Court situated in Manhattan, upon application of either party. Each party shall submit, within fifteen (15) business days after the appointment of the necessary accountant(s), their calculation of the Third Party Management Fees and the basis for said calculation. Within fifteen (15) business days of said submissions, the accountants shall render their decision. A decision as to the amount of Third Party Management Fees by a majority of the accountants shall be binding upon both parties; provided, however, if a majority of the accountants are unable to agree on an amount, then the average of the calculations of the two closest accountants shall be binding on both parties. The fees and expenses of the third accountant shall be divided equally between RM and CRLP. All other expenses shall be borne by the party incurring them. All accountants appointed pursuant to this Section 25 shall be certified public accountants with at least fifteen (15) years experience.

26.                 RETAINED PROPERTIES AND NOMINEE PROPERTIES

26.1  RM is contributing to CRLP certain portions of the Real Property due to the lack of a subdivision of such property from the developed parcels adjacent or in close proximity thereto; such property is herein defined as the “Nominee Properties” and is more particularly described as such on Schedule 26.1. In addition, there is certain other property which is to continue to be owned by RM but which ownership and development is to be subject to the terms and conditions of this Section 26; such property is herein defined as the “Retained Properties”. Any property set forth on Schedule 26.1 which is not defined as a Nominee Property is a Retained Property, and the Nominee Properties and the Retained Properties are collectively referred to herein as the “Development Sites”. Cali, CRLP and RM agree to establish mutually acceptable arrangements, subject to this Section 26 and CRLP’s Right of First